UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2016

Date of reporting period: January 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2016 ANNUAL REPORT

January 31, 2016

CRESCENT SHORT DURATION HIGH INCOME FUND

GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CRESCENT SHORT DURATION HIGH INCOME FUND The Fund’s investments in high yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2016

Dear Shareholders,

During much of the 12-month period ended January 31, 2016, uneven global economic growth, declining commodity prices and disparate central bank policies set the stage for mixed returns in all markets. The weakening of several foreign currencies against the U.S. dollar also took a toll on total returns for dollar-based investors in many international markets. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis weighed heavily on investors’ minds. On December 16, 2015, the U.S. Federal Reserve’s Federal Open Market Committee raised its benchmark lending rate from a range of 0% to 0.25% to a range of 0.25% to 0.5% – the first interest rate hike in nearly a decade.

For the period under review, performances of the funds’ benchmarks were mixed. The BofA Merrill Lynch U.S High Yield Cash Pay BB-B 1-5 Year Index, which is American Beacon Crescent Short Duration High Income Fund’s yardstick, declined -4.52%. The JPMorgan EMBI Global Diversified Index, which is American Beacon Global Evolution Frontier Markets Income Fund’s touchstone, gained a scant 0.07%.

We are proud to offer a broad range of funds to help investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

For the 12 months ended January 31, 2016:

•	American Beacon Crescent Short Duration High Income Fund (Investor Class) returned -2.57%.

•	American Beacon Global Evolution Frontier Markets Income Fund (Investor Class) returned -7.00%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

High Yield Bond Market Overview

January 31, 2016 (Unaudited)

2015 proved to be a tale of two halves, and the challenging backdrop for the U.S. capital markets at year end has rolled over into 2016. As the first half of 2015 began, two of the biggest concerns were interest rates and oil prices. While both weighed on investors’ minds, the latter receded as oil rallied during the spring. By the end of May, the Bank of America Merrill Lynch High Yield Master II Index (“HY Index”) and the S&P/LSTA Leveraged Loan Index (“Loan Index”) had posted returns of 4.1% and 3.3%, respectively. The leveraged credit market began to turn in June as oil dropped from its recent peaks and began a steady descent along with the Metals/Mining sector.

In the second half of the year, commodity fears soon combined with apparent cracks in the global economy. China showed signs of stress with speculation that growth was slowing at an alarming rate. The emerging markets, many heavily dependent on oil revenues, were under scrutiny as well. These factors put additional pressure on already fragile economies in Western Europe and Asia. The U.S. was the lone stalwart on the globe, but investors began to fear that even the domestic economy could not be insulated from a global downturn. All of these concerns led to a general “risk-off” trade with investors shedding exposure to leveraged credit. High yield proceeded to post a negative return for six of the seven months from June to December with the HY Index ending the year at -4.6%. The Loan Index fared better, but was still down approximately -0.7% for the year. For perspective, this was the first negative year for both asset classes since the 2008 credit crisis, the fifth negative year for high yield and the second negative year for bank loans – ever.

Not surprisingly, the heightened fears around commodities and the macro environment led to technical pressure in the leveraged credit markets from a supply standpoint. Credit Suisse Group (“Credit Suisse”) reported that high-yield, new-issue volumes ended the year at $286 billion, down 10.2% year-over-year and at the slowest pace seen since 2011. It’s worth noting, though, that almost 70% of last year’s new issues took place in the first two quarters of the year. The picture was even worse in the leveraged loan market as primary issuance totaled $258 billion in 2015, down about 32% from 2014 levels. Market volatility in the latter half of the year drove new issue volumes down as issuers and underwriters that weren’t forced to do deals opted to stay on the sidelines rather than take their chances in a choppy and uncertain market.

The decline in supply was met by investor outflows as JPMorgan Chase & Co. reported that $13 billion of capital left high yield via retail mutual funds in 2015. Continuing the theme of good first half and bad second half, the high-yield outflows were heavily concentrated in the last two quarters of the year with $14 billion leaving during that time frame, wiping out the net inflows of $100 million from the first half. With investors accelerating the withdrawal from loan funds in 2015 ($20 billion in outflows), the formation of collateralized loan obligations (“CLO”) remained an important source of demand for the leveraged loan market. Although slightly lower than 2014’s record issuance of $121 billion, 2015 CLO issuance of $100 billion (excluding refinancing) was very strong and helped offset the outflows from mutual funds. Despite these outflows, the overall market continued to grow with high yield increasing to $1.6 trillion as of December 31, 2015 (up from $1.4 trillion the previous year per Credit Suisse) and the par amount outstanding of the Loan Index hit a new record of $879 billion at year end 2015.

All of the challenges mentioned previously pushed the high-yield market to the widest valuations seen in several years. The yield to worst on the HY Index was 8.8% on December 31, 2015, compared to HY Index’s 20-year monthly average of 9.3%. While the overall yield may not be particularly high relative to historical levels, it is largely a function of today’s unprecedented low interest rate environment. On a spread basis, the HY Index ended the year 698 basis points (6.98%) over Treasuries, well-wide of the 20 year average of 579 basis points (5.79%) and 185 basis points (1.85%) wider than where the year started. The last time the HY Index was this wide was during the European debt crisis in 2011. Spreads of this level seem to imply either an imminent spike in defaults or a heightened risk of recession. On the bank loan side, the average spread-to-maturity for the Loan Index widened 105 basis points (1.05%) over the year. The average spread on new-issue B+/B credit-rated institutional loans widened 66 basis points (0.66%) during the fourth quarter of 2015 to end the period at the 576 basis points (5.76%) level (taking into account the LIBOR floor benefit and the upfront fee amortized over three years). The average new-issue spread on BB/BB- credit-rated institutional loans also widened 46 basis points (0.46%) to an all-in spread level of 428 basis points (4.28%).

High Yield Bond Market Overview

January 31, 2016 (Unaudited)

The aforementioned spread levels, particularly in the high-yield market seem to be at odds with the outlook for credit defaults. The last 12 months’ par-weighted default rate for high yield at the end of 2015 was 3.4% (Moody’s) and 1.5% (Standard & Poor’s) for loans, both highly concentrated in commodity-related issuers. Moody’s speculative grade default estimate for the end of 2016 is 4.7%, which is certainly higher than 2015 but still below the long-term historical average of 4.9% for high yield. The outlook points to a relatively moderate increase in credit defaults this year, much of which is expected to come from the commodity sectors, while year-end spreads appear to be pricing a much more bearish scenario.

The harsh sell-off in the back half of last year continued into January. Since the beginning of June 2015, high yield and bank loans declined 10.2% and 4.5%, respectively, through the end of January. Spreads for the HY Index are near 800 basis points (8.00%), levels last seen in the 1990 and 2001 recessions.

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2016 (Unaudited)

The Investor Class of the American Beacon Crescent Short Duration High Income Fund (the “Fund”) returned -2.57% for the year ended January 31, 2016, compared to the Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (the “Index”) return of -4.52% for the same period.

*	Inception of Fund.

Total Returns for the Period ended 1/31/16

	Ticker	1 Year	Since incep. (10/1/14)	Value of $10,000 10/1/14-1/31/16
Institutional Class (1,3)	ACHIX	(2.23)%	(2.90)%	$9,616
Y Class (1,3)	ACHYX	(2.39)%	(3.04)%	9,957
Investor Class (1,3)	ACHPX	(2.57)%	(3.24)%	9,570
A Class with sales charge (1,3)	ACHAX	(5.16)%	(5.19)%	9,556
A Class without sales charge (1,3)	ACHAX	(2.71)%	(3.35)%	9,556
C Class with sales charge (1,3)	ACHCX	(4.29)%	(3.96)%	9,475
C Class without sales charge (1,3)	ACHCX	(3.29)%	(3.96)%	9,475
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (2)		(4.52)%	(3.60)%	9,522

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.56%, 1.66%, 1.94%, 1.96%, and 2.71%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2016 (Unaudited)

Overall, the Fund’s relative returns were aided the most by strong sector allocation followed by issue selection within credit quality categories. Both sector issue selection and credit quality allocations were slight detractors from the Fund’s relative performance over the period.

From a credit quality perspective, issue selections in the B-rated, CCC-rated, and BB-rated credit groups contributed positively to the Fund’s relative performance. This was offset partially by issue selections within the Not-Rated credit group which detracted from the Fund’s relative return.

From a credit quality allocation perspective, underweighting the BB-rated credit group (down 1.5%) detracted from Fund performance. On the other hand, the Fund’s allocation to cash, comprised of AAA-rated securities aided relative returns.

From a sector standpoint, Fund holdings in the Energy sector (down 51.8%) underperformed the Index returns (down 25.7%) over the period. Within the Service sector, Fund holdings (down 0.6%) trailed the Index returns (up 1.0%) detracting from relative performance. However, this was offset partially by issue selection within the Manufacturing sector where Fund holdings (up 0.7%) exceeded the return of the Index (down 4.3%), contributing positively to relative performance.

From a sector allocation perspective, the Fund benefited from underweighting the Energy sector and overweighting the Service sector. Conversely, an underweight to the Finance sector detracted from relative returns.

The sub-advisor’s investment process involves a top-down approach to strategically allocate across fixed and floating rate, secured and unsecured, and public and private investments. The investment process is balanced by extensive, disciplined credit research on each issuer. This investment process has remained consistent since the Fund’s inception.

Top Ten Holdings (% Net Assets)

T-Mobile USA, Inc., 6.625%, Due 4/1/2023		1.0
Activision Blizzard, Inc., 5.625%, Due 9/15/2021, 144A		1.0
Sally Holdings LLC, 5.75%, Due 6/1/2022		1.0
Pinnacle Entertainment, Inc., 7.50%, Due 4/15/2021		1.0
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.375%, Due 2/15/2018, 144A		1.0
AECOM Company, 5.75%, Due 10/15/2022		1.0
Cablevision Systems Corp., 7.75%, Due 4/15/2018		1.0
Fly Leasing Ltd., 6.75%, Due 12/15/2020		1.0
Community Health Systems, Inc., 8.00%, Due 11/15/2019		1.0
Landry’s Holdings II, Inc., 10.25%, Due 1/1/2018, 144A		1.0
Total Fund Holdings	219

Sector Weightings (% Investments)

Service	34.4
Manufacturing	29.2
Finance	13.2
Cash Equivalent	8.6
Consumer	5.0
Telecommunications	3.4
Utilities	2.4
Transportation	1.8
Energy	2.0
Healthcare	0.1

5

Frontier Markets Overview

January 31, 2016 (Unaudited)

Broadly speaking, 2015 was certainly not a bed of roses. In the first half of the year, the Greek saga made headlines across Europe as the ruling Syriza, a left-wing opposition party, first resisted austerity and then later surrendered to the austerity demand of the troika, or debt inspectors from the European Union (“EU”), European Central Bank (“ECB”) and International Monetary Fund. Meanwhile, amid ongoing China growth worries, Chinese benchmark stock indexes went from strength to strength; by mid-June, the Shanghai Shenzhen 300 posted a 12-months return of around 150%. Having ignored the many warning signs of a bubble in the making, the following crash caught the media’s full attention and helped spread doom and gloom over the Chinese economy and global commodity markets. An unexpected 1.8% devaluation of the Chinese renminbi in August and a shift to a market-based, foreign-exchange (“FX”) fixing regime added fuel to the fire.

In the first half of the year, oil recovered some of the losses from late 2014 and early 2015. However, in the second half of the year, oil and other hard commodities tanked, leaving commodity exporters in pain. The OPEC meeting on December 4, 2015, dealt another blow to oil prices as it became clear that the organization’s mission statement to “coordinate and unify the petroleum policies of its Member Countries and ensure the stabilization of oil markets” effectively had been replaced by a new oil order governed by Saudi Arabia, which sought to defend and expand market share at any price. As hard commodities continued to decline, commodity-backed currencies became increasingly under pressure. A number of exporters gave up their currency peg (Kazakhstan, Azerbaijan), but a few die-hard pegged regimes (Saudi Arabia, Nigeria) stayed put.

To be fair, some currencies and sovereign credits also suffered from homegrown problems. In Brazil and South Africa, corruption charges, stalled reform momentums and fiscal paralysis were the prime focus areas, whereas oil-exporting Venezuela was in a league of its own in terms of economic disrepair. Brazil, once a posterchild, was eventually downgraded to junk. Closer to home, Syria turned into a geopolitical crisis involving not only neighboring countries, but also the EU and NATO as Syrian refugees crossed the borders into Europe and as Turkey downed a Russian fighter jet on the Turkish-Syrian border. The stand-off between Kiev and separatists in Eastern Ukraine remained largely unsolved; however, as tensions gradually eased, the media lost interest in the conflict. Ukraine finalized an investor-friendly restructuring of its sovereign hard currency debt, but defaulted on USD $3 billion in debt owed to Russia.

Still in Europe, the ECB joined the quantitative-easing club in March 2015 with an expansion and extension announced in early December. This helped drive down core European yields in negative territory in tenors up to five to six years; however, European-based institutional investors were left with little choice but to move up in duration or move down in credit quality. Without doubt, this helped explain the contradiction between ongoing redemptions in emerging-market debt dedicated retail funds and a solid institutional pipeline for hard currency Emerging Markets mandates. Turning to the U.S., following a shaky hand and a failed attempt in September, the U.S. Federal Reserve (“the Fed”) finally pulled the trigger on rate hikes on December 16, 2015.

Ten-year U.S. Treasury yields finished the year little changed, up from 2.17% to 2.27%. However, in FX markets the dollar strengthened from EUR/USD 1.2098 to an intra-year low of EUR/USD 1.0496, but the currency pair recovered to finish the year at 1.0862. The Fed’s broad-trade, weighted-dollar index gained 9.7% in 2015.

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

January 31, 2016 (Unaudited)

The Investor Class of the American Beacon Global Evolution Frontier Markets Income Fund (the “Fund”) delivered a return of -7.00% for the annual period ending January 31, 2016.

*	Inception of Fund.

Total Returns for the Period ended 1/31/16

	Ticker	1 Year	Since incep. (2/25/14)	Value of $10,000 2/25/14- 1/31/16
Institutional Class (1,3)	AGEIX	(6.64)%	(2.13)%	$9,592
Y Class (1,3)	AGEYX	(6.85)%	(2.18)%	9,580
Investor Class (1,3)	AGEPX	(7.00)%	(2.46)%	9,529
A Class with sales charge (1,3)	AGUAX	(11.42)%	(4.93)%	9,522
A Class without sales charge (1,3)	AGUAX	(7.02)%	(2.50)%	9,522
C Class with sales charge (1,3)	AGECX	(8.73)%	(3.29)%	9,374
C Class without sales charge (1,3)	AGECX	(7.73)%	(3.29)%	9,374
JP Morgan EMBI Global Diversified Index (2)		0.07%	3.49%	10,684

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the C Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A portion of the fees charged to the Institutional, Y, Investor and A Classes of the Fund was waived from Fund inception until 2015 and partially recovered in 2016. Performance prior to waiving fees was lower than the actual returns shown from Fund inception until 2015. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The JP Morgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.97%, 1.52%, 1.80%, 1.86%, and 2.99%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

7

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

January 31, 2016 (Unaudited)

The ongoing downturn in commodity prices was a dominant performance driver in 2015. In some countries, local currencies were left to adjust to mitigate the impact of dwindling hard currency export earnings with notable negative consequences for local currency debt performance. In other cases, like in Nigeria, local authorities refuse to let go of pegged foreign currency regimes, imposing capital controls and/or depleting foreign currency reserves. In hard currency debt markets, sovereign credits suffered from spread widening under the threat of ratings migration down the ladder.

The Fund’s hard currency debt exposure to Argentina proved a notable positive performance driver in 2015 as investors started to price in a political transition and economic policy changes following 12 years of economic mismanagement under the Kirchner dynasty. Also benefitting performance, Serbia made significant fiscal reform progress in 2015 in accordance with the International Monetary Fund’s Stand-By Arrangement program. Additionally, the announcement of a deal with Kosovo solving many disputes between the two countries was helpful, since these disputes have been obstacles for Serbia’s European Union accession talks. Elsewhere, the Dominican Republic, an oil importer, has benefitted from the slump in oil prices with the fiscal windfall estimated to be around 0.5% of GDP. The Dominican Republic remains a positive credit story that is currently underpinned by low oil prices, broad monetary stability, and improving fiscal performance.

To the contrary, the Fund’s exposure to Zambia’s local market proved a notable drag on Fund performance as the Zambian kwacha suffered due to lower copper prices, closures, and lay-offs in the mining sector. Azerbaijan was the second worst contributor to performance over the period as in late December Azerbaijan decided to let its currency float to protect the country’s foreign exchange reserves. However, the devaluation will have a positive impact on the balance sheet and push the outlook for the current account back into positive territory. Finally, in Africa, the Malawi kwacha came under pressure in late summer due to uncertainty in the banking sector and a disappointing tobacco harvest.

The sub-advisor’s investment process involves both a top-down approach to assess macroeconomic factors affecting the relationships between developed, emerging and frontier countries, and a bottom-up process to determine the countries in which the Fund will make investments. This investment process has remained consistent since the inception of the Fund.

Top Ten Holdings (% Net Assets)

Republic of Congo, 4.00%, Due 6/30/2029		4.7
Republic of Angola (Issuer Aurora Australis BV), 7.016%, Due 12/19/2023		4.6
Republic of Mozambique, 6.305%, Due 9/11/2020		4.4
Ecuador Government International Bond, 10.50%, Due 3/24/2020		4.3
Republic of Cameroon, 9.50%, Due 11/19/2025		3.9
Mongolia Ministry of Finance (Issuer ING Bank NV), 13.175%, Due 3/25/2017		3.8
Arab Republic of Egypt, 5.875%, Due 6/11/2025		3.3
Gambia Government (Issuer Frontera Capital BV), 18.55%, Due 8/4/2017, 144A		3.3
Republic of Malawi (Issuer Frontera Capital BV), 24.00%, Due 9/7/2018		3.1
Empresa Administradora de Aeropuertos Internacionales (Issuer Zambezi BV), 8.25%, Due 4/8/2024, 144A		3.1
Total Fund Holdings	50

Top Ten Country Weightings (% Investments)

Netherlands	8.0
Uganda	4.9
Congo	4.8
Zambia	4.5
Mozambique	4.5
Ecuador	4.4
Ghana	4.3
Dominican Republic	4.2
Cameroon	4.0
Nicaragua	3.9

8

American Beacon FundsSM

Fund Expenses

January 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period (or the inception date of the Fund) in each Class and held for the entire period from August 1, 2015 through January 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Fund Expenses

January 31, 2016 (Unaudited)

Crescent Short Duration High Income Fund

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Expenses Paid During Period* 8/1/15 - 1/31/16
Institutional Class
Actual	$1,000.00	$957.78	$4.19
Hypothetical **	$1,000.00	$1,020.92	$4.32
Y Class
Actual	$1,000.00	$957.75	$4.68
Hypothetical **	$1,000.00	$1,020.42	$4.83
Investor Class
Actual	$1,000.00	$956.33	$6.07
Hypothetical **	$1,000.00	$1,019.00	$6.26
A Class
Actual	$1,000.00	$956.15	$6.16
Hypothetical **	$1,000.00	$1,018.90	$6.36
C Class
Actual	$1,000.00	$952.80	$9.84
Hypothetical **	$1,000.00	$1,015.12	$10.15

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.85%, 0.95%, 1.23%, 1.25% and 2.00% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Global Evolution Frontier Markets Income Fund

	Beginning Account Value 8/1/15	Ending Account Value 1/31/16	Expenses Paid During Period* 8/1/15 - 1/31/16
Institutional Class
Actual	$1,000.00	$925.02	$5.59
Hypothetical **	$1,000.00	$1,019.41	$5.86
Y Class
Actual	$1,000.00	$924.37	$6.07
Hypothetical **	$1,000.00	$1,018.90	$6.37
Investor Class
Actual	$1,000.00	$923.18	$7.43
Hypothetical **	$1,000.00	$1,017.49	$7.79
A Class
Actual	$1,000.00	$923.05	$7.52
Hypothetical **	$1,000.00	$1,017.39	$7.89
C Class
Actual	$1,000.00	$920.52	$11.14
Hypothetical **	$1,000.00	$1,013.61	$11.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.15%, 1.25%, 1.53%, 1.55% and 2.30% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

See accompanying notes

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon Crescent Short Duration High Income Fund and American Beacon Global Evolution Frontier Markets Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Crescent Short Duration High Income Fund and American Beacon Global Evolution Frontier Markets Income Fund (two of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of January 31, 2016, and the related statements of operations and cash flows (American Beacon Global Evolution Frontier Markets Income Fund only) for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Crescent Short Duration High Income Fund and American Beacon Global Evolution Frontier Markets Income Fund at January 31, 2016, the results of their operations and their cash flows (American Beacon Global Evolution Frontier Markets Income Fund only) for the year then ended and the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

March 31, 2016

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 0.11% (Cost $23)
HEALTHCARE - 0.11%
Pharmaceuticals - 0.11%
Millennium Health, LLCA B	4,651	$55

	Par Amount
	(000’s)
BANK LOAN OBLIGATIONS - 30.31%
Consumer - 2.79%
Albertson’s Holdings LLC, Term Loan B4, 5.50%, Due 8/25/2021A C	$496	485
Anchor Glass Container Corp., 2015 1st Lien Term Loan, 4.50%, Due 7/1/2022C D	42	42
B & G Foods, Inc., 2015 Term Loan B, 3.75%, Due 11/2/2022C D	75	75
Coty, Inc., Term Loan B, 3.75%, Due 10/27/2022C D	19	18
Jarden Corp., Term Loan B2, 3.178%, Due 7/30/2022C D	20	20
NVA Holdings, Inc., First Lien Term Loan, 4.75%, Due 8/14/2021C D	199	197
Pinnacle Foods Finance LLC, Term Loan I, 3.75%, Due 1/13/2023A C D	30	30
RSC Acquisition, Inc., Delayed Draw Term Loan, 6.25%, Due 11/30/2022, Acquired 11/30/2015, Cost $30C E J	31	30
RSC Acquisition, Inc., Term Loan, 6.25%, Due 11/30/2022, Acquired 11/30/2015, Cost $217C E	220	217
Shoes For Crews, LLC, Term Loan, 6.00%, Due 11/18/2022, Acquired 11/20/2015, Cost $248A C E	250	248
Spectrum Brands, Inc., USD Term Loan, 3.50%, Due 6/23/2022C D	45	45

		1,407

Energy - 1.02%
Energy & Exploration Partners, Inc., Initial Term Loan, 7.75%, Due 1/22/2019, Acquired 2/20/2015, Cost $101C E	118	11
Green Plains Processing LLC, Term Loan B, 6.50%, Due 6/3/2020A C	123	118
McJunkin Red Man Corp., Term Loan B, 4.75%, Due 11/8/2019C	335	299
Royal Holdings, Inc., 2015 1st Lien Term Loan, 4.50%, Due 6/19/2022C D	90	87

		515

Finance - 5.36%
Ascensus, Inc., Term Loan, 5.50%, Due 12/3/2022C	28	27
Assuredpartners Capital, Inc., 2015 1st Lien Term Loan, 5.75%, Due 10/21/2022C D	175	172
Asurion LLC, Term Loan B4, 5.00%, Due 8/4/2022A C D	174	159
Burger King - New Red Finance, Inc. 2015 Term Loan B, 3.75%, Due 12/10/2021C D	36	36
Capital Automotive LP, Second Lien Term Loan, 6.00%, Due 4/30/2020C F	500	489
Concentra Inc., 1st Lien Term Loan, 4.00%, Due 6/1/2022C	169	166
DTZ U. S. Borrower LLC, 2015 First Lien Term Loan, 4.25%, Due 11/4/2021A C	249	241
Endo Lux Finance Company, 2015 Term Loan B, 3.75%, Due 9/26/2022C D	35	35
Higginbotham & Associates LLC, First Lien Term Loan, 6.25%, Due 11/25/2021, Acquired 11/25/2015, Cost $158C E	160	159
IG Investment Holdings LLC, Term Loan B, 6.00%, Due 10/29/2021A C	247	245
Kaufman Hall & Associates LLC, Initial Term Loan, 6.75%, Due 12/31/2020, Acquired 1/29/2015, Cost $238A C E	245	236
New Millennium Holdco Inc., First Lien Exit Term Loan, 7.50%, Due 12/21/2020D	159	143
Onex Wizard US Acquisition, Inc., Term Loan, 4.25%, Due 3/13/2022C	278	274
Paradigm Acquisition Corp., Term Loan, 6.00%, Due 5/21/2022, Acquired 6/2/2015-1/6/2016, Cost $229C E	233	228
RPI Finance Trust, Term Loan B4, 3.50%, Due 11/9/2020C	99	99

		2,709

Manufacturing - 10.16%
Alere, Inc., 2015 Term Loan B, 4.25%, Due 6/18/2022C	328	325
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, Due 12/16/2021C D	25	25
Beacon Roofing Supply, Inc., Term Loan B, 4.00%, Due 10/1/2022, Acquired 9/25/2015, Cost $12C D E	12	12
Berry Plastics Holding Corp., Term Loan F, 4.00%, Due 10/1/2022C D	97	97
BMC Software Finance, Inc., Term Loan, 5.00%, Due 9/10/2020C	464	370
Builders FirstSource, Inc., Term Loan B, 6.00%, Due 7/31/2022C D	200	196
Chemours Company, Term Loan B, 3.75%, Due 5/12/2022C	348	307
CPI Acquisition, Inc., Term Loan B, 5.50%, Due 8/17/2022C	36	35
Epicor Software Corp., 1st Lien Bridge Loan, 4.75%, Due 6/1/2022C D	239	228

See accompanying notes
12

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2016

	Par Amount	Fair Value
	(000’s)	(000’s)
GCP Applied Technologies Inc., Term Loan B, 5.25%, Due 1/15/2022C	$40	$40
HD Supply, Inc., 2015 Term Loan B, 3.75%, Due 8/13/2021C	150	147
Hilex Poly Co., LLC, Term Loan B, 6.00%, Due 12/5/2021A C	248	247
Informatica Corp., USD Term Loan, 4.50%, Due 8/5/2022C D	499	475
MacDermid, Inc., Term Loan B3, 5.50%, Due 6/7/2020C D	25	23
Magic Newco LLC, USD Term Loan, 5.00%, Due 12/12/2018A C	494	492
Murray Energy Corp., 2015 Term Loan B, 7.50%, Due 4/16/2020C D	182	85
NXP B.V., 2015 Term Loan, 3.75%, Due 12/7/2020C	25	25
Owens Illinois, Inc., 2015 Term Loan B, 3.50%, Due 9/1/2022C	92	91
Prolampac Intermediate, Inc., First Lien Term Loan, 5.00%, Due 8/18/2022C	20	19
Sensus USA, Inc., Term Loan, 8.50%, Due 5/9/2018, Acquired 11/19/2014-7/1/2015, Cost $370C D E	375	364
Silver II U.S. Holdings LLC, Term Loan, 4.00%, Due 12/13/2019A C D	10	8
Sophia LP, 2015 Term Loan B, 4.75%, Due 9/30/2022C D	249	243
Tank Intermediate Holding Corp., Term Loan A, 5.25%, Due 3/16/2022C	94	92
Travelport Finance Luxembourg Sarl, Term Loan, 5.75%, Due 9/2/2021C	398	383
Univar, Inc., 2015 Term Loan, 4.25%, Due 7/1/2022C D	150	145
UTEX Industries, Inc., First Lien Term Loan, 5.00%, Due 5/22/2021C	348	198
Zebra Technologies Corp., Term Loan B, 4.75%, Due 10/27/2021, Acquired 10/2/2014, Cost $463C E	463	462

		5,134

Service - 8.91%
Academy Ltd., 2015 Term Loan B, 5.00%, Due 7/1/2022C D	490	469
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, Due 9/26/2021C	245	234
ADS Waste Holdings, Inc., Term Loan B2, 3.75%, Due 10/9/2019C D	10	10
Affordable Care Holdings Corp., 2015 1st Lien Term Loan, 5.75%, Due 10/22/2022, Acquired 10/22/2015, Cost $49C E	50	49
Amneal Pharmaceuticals LLC, Term Loan B, 4.50%, Due 11/1/2019A C D	10	10
Ascensus, Inc., Delayed Draw Term Loan, 5.50%, Due 12/3/2022C J	2	2
Carestream Health, Inc., Term Loan, 5.00%, Due 6/7/2019C	121	106
CCO Safari III LLC, Term Loan I, 3.50%, Due 1/24/2023A C D	80	80
Computer Sciences Government Services, Term Loan B, 3.75%, Due 11/28/2022C	35	35
DJO Finance LLC, 2015 Term Loan, 4.25%, Due 6/8/2020A C D	122	117
Dollar Tree, Inc., Term Loan B 1, 3.50%, Due 7/6/2022C D	94	93
Doosan Infracore International, Inc., Term Loan B, 4.50%, Due 5/28/2021C	70	67
First Data Corp., 2015 USD Term Loan, 4.177%, Due 7/8/2022C D	50	49
Hill-Rom Holdings, Inc., Term Loan B, 3.50%, Due 9/8/2022C	79	79
Hudson S Bay Company, Term Loan B, 4.75%, Due 9/30/2022C D	45	44
Jaguar Holding Co., II 2015 Term Loan B, 4.25%, Due 8/18/2022C D	25	24
JC Penney Corp, Inc., Term Loan, 6.00%, Due 5/22/2018C	316	309
Men’s Wearhouse Inc., Term Loan B, 4.50%, Due 6/18/2021C	31	28
Merrill Communications LLC, 2015 Term Loan, 6.25%, Due 6/1/2022, Acquired 5/29/2015-7/15/2015, Cost $304A C D E	308	256
Midas Intermediate Holdco II LLC, Delayed Draw/Multi Draw Term Loan L, 0.50%, Due 8/18/2021A C J	3	3
Midas Intermediate Holdco II LLC, Term Loan B, 4.50%, Due 8/18/2021A C	12	12
National Vision, Inc., Term Loan, 4.00%, Due 3/12/2021C	20	19
Ortho Clinical Diagnostics S.A., Term Loan, 4.75%, Due 6/30/2021C	494	433
Petco Animal Supplies, Inc., 2016 Term Loan, 5.750%, Due 1/26/2023C	33	33
Prime Security Services B. LLC, 1st Lien Term Loan, 5.00%, Due 7/1/2021A C D	499	489
Rentpath, Inc., 1st Lien Term Loan, 6.25%, Due 12/17/2021, Acquired 12/11/2014, Cost $243C E	248	197
Scientific Games International, Inc., Term Loan B 2, 6.00%, Due 10/1/2021C	249	221
Staples Inc., 2016 Term Loan, 4.75%, Due 2/2/2022C	75	75
Staples, Inc., Term Loan, 3.50%, Due 4/7/2021C D	185	183
Survey Sampling International LLC, First Lien Term Loan B, 6.00%, Due 12/4/2020, Acquired 12/12/2014, Cost $123A C D E	124	122

See accompanying notes
13

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2016

	Par Amount	Fair Value
	(000’s)	(000’s)
Survey Sampling International LLC, Second Lien Term Loan, 10.00%, Due 12/4/2021, Acquired 12/12/2014, Cost $123A C D E	$125	$121
Tribune Media Company, Term Loan, 3.75%, Due 12/27/2020C	70	68
Univision Communications, Inc., Term Loan, 4.00%, Due 3/1/2020C D	30	29
USAGM Holdco LLC, 2015 Term Loan, 4.75%, Due 7/28/2022C D	165	158
Wand Intermediate I LP, Term Loan B, 4.75%, Due 9/17/2021C F	35	34
William Morris Endeavor Entertainment LLC, Term Loan B, 5.25%, Due 5/6/2021A C	245	239

		4,497

Telecommunications - 0.20%
LTS Buyer LLC, Term Loan B, 4.00%, Due 4/13/2020A C D	25	24
Neptune Finco Corp., 2015 Term Loan, 5.00%, Due 10/9/2022C D	52	51
T-Mobile USA, Inc.,Term Loan B, 3.50%, Due 11/9/2022C D	25	25

		100

Transportation - 0.94%
American Tire Distributors, Inc., 2015 Term Loan, 5.25%, Due 9/1/2021C	396	388
Delta Air Lines, Inc., 2015 Term Loan B, 3.25%, Due 8/24/2022C	50	50
XPO Logistics, Inc., Term Loan, 5.50%, Due 11/1/2021C D	35	34

		472

Utilities - 0.93%
TPF II Power LLC, Syndicated Term Loan B, 5.50%, Due 10/2/2021 A C	492	471

Total Bank Loan Obligations (Cost $16,265)		15,305

CORPORATE OBLIGATIONS - 59.65%
Consumer - 2.10%
Central Garden & Pet Co., 6.125%, Due 11/15/2023	225	230
Cott Beverages, Inc.,
6.75%, Due 1/1/2020	250	257
5.375%, Due 7/1/2022	250	243
Jarden Corp., 5.00%, Due 11/15/2023G	50	51
Pinn Foods Fin. LLC/Corp., 5.875%, Due 1/15/2024G	20	21
Spectrum Brands, Inc., 5.75%, Due 7/15/2025G	250	257

		1,059

Energy - 0.92%
Approach Resources, Inc., 7.00%, Due 6/15/2021, Acquired 10/2/2014, Cost $249E	250	49
Chesapeake Energy Corp., 5.375%, Due 6/15/2021	375	98
Lonestar Resources America, Inc., 8.75%, Due 4/15/2019, Acquired 2/2/2015, Cost $106E G	150	75
SM Energy Co., 5.625%, Due 6/1/2025	175	94
Transocean, Inc., 7.125%, Due 12/15/2021	250	146

		462

Finance - 7.66%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.625%, Due 10/30/2020	200	197
Aircastle Ltd.,
6.25%, Due 12/1/2019	100	106
5.50%, Due 2/15/2022	25	25
American Equity Investment Life Holding Co., 6.625%, Due 7/15/2021	250	260
Argos Merger Sub, Inc., 7.125%, Due 3/15/2023G	375	377
CIT Group, Inc., 5.00%, Due 8/1/2023	300	300
Crown Castle International Corp., 5.25%, Due 1/15/2023	75	80
Fly Leasing Ltd., 6.75%, Due 12/15/2020	500	500
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, Due 8/1/2020F	500	468
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, Due 8/1/2021, Acquired 7/10/2015, Cost $88E G H	90	80
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, Due 8/1/2018A	250	241
OneMain Financial Holdings, Inc.,
6.75%, Due 12/15/2019G	150	149
7.25%, Due 12/15/2021G	250	248
Oxford Finance LLC, 7.25%, Due 1/15/2018, Acquired 10/27/2014, Cost $260A E G	250	253
Provident Funding Associates LP / PFG Finance Corp., 6.75%, Due 6/15/2021F G	250	238
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, Due 4/15/2023F	350	349

		3,871

See accompanying notes
14

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2016

	Par Amount	Fair Value
	(000’s)	(000’s)
Manufacturing - 18.61%
Abengoa Greenfield S.A., 6.50%, Due 10/1/2019, Acquired 11/18/2014, Cost $66E G	$200	$30
Activision Blizzard, Inc., 5.625%, Due 9/15/2021G	500	525
AECOM Company, 5.75%, Due 10/15/2022	500	506
Ally Financial, Inc., 5.125%, Due 9/30/2024	350	355
Anixter, Inc., 5.50%, Due 3/1/2023, Acquired 8/4/2015, Cost $250E G	250	245
ArcelorMittal, 6.50%, Due 3/1/2021D	250	203
Audatex North America, Inc., 6.00%, Due 6/15/2021G	250	252
Builders FirstSource, Inc., 7.625%, Due 6/1/2021G	250	261
Building Materials Corp., 5.375%, Due 11/15/2024G	500	492
Cemex S.A.B. de C.V., 7.25%, Due 1/15/2021G	500	475
Credit Acceptance Corp., 6.125%, Due 2/15/2021	375	359
Entegris, Inc., 6.00%, Due 4/1/2022G	250	254
Equinix, Inc.,
5.375%, Due 1/1/2022	250	260
5.375%, Due 4/1/2023	125	129
Fiat Chrysler Automobiles N.V., 5.25%, Due 4/15/2023	250	233
First Data Corp., 7.00%, Due 12/1/2023G	125	126
Freescale Semiconductor, Inc., 5.00%, Due 5/15/2021G	250	255
Gibraltar Industries, Inc., 6.25%, Due 2/1/2021, Acquired 8/3/2015, Cost $257E	250	251
Goodyear Tire & Rubber Co., 6.50%, Due 3/1/2021	250	263
Huntsman International LLC, 5.125%, Due 11/15/2022A G	250	215
IHS, Inc., 5.00%, Due 11/1/2022	325	325
Lear Corp., 5.25%, Due 1/15/2025	250	260
Lennar Corp., 4.875%, Due 12/15/2023	75	74
Meritor, Inc., 6.25%, Due 2/15/2024	375	293
Michael Baker International LLC, 8.25%, Due 10/15/2018, Acquired 10/2/2014, Cost $514A E G	500	429
NCI Building Systems, Inc., 8.25%, Due 1/15/2023G	250	260
PaperWorks Industries, Inc., 9.50%, Due 8/15/2019, Acquired 9/11/2015, Cost $247E G	250	230
Platform Specialty Products Corp., 6.50%, Due 2/1/2022G	375	294
Reynolds Group Issuer LLC, 8.25%, Due 2/15/2021A	500	466
Signode Industrial Group US, Inc., 6.375%, Due 5/1/2022G	250	208
Springs Industries, Inc., 6.25%, Due 6/1/2021	375	369
Toll Brothers Finance Corp., 4.875%, Due 11/15/2025	250	245
Zebra Technologies Corp., 7.25%, Due 10/15/2022	250	260

		9,402

Service - 24.86%
Ahern Rentals, Inc., 7.375%, Due 5/15/2023G	250	183
Ancestry.com Holdings LLC, 9.625%, Due 10/15/2018, Acquired 10/2/2014, Cost $506A E G I	500	466
Ashtead Capital, Inc., 5.625%, Due 10/1/2024G	375	360
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, Due 4/1/2023A	350	333
Block Communications, Inc., 7.25%, Due 2/1/2020, Acquired 11/10/2014, Cost $471E G	450	447
Cable One, Inc., 5.75%, Due 6/15/2022G	75	76
Cablevision Systems Corp., 7.75%, Due 4/15/2018	500	505
Cardtronics, Inc., 5.125%, Due 8/1/2022	250	244
CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, Due 4/30/2021A	250	261
Centene Escrow Corp.,
5.625%, Due 2/15/2021G	125	125
6.125%, Due 2/15/2024G	75	75
Churchill Downs, Inc., 5.375%, Due 12/15/2021G	225	226
Community Health Systems, Inc., 8.00%, Due 11/15/2019	500	496
DaVita HealthCare Partners, Inc., 5.00%, Due 5/1/2025	400	393
DISH DBS Corp., 5.125%, Due 5/1/2020	250	248
Dollar Tree, Inc., 5.75%, Due 3/1/2023A G	250	263
Expedia, Inc., 5.00%, Due 2/15/2026G	300	295
HealthSouth Corp., 5.75%, Due 11/1/2024G	125	123
HealthSouth Corp., 5.75%, Due 11/1/2024	250	247
Hilton Worldwide Finance LLC, 5.625%, Due 10/15/2021A	250	258
Horizon Pharma Financing, Inc., 6.625%, Due 5/1/2023G	40	36
Lamar Media Corp., Co., 5.75%, Due 2/1/2026G	125	129

See accompanying notes
15

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2016

	Par Amount	Fair Value
	(000’s)	(000’s)
Landry’s Holdings II, Inc., 10.25%, Due 1/1/2018G	$500	$495
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, Due 10/15/2023A G	350	328
Mednax, Inc., 5.25%, Due 12/1/2023G	225	231
NCL Corp Ltd.,
5.25%, Due 11/15/2019G	125	126
4.625%, Due 11/15/2020G	200	195
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, Due 4/15/2022A G	250	252
Numericable-SFR SAS, 4.875%, Due 5/15/2019G	250	248
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.375%, Due 2/15/2018A G	500	508
Pinnacle Entertainment, Inc., 7.50%, Due 4/15/2021	500	519
Rite Aid Corp., 6.75%, Due 6/15/2021	250	264
Sabre GLBL, Inc., 5.25%, Due 11/15/2023G	75	74
Sally Holdings LLC., 5.75%, Due 6/1/2022A	500	523
Sinclair Television Group, Inc., 5.375%, Due 4/1/2021	250	251
Sirius XM Radio, Inc.,
5.875%, Due 10/1/2020G	175	182
6.00%, Due 7/15/2024G	250	262
TEGNA, Inc., 4.875%, Due 9/15/2021G	135	136
Tenet Healthcare Corp., 5.00%, Due 3/1/2019	250	236
Tops Holding LLC / Tops Markets II Corp., 8.00%, Due 6/15/2022A G	200	190
Tribune Media Co., 5.875%, Due 7/15/2022G	325	324
United Rentals North America, Inc., 6.125%, Due 6/15/2023	375	361
Univision Communications, Inc., 5.125%, Due 5/15/2023G	350	340
Valeant Pharmaceuticals International, Inc., 6.125%, Due 4/15/2025G	350	315
Viking Cruises Ltd., 8.50%, Due 10/15/2022G	150	139
VTR Finance BV, 6.875%, Due 1/15/2024G	290	270

		12,558

Telecommunications - 3.19%
Altice Luxembourg S.A., 7.75%, Due 5/15/2022G	200	187
CyrusOne LP / CyrusOne Finance Corp., 6.375%, Due 11/15/2022F	250	254
Frontier Communications Corp.,
7.125%, Due 3/15/2019	250	248
8.875%, Due 9/15/2020G	75	75
Level 3 Financing, Inc., 5.375%, Due 1/15/2024G	250	253
Sprint Nextel Corp., 6.00%, Due 11/15/2022	125	84
T-Mobile USA, Inc., 6.625%, Due 4/1/2023	500	510

		1,611

Transportation - 0.83%
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, Due 2/15/2019, Acquired 7/1/2015, Cost $234A E G	250	194
XPO Logistics, Inc., 6.50%, Due 6/15/2022G	250	224

		418

Utilities - 1.48%
AES Corp., 5.50%, Due 3/15/2024	250	225
Calpine Corp., 5.375%, Due 1/15/2023	300	273
NRG Energy, Inc., 6.625%, Due 3/15/2023	300	248

		746

Total Corporate Obligations (Cost $32,379)		30,127

	Shares
SHORT-TERM INVESTMENTS - 8.53% (Cost $4,307)
JPMorgan U.S. Government Money Market Fund, Capital Class	4,306,954	4,307

TOTAL INVESTMENTS - 98.60% (Cost $52,974)		49,794
OTHER ASSETS, NET OF LIABILITIES - 1.40%		710

TOTAL NET ASSETS - 100.00%		$50,504

Percentages are stated as a percent of net assets.

A	LLC - Limited Liability Company.
B	Non-income producing security.
C	Term Loan.

See accompanying notes
16

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2016

D	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
E	Illiquid Security. At period end, the amount of illiquid securities was $5,461 or 10.81% of net assets.
F	LP - Limited Partnership.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $14,652 or 29.01% of net assets. The Fund has no right to demand registration of these securities.
H	LLLP - Limited Liability Limited Partnership.
I	PIK - Payment in Kind.
J	Unfunded loan commitment. At period end, the amount of unfunded loan commitments was $35 or .07% of net assets.

See accompanying notes
17

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2016

		Par Amount*	Fair Value
		(000’s)	(000’s)
Argentina - 2.06% (Cost $1,350)
Foreign Government Obligations - 2.06%
Republic of Argentina Bonds, 1.00%, Due 10/9/2017A	ARS	18,000	$1,347

Armenia - 2.56% (Cost $1,710)
Foreign Government Obligations - 2.56%
Republic of Armenia, 7.15%, Due 3/26/2025B		$1,750	1,674

Bosnia and Herzegovina - 0.75%
Foreign Government Obligations - 0.75%
Bosnia & Herzegovina Government Bond,
0.813%, Due 12/11/2017A B	EUR	560	278
0.813%, Due 12/11/2021A B	EUR	500	216

Total Bosnia and Herzegovina (Cost $646)			494

Cameroon - 2.95% (Cost $2,215)
Foreign Government Obligations - 2.94%
Republic of Cameroon, 9.50%, Due 11/19/2025		2,250	1,928

Congo - 4.73% (Cost $3,717)
Foreign Government Obligations - 4.73%
Republic of Congo, 4.00%, Due 6/30/2029B C		4,260	3,098

Dominican Republic - 4.15%
Foreign Government Obligations - 4.15%
Dominican Republic International Bond,
10.375%, Due 3/4/2022B	DOP	40,000	879
11.50%, Due 5/10/2024B	DOP	80,000	1,837

Total Dominican Republic (Cost $2,892)			2,716

Ecuador - 4.34% (Cost $3,878)
Foreign Government Obligations - 4.34%
Ecuador Government International Bond, 10.50%, Due 3/24/2020B		3,850	2,849

Egypt - 3.31% (Cost $2,575)
Foreign Government Obligations - 3.31%
Arab Republic of Egypt, 5.875%, Due 6/11/2025		2,600	2,168

Ethiopia - 1.97% (Cost $1,409)
Foreign Government Obligations - 1.97%
Federal Democratic Republic of Ethiopia, 6.625%, Due 12/11/2024B		1,500	1,290

Gabon - 3.53%
Foreign Government Obligations - 3.53%
Gabon Government International Bond, 6.375%, Due 12/12/2024B		1,750	1,347
Republic of Gabon, 6.375%, Due 12/12/2024		1,250	962

Total Gabon (Cost $2,794)			2,309

Gambia - 3.30% (Cost $2,000)
Structured Notes - 3.30%
Gambia Government (Issuer Frontera Capital BV), 18.55%, Due 8/4/2017D		2,000	2,161

Ghana - 4.23%
Foreign Government Obligations - 4.23%
Ghana Government Bond,
16.90%, Due 3/7/2016	GHS	200	50
26.00%, Due 6/5/2017	GHS	3,700	947
21.00%, Due 3/23/2020	GHS	4,600	1,053
Ghana Government International Bond, 8.125%, Due 1/18/2026B		1,000	716

Total Ghana (Cost $3,469)			2,766

See accompanying notes

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2016

		Par Amount*	Fair Value
		(000’s)	(000’s)
Honduras - 2.78% (Cost $1,853)
Foreign Government Obligations - 2.78%
Honduras Government Bond, 7.50%, Due 3/15/2024B		$1,800	$1,823

Iraq - 2.65% (Cost $2,132)
Foreign Government Obligations - 2.65%
Republic of Iraq, 5.80%, Due 1/15/2028B		2,750	1,738

Ivory Coast - 2.98% (Cost $2,156)
Foreign Government Obligations - 2.97%
Ivory Coast Government Bond, 5.75%, Due 12/31/2032A B		2,250	1,951

Kenya - 1.49%
Foreign Government Obligations - 1.49%
Kenya Infrastructure Bond, 12.00%, Due 9/18/2023	KES	57,400	469
Kenya Treasury Bond, 22.954%, Due 10/24/2016	KES	50,000	505

Total Kenya (Cost $1,160)			974

Mongolia - 3.76% (Cost $2,612)
Structured Notes - 3.76%
Mongolia Ministry of Finance (Issuer ING Bank NV), 13.175%, Due 3/25/2017		2,700	2,460

Mozambique - 4.39% (Cost $3,590)
Structured Notes - 4.39%
Republic of Mozambique (Issuer Moz Ematum Finance), 6.305%, Due 9/11/2020B		3,640	2,877

Netherlands - 7.71%
Structured Notes - 7.71%
Republic of Angola (Issuer Aurora Australis BV), 7.016%, Due 12/19/2023		3,000	2,992
Republic of Malawi (Issuer Frontera Capital BV), 24.00%, Due 9/7/2018		2,065	2,055

Total Netherlands (Cost $5,055)			5,047

Nicaragua - 3.85%
Foreign Government Obligations - 0.79%
Republic of Nicaragua, 5.00%, Due 2/1/2019A		552	519

Structured Notes - 3.06%
Empresa Administradora de Aeropuertos Internacionales (Issuer Zambezi BV), 8.25%, Due 4/8/2024, Acquired 11/20/2014, Cost $5,999D E		2,000	2,001

Total Nicaragua (Cost $2,532)			2,520

Pakistan - 1.36%
Foreign Government Obligations - 1.36%
Islamic Republic of Pakistan,
8.25%, Due 4/15/2024		625	631
7.875%, Due 3/31/2036B		300	260

Total Pakistan (Cost $931)			891

Rwanda - 1.06% (Cost $779)
Foreign Government Obligations - 1.06%
Republic of Rwanda, 6.625%, Due 5/2/2023B		750	693

Senegal - 2.71% (Cost $1,853)
Foreign Government Obligations - 2.71%
Republic of Senegal, 6.25%, Due 7/30/2024B		2,000	1,777

Serbia - 3.26%
Foreign Government Obligations - 3.26%
Serbia Treasury Bonds,
10.00%, Due 3/20/2021	RSD	165,000	1,690
10.00%, Due 2/5/2022	RSD	46,000	444

Total Serbia (Cost $2,016)			2,134

See accompanying notes
19

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2016

		Par Amount*	Fair Value
		(000’s)	(000’s)
Seychelles - 1.00% (Cost $641)
Foreign Government Obligations - 1.00%
Republic of Seychelles, 7.00%, Due 1/1/2026A B C		$700	$657

Sri Lanka - 2.78% (Cost $1,983)
Foreign Government Obligations - 2.78%
Sri Lanka Government International Bond, 6.85%, Due 11/3/2025		2,000	1,820

Supranational - 2.91% (Cost $3,000)
Foreign Government Obligations - 2.91%
European Bank for Reconstruction & Development, 7.80%, Due 7/24/2017		3,000	1,908

Uganda - 4.74%
Foreign Government Obligations - 4.74%
Uganda Government Bond,
13.375%, Due 2/25/2016	UGX	1,000,000	285
12.875%, Due 5/19/2016	UGX	2,750,000	761
14.125%, Due 12/1/2016	UGX	1,300,000	348
Uganda Treasury Bill, 0.01%, Due 10/27/2016	UGX	7,000,000	1,706

Total Uganda (Cost $3,620)			3,100

Uruguay - 2.94% (Cost $2,593)
Foreign Government Obligations - 2.94%
Uruguay Government International Bond, Inflation Indexed, 5.00%, Due 9/14/2018F	UYU	60,240	1,926

Venezuela - 1.56% (Cost $999)
Foreign Government Obligations - 1.56%
Republic of Venezuela, 9.00%, Due 5/7/2023B		3,000	1,020

Zambia - 4.40%
Foreign Government Obligations - 4.40%
Zambia Government Bond,
10.00%, Due 2/16/2017	ZMW	5,500	417
11.00%, Due 9/2/2017	ZMW	5,000	357
11.00%, Due 9/1/2019	ZMW	4,800	270
11.00%, Due 5/26/2020	ZMW	15,000	773
8.97%, Due 7/30/2027		1,500	1,065

Total Zambia (Cost $4,670)			2,882

		Shares
SHORT-TERM INVESTMENTS - 0.17% (Cost $114)
Short-Term Investments - 0.17%
JPMorgan U.S. Government Money Market Fund, Capital Class		114,383	114

TOTAL INVESTMENTS - 96.38% (Cost $72,944)			63,112
OTHER ASSETS, NET OF LIABILITIES - 3.62%			2,351

TOTAL NET ASSETS - 100.00%			$65,463

Percentages are stated as a percent of net assets.

*In U.S. Dollars unless otherwise noted.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
C	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $4,162 or 6.36% of net assets. The Fund has no right to demand registration of these securities.
E	Illiquid Security. At period end, the amount of illiquid securities was $2,001 or 3.06% of net assets.
F	Inflation-Indexed Note.

See accompanying notes
20

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

January 31, 2016

Forward Currency Contracts Open at January 31, 2015:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	EUR	2,817,247	2/12/2016	SSB	$26,295	$—	$26,295

					$26,295	$—	$26,295

Glossary

Counterparty Abbreviations:

SSB	State Street Bank & Trust

Currency Abbreviations:

ARS	Argentine Peso	RSD	Dinar
DOP	Dominican Peso	UGX	Uganda Shilling
EUR	Euro	UYU	Uruguayan Peso
GHS	Ghanaian Cedi	ZMW	Zambian Kwacha
KES	Kenyan Shilling

See accompanying notes
21

American Beacon FundSM

Statements of Assets and Liabilities

January 31, 2016 (in thousands, except share and per share amounts)

	Crescent Short Duration High Income Fund	Global Evolution Frontier Markets Income Fund
Assets:
Investments in unaffiliated securities, at fair value A	$49,794	$63,112
Foreign currency, at fair value B	—	189
Dividends and interest receivable	651	1,447
Receivable for investments sold	1,122	3,453
Receivable for fund shares sold	75	93
Receivable for expense reimbursement (Note 2)	6	—
Unrealized appreciation from foreign currency contracts	—	26
Prepaid expenses	23	27

Total assets	51,671	68,347

Liabilities:
Payable for investments purchased	1,003	2,413
Payable for fund shares redeemed	25	245
Payable under excess expense reimbursement plan (Note 2)	—	61
Dividends payable	—	11
Income distribution payable	6	—
Unfunded loan commitments	36	—
Management and investment advisory fees payable	19	35
Administrative service and service fees payable	14	32
Transfer agent fees payable	1	1
Custody and fund accounting fees payable	4	7
Professional fees payable	54	71
Payable for prospectus and shareholder reports	2	6
Other liabilities	3	2

Total liabilities	1,167	2,884

Net Assets	$50,504	$65,463

Analysis of Net Assets:
Paid-in-capital	55,360	92,147
Undistributed (or overdistribution of) net investment income	—	(4,432)
Accumulated net realized (loss)	(1,676)	(12,431)
Unrealized (depreciation) of investments	(3,180)	(6,630)
Unrealized (depreciation) of currency transactions	—	(3,191)

Net assets	$50,504	$65,463

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	4,105,469	1,260,851

Y Class	942,447	3,528,647

Investor Class	395,194	1,908,085

A Class	114,827	899,600

C Class	50,733	245,758

Net assets (not in thousands):
Institutional Class	$36,971,459	$10,531,288

Y Class	$8,481,991	$29,434,613

Investor Class	$3,560,158	$15,934,048

A Class	$1,033,329	$7,513,980

C Class	$456,828	$2,049,234

Net asset value, offering and redemption price per share:
Institutional Class	$9.01	$8.35

Y Class	$9.00	$8.34

Investor Class	$9.01	$8.35

A Class	$9.00	$8.35

A Class Offering Price	$9.23	$8.77

C Class	$9.00	$8.34

A Cost of investments in unaffiliated securities	$52,974	$72,944
B Cost of foreign currency	$—	$191

See accompanying notes
22

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2016 (in thousands)

	Crescent Short Duration High Income Fund	Global Evolution Frontier Markets Income Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$—	$1
Interest income	2,568	14,406

Total investment income	2,568	14,407

Expenses:
Management and investment advisory fees (Note 2)	202	936
Administrative service fees (Note 2):
Institutional Class	108	30
Y Class	16	391
Investor Class	6	53
A Class	2	32
C Class	1	5
Transfer agent fees:
Institutional Class	1	3
Y Class	—	5
Investor Class	2	3
A Class	—	1
C Class	—	1
Custody and fund accounting fees	50	152
Professional fees	65	91
Registration fees and expenses	93	100
Service fees (Note 2):
Y Class	5	130
Investor Class	5	56
A Class	1	16
C Class	—	3
Distribution fees (Note 2):
A Class	2	27
C Class	2	17
Prospectus and shareholder report expenses	7	29
Trustee fees	3	11
Other expenses	7	15

Total expenses	578	2,107

Net fees waived and expenses (reimbursed)/recouped by Manager (Note 2)	(180)	106

Net expenses	398	2,213

Net investment income	2,170	12,194

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(1,364)	(12,107)
Foreign currency transactions	—	(6,869)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,382)	(1,002)
Foreign currency transactions	—	(1,018)

Net (loss) from investments	(3,746)	(20,996)

Net (decrease) in net assets resulting from operations	$(1,576)	$(8,802)

A Foreign taxes	$—	$215

See accompanying notes
23

American Beacon FundsSM

Statements of Changes in Net Assets

	Crescent Short Duration High Income Fund		Global Evolution Frontier Markets Income Fund
	Year Ended January 31, 2016	From October 1 A to January 31, 2015	Year Ended January 31, 2016	From February 25 A to January 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,170	$547	$12,194	$4,365
Net realized gain (loss) from investments and foreign currency transactions	(1,364)	(313)	(18,976)	(26)
Change in net unrealized appreciation (depreciation) of investments and foreign currency transactions	(2,382)	(798)	(2,020)	(7,801)

Net (decrease) in net assets resulting from operations	(1,576)	(564)	(8,802)	(3,462)

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,759)	(540)	(574)	(575)
Y Class	(272)	(2)	(7,362)	(3,103)
Investor Class	(100)	(2)	(955)	(422)
A Class	(32)	(1)	(582)	(427)
C Class	(7)	(1)	(85)	(39)
Net realized gain from investments:
Institutional Class	—	—	—	(15)
Y Class	—	—	—	(231)
Investor Class	—	—	—	(23)
A Class	—	—	—	(26)
C Class	—	—	—	(2)
Return of Capital:
Institutional Class	—	—	(174)	—
Y Class	—	—	(2,233)	—
Investor Class	—	—	(290)	—
A Class	—	—	(176)	—
C Class	—	—	(26)	—

Net distributions to shareholders	(2,170)	(546)	(12,457)	(4,863)

Capital Share Transactions:
Proceeds from sales of shares	34,659	25,270	60,312	198,489
Reinvestment of dividends and distributions	2,131	383	12,341	4,795
Cost of shares redeemed	(16,928)	(35)	(164,282)	(26,646)
Redemption fees	—	—	28	10

Net increase (decrease) in net assets from capital share transactions	19,862	25,618	(91,601)	176,648

Net increase (decrease) in net assets	16,116	24,508	(112,860)	168,323

Net Assets:
Beginning of period	34,388	9,880	178,323	10,000

End of Period *	$50,504	$34,388	$65,463	$178,323

*Includes undistributed (or overdistribution of) net investment income	$—	$—	$(4,432)	$(522)

A	Commencement of Operations.

See accompanying notes
24

American Beacon FundsSM

Statements of Cash Flows

For the year ended January 31, 2016 (in thousands)

Global Evolution Frontier Markets Income Fund
Cash flows used in operating activities:
Net increase (decrease) in net assets resulting from operations	$(8,802)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(105,996)
Proceeds from sales of long-term securities	189,431
Net purchases of short-term portfolio investments	7,931
Net realized loss of investments and foreign currency transactions	18,976
Net change in unrealized depreciation of investments and foreign currency transactions	2,020
Overdistribution of net investment income	(3,910)
Net amortization and basis adjustments	2,513
(Increase) decrease in operating assets:
Decrease in dividend and interest receivable	1,766
Decrease in receivable for fund shares sold	118
Increase in receivable for investments sold	(3,453)
Decrease in receivable for expense reimbursement	26
Unrealized appreciation of foreign currency contracts	733
Increase in prepaid expenses	(5)
Increase (decrease) in operating liabilities:
Increase in payable for investments purchased	2,413
Decrease in payable for fund shares redeemed	(20)
Decrease in dividends payable	(5)
Increase in payable for excess expense reimbursement	61
Decrease in management and investment advisory fees payable	(48)
Decrease in administrative service and service fees payable	(32)
Decrease in custody and fund accounting fees payable	(13)
Increase in professional fees payable	39
Increase in payable for prospectus and shareholder reports	1
Increase in other liabilities	2

Net cash provided by operating activities	103,746

Cash flows used in financing activities:
Proceeds from shares sold	60,312
Cost of shares redeemed	(164,282)
Proceeds from redemption fees	28
Cash dividends paid	(120)

Net cash used in financing activities	(104,062)

Cash and Foreign Currency:
Net decrease in cash and foreign currency	(316)
Beginning cash and foreign currency	505

Ending cash and foreign currency	189

Supplemental Disclosure of Cash Flow and Non-Cash Information:
Reinvestment of dividends	$12,341

See accompanying notes
25

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2016, the Trust consists of twenty-four active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”) and American Beacon Global Evolution Frontier Markets Income Fund (“Global Evolution Fund”). The remaining twenty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired to direct investment activities of the Funds. Management fees paid by the Funds during the year ended January 31, 2016 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Crescent	0.45%	$202	$180	$22
Global Evolution	0.55%	936	851	85

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the Select Funds and receives management and administration fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended January 31, 2016, the Funds did not invest in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended January 31, 2016, the Global Evolution Fund borrowed on average $1,788,274 for 23 days at an average rate of 0.96% with interest charges of $1,058. This amount is recorded within “Other expenses” on the accompanying Statements of Operations.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

For the year ended January 31, 2016, the Manager waived or reimbursed expenses as follows:

		Expense Cap	Reimbursed	(Recouped)
Fund	Class	2/1/15 to 1/31/16	Expenses	Expenses	Expiration
Crescent	Institutional	0.85%	$154,367	$—	2019
Crescent	Y	0.95%	18,135	—	2019
Crescent	Investor	1.23%	4,975	—	2019
Crescent	A	1.25%	2,123	—	2019
Crescent	C	2.00%	653	—	2019
Global Evolution	Institutional	1.15%	2,009	(2,878)	2019
Global Evolution	Y	1.25%	12,405	(99,359)	2019
Global Evolution	Investor	1.53%	1,616	(16,718)	2019
Global Evolution	A	1.55%	1,770	(5,003)	2019
Global Evolution	C	2.30%	792	(673)	2019

Of these amounts, $5,617 was receivable from the Manager and $60,785 was payable to the Manager at January 31, 2016 for the Crescent and Global Evolution Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Funds have not recorded a liability for these potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Crescent	$—	$167,017	2018
Global Evolution	124,631	231,060	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended January 31, 2016, Foreside collected $1,801 and $8,733 for the Crescent and Global Evolution Funds, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2016, CDSC fees of $2,230 were collected for the Global Evolution Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Debt securities are normally valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the margin disclosed on the Statement of Assets and Liabilities.

For valuation purposes, the last quoted price of non U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of January 31, 2016, the investments were classified as described below (in thousands):

Crescent Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$—	$55	$—	$55
Bank Loan Obligations	—	14,822	483	15,305
Corporate Obligations	—	30,127	—	30,127
Short-Term Investments - Money Market Funds	4,307	—	—	4,307

Total Investments in Securities	$4,307	$45,004	$483	$49,794

Global Evolution Fund*	Level 1	Level 2	Level 3	Total
Foreign Government Obligations:
Nicaragua	$—	$—	$519	$519
Supranational	—	—	1,908	1,908
Uganda	—	—	2,752	2,752
All other countries	—	43,273	—	43,273
Structured Notes:
Gambia	—	—	2,161	2,161
Netherlands	—	—	5,047	5,047
Nicaragua	—	—	2,001	2,001
Mongolia	—	—	2,460	2,460
All other countries	—	2,877	—	2,877
Short-Term Investments - Money Market Funds	114	—	—	114

Total Investments in Securities	$114	$46,150	$16,848	$63,112

Financial Derivative Instruments-Assets
Forward Currency Contracts	$26	$—	$—	$26

*	Refer to the Schedules of Investments for industry and country information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

The following tables are reconciliations of Level 3 assets within the Funds for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

Crescent Fund	Bank Loan Obligations
Balance as of 1/31/2015	$—
Net purchases	—
Net sales	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfer into Level 3	483
Transfer out of Level 3	—

Balance as of 1/31/2016	483

Change in unrealized at period end**	$—

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The bank loan obligations classified as Level 3 were valued using single broker quotes. However, these securities were transferred in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

Global Evolution Fund	Foreign Government Obligations	Structured Notes	Totals
Balance as of 1/31/2015	$999	$35,616	$36,615
Net purchases	4,594	8,475	13,069
Net sales	(137)	(31,418)	(31,555)
Realized gain (loss)	113	(1,323)	(1,210)
Change in unrealized appreciation (depreciation)	(1,152)	319	(833)
Transfer into Level 3	762	—	762
Transfer out of Level 3	—	—	—

Balance as of 1/31/2016	5,179	11,669	16,848

Change in unrealized at period end**	$(1,152)	$319	$(833)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The foreign government obligations and structured notes, classified as Level 3 were valued using single broker quotes. However, these securities were transferred in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Global Evolution Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Pay-In-Kind Securities

Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

appreciation or (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Illiquid and Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the year ended January 31, 2016 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, the Global Evolution Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index in addition to counterparty risk. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

are subject to prepayment, credit, and interest rate risks similar to those of conventional fixed income securities.

Floating Rate Loan Interests

The Crescent Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Master Agreements

The Global Evolution Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the year ended January 31, 2016, the Global Evolution Fund entered into foreign currency exchange contracts primarily for hedging.

The foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

	Average Forward Foreign Currency Notional Amount Outstanding during the year ended January 31, 2016
Fund	Purchased Contracts	Sold Contracts
Global Evolution	$—	$6,823

The following is a summary of the Global Evolution Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1):

Fair values of financial derivative instruments on the Statements of Assets and Liabilities not accounted for as hedging instruments as of January 31, 2016 (in thousands):

Foreign exchange contracts
Assets:
Unrealized appreciation of foreign currency contracts	$26

The effect of financial derivative instruments on the Statements of Operations not accounted for as hedging instruments for the year ended January 31, 2016 (in thousands):

Foreign exchange contracts
Realized gain (loss) of derivatives recognized as a result from operations:
Net realized gain (loss) from foreign currency transactions	$1,074
Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation (depreciation) from foreign currency transactions	$(732)

(1) See Note 6 in the Notes to Financial Statements for additional information.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular country or company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Funds are required to liquidate all or a portion of its investments quickly, the Funds may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund. These risks are heightened when a Fund invests in emerging and frontier market countries, which have less developed capital markets and legal, regulatory, and political systems.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers for futures contracts”. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA Master Agreements, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2016 (in thousands).

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Global Evolution Fund

Offsetting of Financial Assets and Derivative Assets as of January 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Forward Currency Contracts	$26	$—	$26

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2016:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$26	$—	$—	$26

7. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years ended January 31, 2015 and 2016 are subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Crescent Fund		Global Evolution Fund
	Year ended January 31, 2016	From October 1 (1) to January 31, 2015	Year ended January 31, 2016	From February 25 (1) to January 31, 2015
Distributions paid from:
Ordinary income(2)
Institutional Class	$1,759	$540	$574	$590
Y Class	272	2	7,362	3,334
Investor Class	100	2	955	445
A Class	32	1	582	453
C Class	7	1	85	41
Return of Capital
Institutional Class	—	—	174	—
Y Class	—	—	2,233	—
Investor Class	—	—	290	—
A Class	—	—	176	—
C Class	—	—	26	—

Total distributions paid	$2,170	$546	$12,457	$4,863

(1)	Commencement of Operations.
(2)	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

As of January 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows (in thousands):

	Crescent Fund	Global Evolution Fund
Cost basis of investments for federal income tax purposes	$52,974	$73,050
Unrealized appreciation	104	339
Unrealized depreciation	(3,284)	(10,277)

Net unrealized appreciation or (depreciation)	(3,180)	(9,938)
Undistributed ordinary income	6	—
Undistributed long-term capital gains	—	—
Accumulated capital and other losses	(1,676)	(16,721)
Other temporary differences	(6)	(25)

Distributable earnings (deficits)	$(4,856)	$(26,684)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency and dividends that have been reclassed as of January 31, 2016 (in thousands):

	Crescent Fund	Global Evolution Fund
Paid-in-capital	$—	$—
Undistributed net investment income	—	(6,546)
Accumulated net realized gain (loss)	—	6,546
Unrealized appreciation (depreciation) of investments and futures contracts	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2016, the Crescent Fund had $1,040 of short-term and $636 of long-term capital loss carryforwards. The Global Evolution Fund had $3,541 of short-term and $8,785 of long-term capital loss carryforwards (in thousands).

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses incurred after October 31 through the Funds’ fiscal year January 31, 2016. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the Funds’ fiscal year, January 31, 2016. For the year ended January 31, 2016, the Global Evolution Fund deferred $4,395 of qualified late year losses to February 1, 2016 (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended January 31, 2016 were as follows (in thousands):

	Crescent Fund	Global Evolution Fund
Purchases (excluding U.S. government securities)	$46,015	$105,996
Sales and maturities (excluding U.S. government securities)	30,195	189,431

40

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares in thousands):

For the Year Ended January 31, 2016

	Institutional Class		Y Class		Investor Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,754	$16,841	1,231	$11,854	412	$3,981
Reinvestment of dividends	185	1,755	28	268	8	74
Shares redeemed	(1,335)	(12,827)	(327)	(3,065)	(44)	(417)

Net increase in shares outstanding	604	$5,769	932	$9,057	376	$3,638

	A Class		C Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	146	$1,414	61	$569
Reinvestment of dividends	3	28	1	6
Shares redeemed	(44)	(424)	(21)	(195)

Net increase in shares outstanding	105	$1,018	41	$380

	Institutional Class		Y Class		Investor Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	522	$4,848	4,086	$38,394	1,222	$11,594
Redemption Fees	—	2	—	22	—	3
Reinvestment of dividends	79	723	1,027	9,572	132	1,215
Shares redeemed	(293)	(2,703)	(15,834)	(141,405)	(891)	(8,158)

Net increase (decrease) in shares outstanding	308	$2,870	(10,721)	$(93,417)	463	$4,654

	A Class		C Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	424	$4,023	155	$1,453
Redemption Fees	—	1	—	—
Reinvestment of dividends	79	732	11	99
Shares redeemed	(1,233)	(11,573)	(49)	(443)

Net increase (decrease) in shares outstanding	(730)	$(6,817)	117	$1,109

41

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

For the Periods Ended January 31, 2015

	Institutional Class		Y Class		Investor Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,514	$25,143	3	$24	9	$93
Reinvestment of dividends	39	376	—	2	—	2
Shares redeemed	—	—	(2)	(24)	—	(1)

Net increase in shares outstanding	2,553	$25,519	1	$2	9	$94

	A Class		C Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	1	$10
Reinvestment of dividends	—	2	—	1
Shares redeemed	—	—	(1)	(10)

Net increase in shares outstanding	—	$2	—	$1

	Institutional Class		Y Class		Investor Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	960	$9,803	15,122	$152,956	1,638	$16,655
Redemption Fees	—	1	—	7	—	1
Reinvestment of dividends	56	567	337	3,329	43	430
Shares redeemed	(1,023)	(10,493)	(1,220)	(11,959)	(246)	(2,415)

Net increase in shares outstanding	(7)	$(122)	14,239	$144,433	1,435	$14,671

	A Class		C Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,735	$17,708	134	$1,367
Redemption Fees	—	1	—	—
Reinvestment of dividends	44	437	3	32
Shares redeemed	(159)	(1,588)	(18)	(191)

Net increase in shares outstanding	1,620	$16,558	119	$1,208

42

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43

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class			Y Class			Investor Class
	Year Ended January 31, 2016	October 1 to January 31, 2015A		Year Ended January 31, 2016	October 1 to January 31, 2015A		Year Ended January 31, 2016	October 1 to January 31, 2015A
Net asset value, beginning of period	$9.68	$10.00		$9.68	$10.00		$9.69	$10.00

Income from investment operations:
Net investment income	0.47	0.16		0.46	0.15		0.44	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.67)	(0.32)		(0.68)	(0.32)		(0.68)	(0.31)

Total income (loss) from investment operations	(0.20)	(0.16)		(0.22)	(0.17)		(0.24)	(0.17)

Less distributions:
Dividends from net investment income	(0.47)	(0.16)		(0.46)	(0.15)		(0.44)	(0.14)
Distributions from net realized gains	—	—		—	—		—	—

Total distributions	(0.47)	(0.16)		(0.46)	(0.15)		(0.44)	(0.14)

Net asset value, end of period	$9.01	$9.68		$9.00	$9.68		$9.01	$9.69

Total return B	(2.23)%	(1.65	)%C	(2.39)%	(1.68	)%C	(2.67)%	(1.67	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$36,972	$33,903		$8,482	$99		$3,560	$190
Ratios to average net assets:
Expenses, before reimbursements	1.27%	2.24	%D	1.29%	7.71	%D	1.46%	6.21	%D
Expenses, net of reimbursements	0.85%	0.85	%D	0.95%	0.95	%D	1.23%	1.23	%D
Net investment income (loss), before expense reimbursements	4.41%	3.37	%D	4.80%	(2.11	)%D	4.44%	(0.41	)%D
Net investment income, net of reimbursements	4.83%	4.76	%D	5.14%	4.64	%D	4.68%	4.57	%D
Portfolio turnover rate	72%	31	%E	72%	31	%E	72%	31	%E

A	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate (not annualized) is for the period from October 1, 2014 to January 31, 2015.

44

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

A Class			C Class
Year Ended January 31, 2016	October 1 to January 31, 2015A		Year Ended January 31, 2016	October 1 to January 31, 2015A
$9.68	$10.00		$9.68	$10.00

0.43	0.14		0.36	0.12
(0.68)	(0.32)		(0.68)	(0.32)

(0.25)	(0.18)		(0.32)	(0.20)

(0.43)	(0.14)		(0.36)	(0.12)
—	—		—	—

(0.43)	(0.14)		(0.36)	(0.12)

$9.00	$9.68		$9.00	$9.68

(2.71)%	(1.78	)%C	(3.40)%	(2.03	)%C

$1,033	$98		$457	$98

1.55%	7.97	%D	2.36%	8.70	%D
1.25%	1.25	%D	2.00%	2.00	%D
4.28%	(2.37	)%D	3.76%	(3.12	)%D
4.59%	4.36	%D	4.12%	3.59	%D
72%	31	%E	72%	31	%E

45

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class			Y Class			Investor Class
	Year Ended January 31, 2016	February 25 to January 31, 2015A		Year Ended January 31, 2016	February 25 to January 31, 2015A		Year Ended January 31, 2016	February 25 to January 31, 2015A
Net asset value, beginning of period	$9.68	$10.00		$9.69	$10.00		$9.68	$10.00

Income from investment operations:
Net investment income	0.67	0.59		0.61	0.58		0.63	0.55
Net gains (losses) on investments (both realized and unrealized)	(1.30)	(0.30)		(1.28)	(0.28)		(1.30)	(0.29)

Total income (loss) from investment operations	(0.63)	0.29		(0.67)	0.30		(0.67)	0.26

Less distributions:
Dividends from net investment income	(0.50)	(0.59)		(0.50)	(0.59)		(0.47)	(0.56)
Distributions from net realized gains	—	(0.02)		—	(0.02)		—	(0.02)
Return of Capital	(0.20)	—		(0.18)	—		(0.19)	—

Total distributions	(0.70)	(0.61)		(0.68)	(0.61)		(0.66)	(0.58)

Redemption fees added to beneficial interests F	—	—		—	—		—	—

Net asset value, end of period	$8.35	$9.68		$8.34	$9.69		$8.35	$9.68

Total return B	(6.98)%	2.76	%C	(7.40)%	2.87	%C	(7.33)%	2.47	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,531	$9,226		$29,435	$138,082		$15,934	$13,988
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.14%	1.95	%D	1.18%	1.50	%D	1.44%	1.78	%D
Expenses, net of reimbursements or recoupment	1.15%	1.15	%D	1.25%	1.25	%D	1.53%	1.53	%D
Net investment income, before expense reimbursements or recoupment	7.14%	5.43	%D	7.35%	6.33	%D	6.84%	5.86	%D
Net investment income, net of reimbursements or recoupment	7.13%	6.22	%D	7.28%	6.59	%D	6.76%	6.12	%D
Portfolio turnover rate	68%	23	%C,E	68%	23	%C,E	68%	23	%C,E

A	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 25, 2014 to January 31, 2015.
F	Amount represents less than $0.01 per share.

46

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

A Class			C Class
Year Ended January 31, 2016	February 25 to January 31, 2015A		Year Ended January 31, 2016	February 25 to January 31, 2015A
$9.68	$10.00		$9.67	$10.00

0.62	0.54		0.56	0.47
(1.29)	(0.29)		(1.30)	(0.30)

(0.67)	0.25		(0.74)	0.17

(0.47)	(0.55)		(0.42)	(0.48)
—	(0.02)		—	(0.02)
(0.19)	—		(0.17)	—

(0.66)	(0.57)		(0.59)	(0.50)

—	—		—	—

$8.35	$9.68		$8.34	$9.67

(7.36)%	2.42	%C	(8.06)%	1.60	%C

$7,514	$15,782		$2,049	$1,245

1.52%	1.88	%D	2.31%	3.01	%D
1.55%	1.55	%D	2.30%	2.31	%D
6.89%	5.82	%D	5.89%	4.62	%D
6.86%	6.15	%D	5.90%	5.33	%D
68%	23	%C,E	68%	23	%C,E

47

American Beacon FundsSM

Privacy Policy and Federal Tax Information

January 31, 2016 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distribution for the taxable year ended January 31, 2016. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Crescent Fund	Global Evolution Fund
Corporate Dividends Received Deduction	0.0%	0.0%
Qualified Dividend Income	0.0%	0.0%

Shareholders received notification in January 2016 of the appropriate tax information necessary to prepare their 2015 income tax returns.

48

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED	Term
TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

49

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED	Term
TRUSTEES (CONT.)	Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS	Term

Gene L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

50

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

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53

Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month for Global Evolution Frontier Markets Income Fund and sixty days after the end of each quarter for Crescent Short Duration High Income Fund.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Crescent Short Duration High Income Fund, and American Beacon Global Evolution Frontier Markets Income Fund are service marks of American Beacon Advisors, Inc.

AR 1/16

American Beacon®
FUNDS

2016 ANNUAL REPORT

JANUARY 31, 2016

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

GROSVENOR LONG/SHORT FUND

SGA GLOBAL GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in lower volatility securities may produce more modest gains than other stock funds as a trade-off for the potentially lower downside risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. GROSVENOR LONG/SHORT FUND All investing involves risk including the possible loss of principal. The Fund’s strategy of investing in a variety of long/short strategies entails certain risks including that the lead sub-advisor’s judgments about allocation between such strategies, as well as the selection of the sub-advisors and their subsequent individual investment decisions, may not perform to expectations resulting in the Fund’s underperformance or even losses versus other similar funds. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. SGA GLOBAL GROWTH FUND Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2016

Dear Shareholders,

During much of the 12-month period that ended January 31, 2016, the weakening of several foreign currencies against the U.S. dollar took a toll on total returns for dollar-based investors in many international markets. Key global equity benchmarks posted negative returns: The MSCI EAFE Index, which measures the world’s developed market, declined -8.43%; the MSCI All Country World Index, which includes the equity market performance of developed and emerging markets, declined -6.80%; and the MSCI Emerging Markets Index declined -20.91%.

In the U.S., the Dow Jones Industrial Average, which is a price-weighted average of 30 significant stocks that trade on the New York Stock Exchange and The NASDAQ Stock Market, declined -1.67%. The S&P 500 Index, a U.S. large-cap stock bellwether, declined -0.67%; six of its 10 industry sectors lost ground. The Russell Midcap Index, a barometer of U.S. mid-cap stocks, declined -7.39%. And the Russell 2000 Index, which generally represents the U.S. small-cap segment, declined -9.92%.

At American Beacon Advisors, we are proud to offer a broad range of equity funds that are capable of navigating economic storms and market downturns in the U.S. and abroad. We are fortunate to have asset managers with distinctive investment processes who have managed assets for many years and through a variety of economic and market conditions.

During the period under review, we introduced the American Beacon Grosvenor Long/Short Fund, which seeks to provide a balanced risk profile to complement traditional long-only equity investments.

For the 12 months ended January 31, 2016:

•	American Beacon Acadian Emerging Markets Managed Volatility Fund (Investor Class) returned -17.86%.

•	American Beacon Grosvenor Long/Short Fund (Investor Class) returned -2.20% for the period October 1, 2015 (the Fund’s inception) to January 31, 2016.

•	American Beacon SGA Global Growth Fund (Investor Class) returned 3.84%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Equity and Emerging Markets Overview

January 31, 2016 (Unaudited)

Global stocks sold off sharply in the final month of the fiscal year ending January 31, 2016, sending most major indexes into negative territory for the full reporting period. The MSCI All Country World Index, which measures the performance of both developed and emerging market countries and is a proxy for the global equity opportunity set, declined by -6.80% for the reporting period.

The global equity market benefited from a record year in merger and acquisition activity, totaling more than $4.7 billion (the previous record was $4.3 billion in 2007), fueled by cheap debt and increased competitive pressure. Share buybacks were another leg of support for the equity market in 2015 as corporations repurchased more than $430 billion in stock through the first three quarters of the year. However, global equity market performance in 2015 was restrained by a lack of revenue and profit growth. The S&P 500 Index is facing its first earnings recession since the Great Recession of 2008-2009. After declining by 0.4% in the second quarter of 2015 and 1.6% in the third quarter of 2015, corporate earnings were expected to decline by nearly 5% in the fourth quarter of 2015. Revenue growth was even harder to come by. In the third quarter of 2015, 74% of the companies in the S&P 500 Index met or exceeded earnings expectations either organically, or through share buybacks or financial engineering, but just 45% outpaced revenue targets. The weak earnings and revenue data illustrate the limited growth currently evident in the broad market.

In the emerging markets (“EM”), the declining prices of oil and many other commodities, along with concerns over a global economic slowdown, put pressure on equities; the MSCI Emerging Markets Index declined -20.91%. By contrast, U.S. equities were a relative safe haven although both the S&P 500 Index and broad market Russell 3000 Index delivered negative returns, declining by -0.67% and -2.48% respectively. Non-U.S. developed market equities registered returns in between their EM and U.S. peers, with the MSCI EAFE Index declining -8.43%.

After posting some modest gains in the first half of 2015 amid low-but-stable oil prices, as well as central bank easing in Europe and elsewhere around the world, EM equities succumbed to a spike in volatility and a decidedly negative shift in sentiment in the second half of the year. There were numerous destabilizing forces that combined to drive investors away from riskier EM equities during this period, including weak economic growth data, a surprise yuan devaluation in China, as well as expectations of a U.S. Federal Reserve rate hike and a simultaneous sharp drop in commodity prices, which constitute the primary export earnings in some emerging markets.

During the latter months of 2015, official measures in China to stabilize local markets proved largely unsuccessful, with equities posting sharp losses despite additional supportive monetary policy actions taken by the People’s Bank of China and the announcement of more fiscal spending to help counter the effects of slowing in the country’s manufacturing sector.

Elsewhere in EM, with currencies under heavy pressure, equity markets across all key regions struggled. Brazil’s equity market was battered as investor confidence in the market fell as a result of economic recession, credit rating downgrades, plunging commodity prices and political turmoil. However, India’s losses were generally more moderate as investors were drawn back by India’s relatively stable currency, improving reserves, and more favorable outlook as a net importer of oil and other commodities.

EM equities started 2016 under continued pressure, characterized by the considerable turmoil in the Chinese A-share market early in January. The combined effects of weak economic data, accelerating capital outflows, further currency depreciation and a report that banks would no longer accept stocks as collateral ignited a selloff that prompted officials to again introduce measures intended to calm investors, including cash injections and foreign exchange market intervention.

Relative bright spots in the EM asset class over the trailing 12-month period were few, but included Eastern Europe, where Hungary’s strength was in stark contrast to virtually all other markets, and Russia, which stabilized and rebounded from the sharp selloff of late 2014. Gains in Hungary were made against a backdrop of surging industrial output and strong spending as the domestic economy got a boost from quantitative easing and continued recovery in the euro zone, as well as lower oil prices.

2

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2016 (Unaudited)

The Investor Class of the American Beacon Acadian Emerging Markets Managed Volatility Fund (the “Fund”) returned -17.86% for the twelve months ended January 31, 2016. The Fund outperformed the MSCI Emerging Markets Index (the “Index”) return of -20.91% for the period.

Comparison of Change in Value of a $10,000 Investment for the Period From 9/27/13 Through 1/31/16

Total Returns for the Period ended 1/31/16

	1 Year	Since Incep. (9/27/13)	Value of $10,000 9/27/13-1/31/16
Institutional Class (1,3)	(17.58)%	(6.49)%	$8,544
Y Class (1,3)	(17.64)%	(6.60)%	8,521
Investor Class (1,3)	(17.86)%	(6.82)%	8,474
A Class with sales charge (1,3)	(22.61)%	(9.20)%	8,474
A Class without sales charge (1,3)	(17.90)%	(6.88)%	8,462
C Class with sales charge (1,3)	(19.50)%	(7.61)%	8,306
C Class without sales charge (1,3)	(18.50)%	(7.61)%	8,306
MSCI Emerging Markets Index (2)	(20.91)%	(9.92)%	7,842

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 2.27%, 2.13%, 2.43%, 2.46%, and 3.23% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the one-year period due to stock selection and country allocation.

Stock selections in South Korea and Taiwan added value to relative performance during the period, more than offsetting the impact of poor selections in South Africa. The Fund added value in South Korea through holding BGF Retail Co. Ltd. (up 147.2%) and in Taiwan through holding Eurocharm Holdings Co. Ltd. (up 58.3%). In South Africa, investment in DataTec Ltd. (down 46.7%) hurt relative performance.

3

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2016 (Unaudited)

Relative contribution from country allocation was positive for the twelve month period, benefiting from underweighting Brazil (down 41.9%) and overweighting Mexico (down 12.0%) during the year. Underweighting the second-best performing market – Russia (up 4.4%) – and overweighting South Africa (down 32.0%) detracted from relative performance during the period.

The Fund’s basic philosophy remains focused on investing in a well-diversified portfolio of low volatility stocks that aims to maximize risk-adjusted returns.

Top Ten Holdings (% Net Assets)
Tenaga Nasional Bhd		1.1
Petronas Gas Bhd		1.1
AmBev S.A.		1.1
Telekom Malaysia Bhd		1.1
Chunghwa Telecom Co., Ltd.		1.0
Richter Gedeon Nyrt		1.0
Fomento Economico Mexicano, S.A.B. de C.V., Sponsored ADR		1.0
China Telecom Corp., Ltd. H		1.0
Arca Continental S.A.B. de C.V.		1.0
LG Electronics, Inc.		1.0
Total Fund Holdings	391

Sector Allocation (% Equities)
Consumer Staples	22.0
Consumer Discretionary	17.9
Telecommunication Services	15.1
Financials	10.2
Information Technology	8.9
Health Care	8.4
Industrials	7.4
Utilities	6.7
Materials	2.0
Energy	1.4

Country Allocation (% Equities)
Hong Kong/China	19.8
India	12.2
South Korea	9.8
Mexico	9.3
Malaysia	8.8
South Africa	7.3
Taiwan	6.2
Chile	3.8
Brazil	3.7
Russia	3.5
Poland	3.4
Thailand	2.6
Philippines	2.6
Turkey	2.1
Indonesia	1.5
Hungary	1.4
Netherlands	0.9
Czech Republic	0.4
Colombia	0.3
Egypt	0.2
Peru	0.2

4

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2016 (Unaudited)

The Investor Class of the American Beacon Grosvenor Long/Short Fund (the “Fund”) returned -2.20% from October 1, 2015, the inception date of the Fund, through January 31, 2016. The Fund outperformed the MSCI World Index (the “Index”) return of -3.53% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 10/1/15 through 1/31/16

Total Returns for the Period ended 1/31/16

	Since Incep. (10/1/15)*	Value of $10,000 10/1/15-1/31/16
Institutional Class (1,3)	(2.00)%	$9,800
Y Class (1,3)	(2.10)%	9,790
Investor Class (1,3)	(2.20)%	9,780
A Class with sales charge (1,3)	(6.86)%	9,314
A Class without sales charge (1,3)	(2.20)%	9,780
C Class with sales charge (1,3)	(3.40)%	9,660
C Class without sales charge (1,3)	(2.40)%	9,760
MSCI World Index (2)	(3.53)%	9,647

*	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 4.25%, 4.35%, 4.63%, 4.65%, and 5.40%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During this period, global equity markets experienced quite varying performance including a strong relief rally, while the portfolio was being invested in October, before subsequently resuming its decline. During this predominantly “risk off” period, more defensive sectors tended to outperform including Consumer Staples and Utilities, whereas Financials, Energy, and Materials underperformed, as represented by the S&P sector indices. The Fund’s positioning in the Energy sector has proven to be beneficial in a particularly

5

American Beacon Grosvenor Long/Short FundSM

Performance Overview

January 31, 2016 (Unaudited)

tumultuous sector as oil continued its downward trajectory. Additionally, the Fund’s exposure to US regional and community banks has been accretive.

The Fund generated gains during the fourth quarter of 2015, including positive performance from both the long and short portfolios. In January, the Fund preserved capital well in a month when major global equity markets were down between 5% and 9%, with some countries and sectors down materially further.

Over this time period of heightened market volatility, the Fund’s conservative long/short positioning assisted in the preservation of capital. Based on daily performance, the Fund’s realized beta was 0.38 with a standard deviation of less than half of equity markets.

The Lead Sub-Advisor, Grosvenor Capital Management’s investment process consists of thorough manager due diligence across Investment Research, Risk Management, and Operational Teams combined with a dynamic strategy allocation process and ongoing monitoring of underlying managers. This investment process has remained consistent since the Fund’s inception.

Top 10 Long Exposures (% Net Assets)
Facebook, Inc.	2.1
Alphabet, Inc.	1.7
Comcast Corp.	1.2
Starbucks Corp.	1.2
Constellation Brands, Inc.	1.2
Autozone, Inc.	1.2
Lockheed Martin Corp.	1.1
Kraft Heinz Co.	1.0
Microsoft Corp.	0.9
Dollar General Corp.	0.9

Top 10 Short Exposures (% Net Assets)
National Oilwell Varco, Inc.	(0.7)
Consumer Discretionary Select Sector SPDR Fund	(0.7)
Schlumberger Ltd.	(0.7)
Corning, Inc.	(0.6)
Apple, Inc.	(0.6)
Financial Select Sector SPDR Fund	(0.7)
Canadian Tire Corp. Ltd.	(0.7)
Infosys Ltd.	(0.6)
iShares MSCI Brazil Capped ETF	(0.6)
Ishares MSCI Emerging Markets ETF	(0.5)

Net Sector Exposures (% Investments)
Cash Equivalent	28.5
Consumer Discretionary	26.0
Financials	14.1
Information Technology	12.2
Health Care	6.7
Industrials	5.7
Consumer Staples	4.9
Telecommunication Services	4.5
Energy	4.1
Utilities	2.6
Materials	0.5
Exchange Traded Investments	(9.7)

Fund Level Exposure (% Net Assets)	Fund
Net Exposure	47.66
Gross Exposure	116.42
Long Exposure	82.04
Short Exposure	34.38

6

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2016 (Unaudited)

The Investor Class of the American Beacon SGA Global Growth Fund (the “Fund”) returned 3.84% for the twelve months ended January 31, 2016. The Fund outperformed the MSCI All Country World Index (the “Index”) return of -6.80% for the period.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/31/10 through 1/31/16

Total Returns for the Period ended 1/31/16

	1 Year	5 Year	Since Incep. (12/31/10)	Value of $10,000 12/31/10-1/31/16
Institutional Class (1,7)	4.26%	8.52%	8.25%	$14,691
Y Class (1,2,7)	4.12%	8.46%	8.19%	14,919
Investor Class (1,3,7)	3.84%	8.32%	8.05%	14,825
A Class with sales charge (1,4,7)	(2.10)%	7.03%	6.79%	14,815
A Class without sales charge (1,4,7)	3.84%	8.31%	8.04%	14,815
C Class with sales charge (1,5,7)	2.04%	7.92%	7.66%	14,550
C Class without sales charge (1,5,7)	3.04%	7.92%	7.66%	14,550
MSCI All Country World Index (6)	(6.80)%	4.45%	4.69%	12,817
MSCI All Country World Growth Index (6)	(4.32)%	5.86%	5.86%	13,163

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
2.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10.
3.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10.
4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. The maximum sales charge for A Class is 5.75%.
5.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

7

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2016 (Unaudited)

6.	The MSCI All Country World Index (“ACWI”) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Growth Index is designed to measure equity market performance of companies with higher growth values in developed and emerging markets. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 3.83%, 3.85%, 5.29%, 4.16% and 4.74%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a country perspective, both stock selection and country allocation added to performance relative to the Index over the one-year period.

Stock selections in the United States and Hong Kong drove the Fund’s relative outperformance during the period, including Amazon.com, Inc., Equinix, Inc., and Starbucks Corp. (up 68.5%, 53.6% and 38.7%, respectively) in the United States, and Tencent Holdings Ltd. (up 13.7%) in Hong Kong. Stock selection in Sweden, including Elekta AB (down 40.7%) hindered the Fund.

From a country allocation perspective, overweighting Denmark (up 15.7%) and underweighting Canada (down 19.4%) aided relative performance, overcoming value lost through overweighting Brazil (down 41.9%).

The Fund’s basic philosophy remains focused on investing in low-risk companies that offer predictable earnings and cash flow growth over the long term.

Top Ten Holdings (% Net Assets)
Danone S.A.		4.5
Novo Nordisk A.S.		4.3
Tencent Holdings Ltd.		4.0
SAP AG, Sponsored, ADR		3.9
Visa, Inc.		3.9
AIA Group Ltd.		3.8
Amgen, Inc.		3.8
Colgate-Palmolive Co.		3.5
ARM Holdings PLC		3.4
Schlumberger Ltd.		3.3
Total Fund Holdings	35

Sector Allocation (% Equities)
Information Technology	33.4
Consumer Staples	24.8
Health Care	11.6
Consumer Discretionary	11.2
Financials	10.0
Energy	6.4
Industrials	2.6

Country Allocation (% Equities)
United States	49.6
Hong Kong/China	9.4
United Kingdom	6.4
France	4.6
Denmark	4.4
Germany	4.0
South Korea	3.5
Switzerland	3.3
India	3.1
Netherlands	3.0
South Africa	2.3
Brazil	2.2
Australia	2.1
Mexico	2.1

8

American Beacon FundsSM

Fund Expenses

January 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2015 through January 31, 2016, except for the Grosvenor Fund’s period from October 1, 2015, the inception date of the Fund, through January 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Fund Expenses

January 31, 2016 (Unaudited)

Acadian Emerging Markets Managed Volatility Fund

	Beginning Account Value 8/1/2015	Ending Account Value 1/31/2016	Expenses Paid During Period 8/1/2015- 1/31/2016*
Institutional Class
Actual	$1,000.00	$838.15	$6.25
Hypothetical**	$1,000.00	$1,018.40	$6.87
Y Class
Actual	$1,000.00	$836.69	6.71
Hypothetical**	$1,000.00	$1,017.90	7.38
Investor Class
Actual	$1,000.00	$836.22	8.01
Hypothetical**	$1,000.00	$1,016.48	8.79
A Class
Actual	$1,000.00	$835.77	8.10
Hypothetical**	$1,000.00	$1,016.38	8.89
C Class
Actual	$1,000.00	$832.32	11.55
Hypothetical**	$1,000.00	$1,012.60	12.68

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.74%, 1.75% and 2.50% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Grosvenor Long/Short Fund

	Beginning Account Value 10/1/2015	Ending Account Value 1/31/2016	Expenses Paid During Period 10/1/2015- 1/31/2016*
Institutional Class
Actual	$1,000.00	$980.00	$13.00
Hypothetical**	$1,000.00	$1,005.38	$13.17
Y Class
Actual	$1,000.00	$979.00	13.23
Hypothetical**	$1,000.00	$1,005.05	13.40
Investor Class
Actual	$1,000.00	$978.00	14.35
Hypothetical**	$1,000.00	$1,003.30	14.53
A Class
Actual	$1,000.00	$978.00	14.35
Hypothetical**	$1,000.00	$1,003.33	14.53
C Class
Actual	$1,000.00	$976.00	16.71
Hypothetical**	$1,000.00	$999.72	16.91

*	Expenses are equal to the Fund’s annualized expense ratios for the four-month period of 2.10%, 2.20%, 2.48%, 2.50% and 3.25% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal period (122) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

SGA Global Growth Fund

	Beginning Account Value 8/1/2015	Ending Account Value 1/31/2016	Expenses Paid During Period 8/1/2015- 1/31/2016*
Institutional Class
Actual	$1,000.00	$942.93	$4.80
Hypothetical**	$1,000.00	$1,020.27	$4.99
Y Class
Actual	$1,000.00	$942.14	5.29
Hypothetical**	$1,000.00	$1,019.76	5.50
Investor Class
Actual	$1,000.00	$940.52	6.65
Hypothetical**	$1,000.00	$1,018.34	6.92
A Class
Actual	$1,000.00	$941.11	6.75
Hypothetical**	$1,000.00	$1,018.26	7.02
C Class
Actual	$1,000.00	$936.83	10.40
Hypothetical**	$1,000.00	$1,014.46	10.82

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38% and 2.13% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Grosvenor Long/Short Fund, and American Beacon SGA Global Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Grosvenor Long/Short Fund, and American Beacon SGA Global Growth Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of January 31, 2016, the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Grosvenor Long/Short Fund, and American Beacon SGA Global Growth Fund at January 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

March 31, 2016

See accompanying notes
11

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Brazil - 3.64%
Common Stocks - (Cost $2,929)
AmBev S.A.	128,600	$601
AMBEV S.A., ADRA	36,121	169
BrasilAgro - Co. Brasileira de Propriedades Agricolas	3,900	9
BRF S.A.	47,600	575
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	74,200	132
FII BTG Pactual Corp. Office FundB	4,938	100
FPC Par Corretora de Seguros S.A.	70,600	178
Hypermarcas S.A.	42,500	237
Mahle-Metal Leve S.A.	25,600	155
Odontoprev S.A.C	86,400	218
Ouro Fino Saude Animal Participacoes S.A.	3,000	27
Tupy S.A.C	8,400	37

Total Common Stocks		2,438

Preferred Stocks - (Cost $225)
Alpargatas S.A.C D	39,300	71
Centrais Eletricas Santa CatarinaD	1,100	3
Cia de Gas de Sao Paulo, Class AD	6,100	61

Total Preferred Stocks		135

Total Brazil		2,573

Chile - 3.65%
Common Stocks - (Cost $2,875)
Aguas Andinas S.A., Class A	78,422	39
Banco de Chile, ADRA	2,760	172
Cencosud S.A.	4,268	27
Compania Cervecerias Unidas S.A., Sponsored ADRA	31,768	685
Corpbanca S.A., ADRA	2,765	32
E.CL S.A.	27,475	38
Embotelladora Andina S.A., Series B ADR A	12,400	209
Empresa Nacional de Electricidad S.A.	210,481	274
Empresa Nacional de Electricidad S.A., Sponsored ADRA	7,877	306
Enersis S.A., ADRA	46,558	548
Inversiones Aguas Metropolitanas S.A.	32,654	45
Sociedad Matriz del Banco de Chile S.A.	98,344	26
Vina Concha y Toro S.A.	93,460	149
Vina Concha y Toro S.A., Sponsored ADRA	1,112	35

Total Chile		2,585

Colombia - 0.32%
Common Stocks - (Cost $363)
Grupo Aval Acciones y Valores S.A., ADR A	34,515	226

Czech Republic - 0.41%
Common Stocks - (Cost $358)
CEZ A.S.E	5,336	89
Pegas Nonwovens S.A.E	5,825	163

	Shares	Fair Value
		(000’s)
Philip Morris CR A.S.C E	76	$40

Total Czech Republic		292

Egypt - 0.22%
Common Stocks - (Cost $192)
Commercial International Bank Egypt SAEE	2,895	12
Eastern TobaccoE	4,282	83
Edita Food Industries SAEC E	6,411	23
Egyptian International PharmaceuticalsE	492	4
Elswedy Electric Co.E	1,092	5
Oriental WeaversE	7,515	6
Sidi Kerir Petrochemicals Co.E	11,855	16
Telecom EgyptE	5,457	4

Total Egypt		153

Hong Kong/China - 19.00%
Common Stocks - (Cost $15,633)
Agricultural Bank of China HE	927,000	334
ANTA Sports Products Ltd.E	33,000	80
Ausnutria Dairy Corp., Ltd.E	212,000	68
Bank of China Ltd. HE	100,000	40
Bank of Chongqing Co., Ltd. HE	181,000	142
Bank of Communications Co., Ltd. HE	8,000	5
Belle International Holdings Ltd.E	432,000	291
C.banner International Holdings Ltd.C E	733,000	276
Cabbeen Fashion Ltd.E	72,000	36
China Communications Services Corp., Ltd. HE	1,602,000	623
China Construction Bank HE	1,057,000	653
China Creative Home Group Ltd.E	492,000	38
China Dongxiang Group Co., Ltd.E	1,261,000	249
China Lilang Ltd.E	84,000	48
China Maple Leaf Educational Systems Ltd.E	302,000	141
China Mengniu Dairy Co., Ltd.E	66,000	93
China Mobile Ltd.E	65,500	717
China Resources Enterprise Ltd.C E	256,000	404
China SCE Property Holdings Ltd.C E	212,000	46
China Shineway Pharmaceutical Group Ltd.E	96,000	111
China Telecom Corp., Ltd. HE	1,550,000	732
China Unicom Hong Kong Ltd.E	582,000	647
CITIC Ltd.E	408,000	582
Cosco International Holdings Ltd.F	26,000	13
COSCO Pacific Ltd.F	74,000	83
CSPC Pharmaceutical Group Ltd.E	688,000	575
Dah Chong Hong Holdings Ltd.E	72,000	27
Dawnrays Pharmaceutical Holdings Ltd.E	24,000	16
Dongfeng Motor Group Co., Ltd. HE	270,000	322
Fu Shou Yuan International Group Ltd.E	93,000	67
Fuguiniao Co., Ltd. HE	28,000	17
Goldlion Holdings Ltd.E	46,000	17
Guangdong Investment Ltd.E	114,000	146
Haier Electronics Group Co., Ltd.E	130,000	227
Hengan International Group Co., Ltd.E	46,500	418
Hopewell Highway Infrastructure Ltd.E	654,500	300

See accompanying notes
12

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
HOSA International Ltd.E	212,000	$70
Huishang Bank Corp., Ltd. HE	733,000	328
Industrial & Commercial Bank of China Ltd. HE	562,000	295
Jinmao Investments and Jinmao China Investments Holdings Ltd.	45,000	23
K Wah International Holdings Ltd.E	278,000	98
KFM Kingdom Holdings Ltd.E	88,000	18
Kingboard Chemical Holdings Ltd.E	42,500	66
Kingboard Laminates Holdings Ltd.E	63,500	26
Koradior Holdings Ltd.E	130,000	177
Livzon Pharmaceutical Group, Inc. HE	8,100	37
Minth Group Ltd.E	66,000	121
NVC Lighting Holding Ltd.C E	1,699,000	180
People’s Insurance Co., Group HE	243,000	98
Road King Infrastructure Ltd.E	140,000	112
Shenzhou International Group Holdings Ltd.E	18,000	97
Sino BiopharmaceuticalE	168,000	116
Sinopharm Group Co. HE	14,800	52
Spring Real Estate Investment TrustB E	49,000	18
Sun Art Retail Group Ltd.E	527,500	295
Tencent Holdings Ltd.E	37,000	699
Tianyun International Holdings Ltd.C E	366,000	49
Times Property Holdings Ltd.E	58,000	23
Tingyi Cayman Islands Holding Corp.E	390,000	449
Tong Ren Tang Technologies Co., Ltd. HE	53,000	82
Uni-President China Holdings Ltd.E	165,000	106
Vinda International Holdings Ltd.E	48,000	78
Want Want China Holdings Ltd.E	1,006,000	665
XTEP International Holdings Ltd.E	527,000	235
Yuexiu Real Estate Investment TrustB E	247,000	125
Yuexiu Transport Infrastructure Ltd.E	104,000	60
Yuzhou Properties Co., Ltd.E	225,000	52

Total Hong Kong/China		13,434

Hungary - 1.35%
Common Stocks - (Cost $927)
Magyar Telekom Telecommunications PLCC E G	157,864	218
Richter Gedeon NyrtE	37,908	739

Total Hungary		957

India - 11.76%
Common Stocks - (Cost $8,610)
Bajaj Auto Ltd.E	11,021	385
Biocon Ltd.E	14,554	106
Cadila Healthcare Ltd.E	31,910	145
Cipla Ltd.E	44,417	389
Colgate-Palmolive India Ltd.E	18,247	231
Dabur India Ltd.E	40,704	152
Divi’s Laboratories Ltd.E	11,143	188
Dr. Reddy’s Laboratories Ltd., ADRA	9,385	421
Dr. Reddy’s Laboratories Ltd.E	4,694	213
Gillette India Ltd.E	231	15
GlaxoSmithKline Consumer Healthcare Ltd.E	1,323	114
Hero Honda Motors Ltd.E	16,331	619
Hindustan Unilever Ltd.E	50,628	614
Indo Count Industries Ltd.E	2,715	44
Infosys Technologies Ltd.E	15,322	265

	Shares	Fair Value
		(000’s)
Infosys Technologies Ltd., Reg S, Sponsored ADR A H	28,373	$508
ITC Ltd.E	151,255	711
Jamna Auto Industries Ltd.E	49,021	106
Marico Ltd.E	69,026	228
Maruti Suzuki India Ltd.E	10,385	631
Mphasis Ltd.E	5,923	40
Nestle India Ltd.E	1,567	127
NHPC Ltd.E	133,413	41
Omaxe Ltd.E	52,036	104
Oracle Financial Services Software Ltd.C E	2,485	134
Procter & Gamble Hygiene & Health Care Ltd.E	184	15
Sanofi India Ltd.E	283	18
Tata Consultancy Services Ltd.E	19,897	701
Torrent Pharmaceuticals Ltd.E	5,713	119
Videocon Industries Ltd.E	15,835	27
Wipro Ltd., ADRA	9,614	113
Wipro Ltd.E	71,033	592
WNS Holdings Ltd., ADRA C	7,261	208

Total India		8,324

Indonesia - 1.46%
Common Stocks - (Cost $1,072)
Central Proteinaprima Tbk PTC E	11,683,400	42
Dharma Satya Nusantara Tbk PTE	831,500	30
Hanjaya Mandala Sampoerna Tbk PTE	42,900	323
Multipolar Technology Tbk PTE	602,400	45
Sarana Meditama Metropolitan Tbk PTE	874,000	178
Telekomunikasi Indonesia Persero Tbk PTE	1,675,300	412

Total Indonesia		1,030

Malaysia - 8.57%
Common Stocks - (Cost $6,482)
Axiata Group BhdE	481,100	651
Batu Kawan BhdE	1,500	6
British American Tobacco BhdE	10,400	145
DiGi.Com BhdE	28,500	34
Dutch Lady Milk Industries BhdE	300	3
Fraser & Neave Holdings BhdE	10,500	46
Guinness Anchor BhdE	28,100	90
Hartalega Holdings BhdE	128,100	167
Hong Leong Bank BhdE	83,800	265
IHH Healthcare BhdE	314,000	497
Kossan Rubber IndustriesE	19,200	33
KPJ Healthcare BhdE	100,000	104
Kulim Malaysia BhdE	33,800	31
Malayan Banking BhdE	116,600	241
Malaysian Pacific Industries BhdE	19,000	37
Maxis BhdE	203,100	280
Nestle Malaysia BhdE	8,800	157
NTPM Holdings BhdE	9,800	2
Panasonic Manufacturing Malaysia BhdE	1,400	8
Petronas Chemicals Group BhdE	211,100	367
Petronas Gas BhdE	140,300	774
Pharmaniaga BhdE	5,000	7
Public Bank BhdE	71,600	318
Star Media Group BhdE	43,100	24

See accompanying notes
13

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Ta Ann Holdings BhdE	15,100	$18
Telekom Malaysia BhdE	477,300	751
Tenaga Nasional BhdE	239,400	784
Top Glove Corp. BhdE	172,200	225

Total Malaysia		6,065

Mexico - 9.04%
Common Stocks - (Cost $6,802)
America Movil S.A.B. de C.V., Series L	227,274	161
America Movil S.A.B. de C.V., Series L, ADR A	6,240	88
Arca Continental S.A.B. de C.V.	119,824	720
Coca-Cola Femsa S.A.B. de C.V., Series L	55,721	392
Concentradora Hipotecaria SAPI de C.V.B	38,637	54
Consorcio ARA, S.A.B. de C.V.	50,515	15
Fomento Economico Mexicano, S.A.B. de C.V., Series B, Sponsored ADR A	7,726	733
Gruma S.A.B. de C.V.	13,556	204
Grupo Aeroportuario del Pacific, Series B	19,526	164
Grupo Aeroportuario del Sureste, S.A.B. de C.V., ADRA	3,345	457
Grupo Bimbo S.A.B. de C.V., Series A	168,588	472
Grupo GICSA S.A. de C.V.C	44,070	36
Grupo Herdez S.A.B. de C.V.	52,957	127
Grupo Industrial Maseca S.A.B. de C.V., Series B	3,460	4
Grupo Lala S.A.B. de C.V.	294,990	699
Grupo Lamosa S.A.B. de C.V.	10,415	21
Grupo Sanborns S.A. de C.V.	50,408	65
Grupo Sports World S.A.B. de C.V.C	56,823	61
Industrias Bachoco S.A.B. de C.V., Series B	49,618	179
La Comer S.A.B. de C.V.C	193,142	173
Megacable Holdings S.A.B. de C.V.F	105,522	386
Organizacion Cultiba S.A.B. de C.V.	7,071	10
Organizacion Soriana S.A.B. de C.V., Series B	58,070	125
Prologis Property Mexico S.A. de C.V.B	69,328	101
Telesites S.A.B. de C.V.C	11,364	7
Unifin Financiera SAPI de C.V. SOFOM ENRC	75,668	221
Vitro S.A.B. de C.V., Series A	5,968	17
Wal-Mart de Mexico S.A.B. de C.V.	281,770	707

Total Mexico		6,399

Netherlands - 0.84%
Common Stocks - (Cost $616)
Steinhoff International Holdings N.V.	119,510	574
Yandex N.V.C	1,590	21

Total Netherlands		595

Peru - 0.20%
Common Stocks - (Cost $200)
Credicorp Ltd.	916	93
Edegel S.A.	9,258	6
Edelnor S.A.	17,888	24
Enersur S.A.	8,410	17

	Shares	Fair Value
		(000’s)
Luz Del Sur S.A.A.	2,046	$5

Total Peru		145

Philippines - 2.54%
Common Stocks - (Cost $1,845)
Aboitiz Power Corp.E	274,200	240
ABS-CBN Holdings Corp. PDRE I	56,320	65
Cebu Air, Inc.E	6,000	10
Century Pacific Food, Inc.E	155,600	51
China Banking Corp.E	5,598	4
Globe Telecom, Inc.E	5,740	225
Manila Electric Co.E	72,040	470
Pepsi-Cola Products Philippines, Inc.E	66,900	4
Philippine Long Distance Telephone Co.E	14,865	696
Philweb Corp.E	54,900	23
San Miguel Pure Foods Co.E	2,170	6

Total Philippines		1,794

Poland - 3.29%
Common Stocks - (Cost $2,810)
Agora S.A.C E	5,777	16
Altus Towarzystwo Funduszy Inwestycyjnych S.A.C E H	4,294	11
Alumetal S.A.E	1,727	21
Amica Wronki S.A.C E	810	33
AmRest Holdings SEC E	2,497	113
Asseco Poland S.A.E	23,339	322
CD Projekt Red S.A.C E	7,104	40
Ciech S.A.C E	1,826	35
Emperia Holding S.A.E	429	7
Enea S.A.E	9,389	27
Eurocash S.A.E	42,897	580
Netia S.A.E	15,784	22
Neuca S.A.E	310	25
Orange Polska S.A.E	421,810	671
PGE S.A.E	35,681	121
PKP Cargo S.A.E	2,678	32
Powszechny Zaklad Ubezpieczen S.A.E	30,280	241
Zaklady Lentex S.A.E	2,609	5
Zespol Elektrowni PAK S.A.E	2,995	6

Total Poland		2,328

Russia - 3.40%
Common Stocks - (Cost $2,801)
Cherkizovo Group PJSC, GDRH J	3,487	33
Gazprom NEFT, Sponsored, ADRA E	8,408	82
Gazprom PAO, Sponsored, ADRA E	166,223	601
Lukoil PJSC, ADRA C E	2,825	96
Magnit PJSC, GDRE J	14,889	584
Megafon Reg S, GDRE H J	20,875	250
Rosneft Oil Co. Reg S, GDRE H J	44,085	158
Rostelecom, Sponsored ADRA E	34,269	228
Sberbank PAO, Sponsored ADRA	9,444	52
Sberbank PAO, Sponsored, ADRA C E	10,335	58
Severstal, Reg SC E H	32,937	267

Total Russia		2,409

South Africa - 7.09%
Common Stocks - (Cost $6,218)
Adbee Rf Ltd.C E	701	1

See accompanying notes
14

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Ascendis Health Ltd.E	127,302	$145
Astral Foods Ltd.E	10,373	64
Attacq Ltd.C E	18,636	20
AVI Ltd.E	139,834	702
Bidvest Group Ltd.E	2,595	60
Blue Label Telecoms Ltd.E	218,678	170
City Lodge Hotels Ltd.E	1,485	14
Clover Industries Ltd.E	133,836	125
Datatec Ltd.E	100,319	267
Distell Group Ltd.E	12,977	129
EOH Holdings Ltd.E	18,929	160
Famous Brands Ltd.E	23,225	170
Liberty Holdings Ltd.E	1,093	8
Netcare Ltd.E	162,791	347
New Europe Property Investments PLCE G	37,743	407
Pick n Pay Holdings Ltd.E	18,924	30
Pick n Pay Stores Ltd.E	49,614	184
Pioneer Foods Ltd.E	33,826	283
Quantum Foods HoldingsE	4,235	1
Rhodes Food Group Pty. Ltd.E	96,474	136
Spar Group Ltd.E	59,589	691
Stenprop Ltd.E	11,299	19
Super Group LtdC E	27,667	68
Tiger Brands Ltd.E	4,915	91
Vodacom Group Pty. Ltd.E	73,607	674

Total Common Stocks		4,966

Preferred Stocks - (Cost $87)
Barclays Africa Group Ltd.D E	1,084	50

Total South Africa		5,016

South Korea - 9.53%
Common Stocks - (Cost $7,207)
Amorepacific Corp.E	277	94
BGF Retail Co., Ltd.E	1,455	263
Busan City Gas Co., Ltd.E	333	9
BYC Co., Ltd.E	37	16
Coway Co., Ltd.E	953	77
Daeduck Electronics Co.E	18,033	119
Daehan Flour Mills Co., Ltd.E	198	30
Daesung Energy Co., Ltd.E	8,599	44
Dong-Il Corp.E	592	30
E1 Corp.E	208	10
e-Credible Co., Ltd.E	3,671	28
Global & Yuasa Battery Co., Ltd.C E	2,060	68
GMB Korea Corp.E	4,370	15
Hankook Tire Co., Ltd.E	14,663	573
Hanwha Life Insurance Co., Ltd.E	5,311	31
Hite Jinro Ltd.E	10,238	255
Huvis Corp.E	4,654	28
Hyundai Motor Co.E	89	10
Jinro Distillers Co., Ltd.E	828	22
Keyang Electric Machinery Co., Ltd.E	4,164	16
Kia Motors Corp.E	15,231	582
Korea District Heating Corp.E	666	33
Korea Electric Power Corp.E	5,066	223
KT Corp.E	29,108	664
KT&G Corp.E	2,257	195
Kyungnam Energy Co., Ltd.E	1,136	9
LF Corp.E	4,394	95
LG Display Co., Ltd. ADRA	16,120	146

	Shares	Fair Value
		(000’s)
LG Electronics, Inc.E	14,739	$719
Lotte Confectionery Co., Ltd.E	67	136
LS Networks Co., Ltd.C E	780	2
Mando Corp.E	2,796	399
Namyang Dairy Products Co., Ltd.E	29	18
Nexen Corp.E	225	13
NS Shopping Co., Ltd.C E	1,157	178
S-1 Corp.E	3,507	300
Sam Young Electronics Co., Ltd.E	10,930	102
Sam-A Pharm Co., Ltd.E	3,147	42
Samsung Electronics Co., Ltd.E	690	667
SK Hynix, Inc.E	884	20
SK Telecom Co., Ltd.E	1,787	313
STX Engine Co., Ltd.E	1,086	5
Tonymoly Co., Ltd.E	1,507	44
Uju Electronics Co., Ltd.E	2,948	39
Yesco Co., Ltd.E	1,500	44
Youlchon Chemical Co., Ltd.E	1,579	15

Total South Korea		6,741

Taiwan - 6.08%
Common Stocks - (Cost $4,580)
Ability Enterprise Co., Ltd.E	37,000	22
China Chemical & Pharmaceutical Co., Ltd.E	83,000	48
China Motor Corp.E	199,000	127
China Synthetic RubberE	101,460	70
Chunghwa Telecom Co., Ltd.E	240,000	742
Cyberlink Corp.E	14,000	29
Eurocharm Holdings Co., Ltd.E	108,000	316
Far Eastern International BankE	67,000	19
First Financial Holding Co., Ltd.E	243,744	111
HON HAI Precision Industry Co., Ltd.E	181,262	425
Jourdeness Group Ltd.C E	6,000	24
KD Holding Corp.E	7,000	33
Keysheen Cayman Holdings Co., Ltd.E	6,000	9
L&K Engineering Co., Ltd.E	10,000	6
Lien Hwa Industrial Corp.E	219,440	124
Microlife Corp.E	25,000	65
Nien Made Enterprise Co., Ltd.C E	2,997	20
Pacific Hospital Supply Co., Ltd.E	30,000	76
Sampo Corp.E	22,000	8
Shanghai Commercial & Savings Bank Ltd.E	258,744	225
Shihlin Electric & Engineering Corp.E	5,000	6
Shin Kong No.1 REITB	51,000	22
Taichung Commercial BankE	867,875	240
Taiwan Business BankC E	847,843	205
Taiwan Cooperative Financial Holding Co., Ltd.E	1,096,602	456
Taiwan Semiconductor Manufacturing Co., Ltd.E	100,105	279
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADRA	7,555	169
Taiwan Shin Kong Security Co., Ltd.E	203,170	235
Topco Scientific Co., Ltd.E	14,000	23
Trade-Van Information Services Co.E	16,000	12
TTet Union Corp.E	12,000	27
Uni-President Enterprises Corp.E	3,720	6
Wisdom Marine Lines Co., Ltd.E	31,000	33
Wowprime Corp.E	90	—

See accompanying notes
15

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
YungShin Global Holding Corp.E	63,000	$90

Total Taiwan		4,302

Thailand - 2.56%
Common Stocks - (Cost $2,011)
Advanced Info Service PCLE K	34,300	164
Advanced Information Technology PCLK	77,800	59
Bangkok Bank PCL NVDRE K L	94,300	406
CS Loxinfo PCLK	26,900	5
Electricity Generating PCLK	12,300	57
IMPACT Growth Real Estate Investment Trust, Series AB	152,100	51
IMPACT Growth Real Estate Investment Trust, Series LB E	24,300	8
Kang Yong Electric PCLK	1,600	13
Kang Yong Electric PCL NVDRE L	600	5
Khon Kaen Sugar Industry PCLE	268,300	28
Mega Lifesciences PCLE	21,300	9
Modernform Group PCL NVDRE L	26,400	6
Modernform Group PCLK	33,200	7
Ratchaburi Electricity Generating Holding PCL NVDRK L	103,400	144
Siam Makro PCLK	5,500	5
Thai Vegetable Oil PCLK	334,600	214
Thai Vegetable Oil PCL NVDRE K L	158,300	102
Thai Wah PCLC E	599,700	102
The Platinum Group PCLE	221,600	31
The Siam Cement PCL NVDRE G L	32,200	392

Total Thailand		1,808

Turkey - 2.04%
Common Stocks - (Cost $1,582)
Adana Cimento Sanayii TAS, Class AE	5,580	11
Adana Cimento Sanayii TAS, Class CE	98,525	21
Arcelik A.S.E	77,540	405
BIM Birlesik Magazalar A.S.E	39,107	662
Bursa Cimento Fabrikasi A.S.E	2,991	4
Pinar Entegre Et ve Un Sanayi A.S.E	4,048	15
Turkcell Iletisim Hizmetleri A.S.E	88,144	313
Ulusoy Elektrik Imalat Taahhut Ve Ticaret A.S.E	5,147	13

Total Turkey		1,444

United States - 0.13%
Common Stocks - (Cost $46)
Baidu, Inc., Sponsored ADRA C	24	4
NetEase, Inc., ADRA	579	90

Total United States		94

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 2.55% (Cost $1,807)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,806,728	$1,807

TOTAL INVESTMENTS - 99.67% (Cost $78,278)		70,521
OTHER ASSETS, NET OF LIABILITIES - 0.33%		232

TOTAL NET ASSETS - 100.00%		$70,753

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	REIT - Real Estate Investment Trust.
C	Non-income producing security.
D	A type of Preferred Stock that has no maturity date.
E	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $53,806 or 76.05% of net assets.
F	Par value represents units rather than shares.
G	PLC - Public Limited Company.
H	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
I	PDR - Philippine Depositary Receipt.
J	GDR - Global Depositary Receipt.
K	PCL - Public Company Limited (Thailand).
L	NVDR - Non Voting Depositary Receipt.

See accompanying notes
16

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2016

Futures Contracts Open on January 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Emerging Markets March Futures	Long	49	March 2016	$1,832,110	$(7,302)

				$1,832,110	$(7,302)

See accompanying notes
17

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
LONG SECURITIES
COMMON STOCKS - 75.57%
CONSUMER DISCRETIONARY - 19.63%
Auto Components - 0.40%
Magna International, Inc., Class A	1,324	$46
Visteon Corp.	284	19

		65

Automobiles - 0.64%
Avis Budget Group, Inc.A	1,179	31
Peugeot S.A.A B	4,746	70

		101

Commercial Services - 0.01%
Sotheby’s, Class A	60	1

Hotels, Restaurants & Leisure - 5.72%
Caesars Entertainment Corp.A	1,228	9
Carnival Corp.	2,080	100
Dunkin’ Brands Group, Inc.	697	27
Live Nation Entertainment, Inc.A	3,490	79
McDonald’s Corp.	976	121
Melco Crown Entertainment Ltd., ADRC	2,375	36
MGM Resorts InternationalA	6,623	133
Pinnacle Entertainment, Inc.A	401	12
Restaurant Brands International, Inc.	4,229	142
Royal Caribbean Cruises Ltd.	348	29
Sands China Ltd.B	2,800	10
Starbucks Corp.	3,059	185
Wyndham Worldwide Corp.	668	43

		926

Household Durables - 0.31%
Mohawk Industries, Inc.A	296	49

Household Products - 0.31%
CalAtlantic Group, Inc.	1,564	51

Internet & Catalog Retail - 1.82%
Amazon.com, Inc.A	123	72
priceline.com, Inc.A	100	106
SS&C Technologies Holdings, Inc.	1,791	115

		293

Media - 4.84%
Banner Corp.	854	35
CBS Corp., Class BD	2,378	113
Comcast Corp., Class A	3,396	189
CTS Eventim AG & Co., KGaAB	1,640	60
IMAX Corp.A	383	12
Liberty Global PLC, Series CA E	3,639	121
Liberty Interactive Corp., QVC Group, Class AA	4,700	122
Rentrak Corp.A	407	18
Time Warner Cable, Inc.	97	18
Viacom, Inc., Class B	1,983	91

		779

Multiline Retail - 0.86%
Dollar General Corp.	1,850	139

Retail - 0.12%
Europcar Groupe S.A.A B F	1,733	20

See accompanying notes
18

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Specialty Retail - 3.64%
Advance Auto Parts, Inc.	532	$81
AutoZone, Inc.A	189	144
Dollar Tree, Inc.A	1,035	84
Home Depot, Inc.	686	85
Lowe’s Cos., Inc.	525	38
MarineMax, Inc.A	448	8
Ocado Group PLCA B E	21,826	83
Tile Shop Holdings, Inc.A	4,182	63

		586

Textiles & Apparel - 0.96%
Industria de Diseno Textil S.A.B	897	29
Moncler SpAB	1,077	16
NIKE, Inc., Class B	1,322	83
Skechers U.S.A., Inc., Class AA	942	27

		155

Total Consumer Discretionary		3,165

CONSUMER STAPLES - 3.90%
Beverages - 1.77%
Coca-Cola Co.	1,860	80
Constellation Brands, Inc., Class A	584	89
Molson Coors Brewing Co., Class B	405	37
Monster Beverage Corp.A	206	28
PepsiCo, Inc.	531	53

		287

Food & Drug Retailing - 1.18%
Alimentation Couche-Tard, Inc., Class B	2,237	97
Costco Wholesale Corp.	333	50
Vitamin Shoppe, Inc.A	932	28
Whole Foods Market, Inc.	521	15

		190

Food Products - 0.79%
Kraft Heinz Co.	809	63
Mondelez International, Inc., Class A	1,505	64

		127

Household Products - 0.16%
Procter & Gamble Co.	316	26

Total Consumer Staples		630

ENERGY - 5.95%
Energy Equipment & Services - 0.78%
Baker Hughes, Inc.	539	23
Halliburton Co.	3,202	102

		125

Oil & Gas - 5.17%
Anadarko Petroleum Corp.	758	30
ConocoPhillips	773	30
Energy Transfer Partners LP	3,510	104
Exxon Mobil Corp.	318	25
Marathon Petroleum Corp.	1,215	51
Noble Energy, Inc.	3,442	111
Occidental Petroleum Corp.	1,330	92
Phillips 66	336	27
Pioneer Natural Resources Co.	1,051	130
Sunoco LPG	2,660	90
Valero Energy Corp.	834	57
Williams Partners LPG	3,980	88

		835

Total Energy		960

See accompanying notes
19

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
FINANCIALS - 16.04%
Banks - 12.46%
1st Century Bancshares, Inc.A	634	$5
American Business BankA	1,299	41
Bank of Marin Bancorp	929	50
Bank of the James Financial Group, Inc.	4,233	50
Bryn Mawr Bank Corp.	881	23
Cambridge Bancorp	668	31
Capital City Bank Group, Inc.	2,142	30
Cardinal Financial Corp.	531	10
Carolina Bank Holdings, Inc.A	401	7
Central Pacific Financial Corp.	1,556	33
CIT Group, Inc.	363	11
Citizens Financial Group	5,189	109
Comerica, Inc.	934	32
Commerce Bancshares, Inc.	758	31
Commerce West BankA	1,922	25
Community Financial Corp.	810	16
CU BancorpA	1,779	41
Farmers & Merchants Bank of Long Beach	6	37
Farmers Capital Bank Corp.	1,438	39
Fifth Third Bancorp	3,613	57
First Bancorp	1,600	30
First Horizon National Corp.	951	12
First of Long Island Corp.	2,548	73
First South Bancorp Inc.	2,258	19
Guaranty Bancorp	2,785	44
Horizon Bancorp	77	2
Huntington Bancshares, Inc.	5,121	44
KeyCorp	2,743	31
MBT Financial Corp.	6,335	52
Old Line Bancshares, Inc.	2,406	42
Opus Bank	752	25
Orrstown Financial Services, Inc.	1,878	33
Pacific Premier Bancorp, Inc.A	1,040	21
Peapack Gladstone Financial Corp.	1,454	31
People’s Utah Bancorp	1,712	26
PNC Financial Services Group, Inc.	485	42
Preferred Bank	1,356	44
Premier Financial Bancorp, Inc.	1,677	26
Provident Bancorp, Inc.A	2,349	30
Regions Financial Corp.	9,658	77
Republic First Bancorp, Inc.A	8,019	33
Riverview Bancorp, Inc.	5,248	23
Seacoast Banking Corp. of FloridaA	2,559	38
Shawbrook Group PLCA B E F	1,637	7
Shore Bancshares, Inc.	2,790	32
Sierra Bancorp	450	8
Southeastern Bank Financial Corp.	844	28
Southern First Bancshares, Inc.A	2,499	57
Suffolk Bancorp	1,325	37
Sunshine Bancorp, Inc.A	3,508	50
SunTrust Banks, Inc.	484	18
Sussex Bancorp	2,342	30
SVB Financial GroupA	230	23
TCF Financial Corp.	2,934	35
Timberland Bancorp, Inc.	2,550	32
Triumph Bancorp, Inc.A	625	9
Unity Bancorp, Inc.	2,762	32
Veritex Holdings, Inc.A	2,112	30
WashingtonFirst Bankshares, Inc.	3,190	68
Wintrust Financial Corp.	888	37

		2,009

See accompanying notes
20

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Diversified Financials - 1.67%
Ally Financial, Inc.A	3,892	$61
Apollo Global Management LLC, Class AH I	1,794	24
Caesars Acquisition Company, Class AA	126	1
Cascade BancorpA	5,920	32
Euronet Worldwide, Inc.A	155	12
Fortress Investment Group LLC, Class AH I	3,797	16
ICICI Bank Ltd., Sponsored ADRC	312	2
NorthStar Asset Management Group Inc.	3,868	45
Pacific Continental Corp.	1,967	32
Santander Consumer USA Holdings, Inc.	1,500	16
Texas Capital Bancshares, Inc.A	815	29

		270

Insurance - 0.71%
Aon PLCE	450	40
First American Financial Corp.	887	30
Stewart Information Services Corp.	1,267	45

		115

Real Estate - 1.20%
Brookdale Senior Living, Inc.A	2,377	39
Heritage Oaks Bancorp	4,965	38
NorthStar Realty Europe Corp.J	206	2
NorthStar Realty Finance Corp.J	913	11
Public Storage, Inc.J	123	31
Realogy Holdings Corp.A	1,397	45
Rightmove PLCB E	486	28

		194

Total Financials		2,588

HEALTH CARE - 5.79%
Biotechnology - 1.18%
Baxalta, Inc.	618	25
Gilead Sciences, Inc.	391	32
Quintiles Transnational Holdings, Inc.A	1,910	117
Vertex Pharmaceuticals, Inc.A	180	16

		190

Health Care Equipment & Supplies - 1.43%
Medtronic PLCE	1,226	92
Patterson Cos., Inc.	1,900	81
Zimmer Biomet Holdings, Inc.	563	56

		229

Health Care Providers & Services - 1.58%
Cigna Corp.	238	32
Express Scripts Holding Co.A	27	2
HCA Holdings, Inc.	153	11
IMS Health Holdings, Inc.A	4,673	109
McKesson Corp.	387	62
Service Corp International	1,192	29
UnitedHealth Group, Inc.	114	13

		258

Pharmaceuticals - 1.60%
AbbVie, Inc.	156	9
Allergan PLCA E	66	19
Bristol-Myers Squibb Co.	1,208	75
Endo International PLCA E	173	10
Johnson & Johnson	523	55
Nortek, Inc.A	345	13

See accompanying notes
21

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Pfizer, Inc.	1,232	$38
Teva Pharmaceutical Industries Ltd., Sponsored ADRC	669	41

		260

Total Health Care		937

INDUSTRIALS - 6.17%
Aerospace & Defense - 3.42%
Boeing Co.	707	85
Lockheed Martin Corp.	814	173
Meggitt PLCB E	7,328	38
Northrop Grumman Corp.	206	38
Precision Castparts Corp.	564	133
Raytheon Co.	315	40
TransDigm Group, Inc.	208	47

		554

Airlines - 0.97%
Delta Air Lines, Inc.	2,072	93
Southwest Airlines Co.	1,711	64

		157

Commercial Services & Supplies - 0.06%
CyrusOne, Inc.J	236	9

Industrial Conglomerates - 0.83%
General Electric Co.	2,758	80
Honeywell International, Inc.	515	53

		133

Machinery - 0.03%
Greenbrier Cos., Inc.	183	5

Marine - 0.10%
Kirby Corp.A	322	16

Road & Rail - 0.76%
Canadian Pacific Railway Ltd.	203	24
Norfolk Southern Corp.	502	35
Swift Transportation Co.A	3,846	63

		122

Total Industrials		996

INFORMATION TECHNOLOGY - 11.18%
Communications - 2.15%
Facebook, Inc., Class AA	3,091	347

Communications Equipment - 0.14%
CommScope Holding Co., Inc.A	1,002	22

Computers & Peripherals - 0.82%
EMC Corp.	1,244	31
HP, Inc.	3,962	38
NVIDIA Corp.	156	5
Western Digital Corp.	1,203	58

		132

Electronic Equipment & Instruments - 0.30%
OSI Systems, Inc.A	870	48

Internet Software & Services - 3.0%
Alphabet, Inc., Class AA	228	174
Alphabet, Inc., Class CA	131	97
Autohome, Inc., ADRA C	614	15
comScore, Inc.A	665	26

See accompanying notes
22

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Tencent Holdings Ltd.B	4,639	$88
Yahoo! Inc.A	3,416	101

		501

IT Consulting & Services - 0.32%
Cognizant Technology Solutions Corp., Class AA	825	52

Semiconductor Equipment & Products - 0.70%
ARM Holdings PLC, ADRC E	581	25
Broadcom Corp., Class A	1,583	87

		112

Software - 3.65%
CDK Global, Inc.	1,772	78
Constellation Software Inc.	251	91
Ellie Mae, Inc.A	1,017	71
Microsoft Corp.	2,622	144
Nimble Storage, Inc.A	4,390	29
PayPal Holdings, Inc.A	3,040	110
Red Hat, Inc.A	730	51
Take-Two Interactive Software, Inc.	485	17

		591

Total Information Technology		1,805

MATERIALS - 2.48%
Chemicals - 1.59%
Air Products & Chemicals, Inc.	345	44
CF Industries Holdings, Inc.	3,902	117
LyondellBasell Industries N.V., Class A	1,096	85
Sherwin-Williams Co.	40	10

		256

Construction Materials - 0.06%
Buzzi Unicem SpAB	624	10

Containers & Packaging - 0.61%
Berry Plastics Group, Inc.A	1,450	45
Sealed Air Corp.	1,338	54

		99

Metals & Mining - 0.11%
Barrick Gold Corp.	1,803	18

Paper & Forest Products - 0.11%
Canfor Corp.A	1,624	18

Total Materials		401

TELECOMMUNICATION SERVICES - 2.90%
Diversified Telecommunication Services - 1.88%
AT&T, Inc.	1,579	57
Koninklijke KPN N.V.B	14,377	56
Telefonica Deutschland Holding AGB	14,814	73
Verizon Communications, Inc.	2,355	118

		304

Wireless Telecommunication Services - 1.02%
Cable & Wireless Communications PLCA B E	111,605	110
Central Valley Community Bancorp	4,865	52
Tim Participacoes S.A., ADRC	224	2

		164

Total Telecommunication Services		468

See accompanying notes
23

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
UTILITIES - 1.53%
Electric - 0.35%
Edison International	907	$56

Gas - 0.63%
Sempra Energy	1,069	101

Utilities - 0.55%
NextEra Energy, Inc.	796	90

Total Utilities		247

Total COMMON STOCKS (Cost $12,700)		12,197

WARRANTS - 0.00% (Cost $0)
ENERGY - 0.00%
Kinder Morgan, Inc., 5/25/2017, Strike Price $40.00K M	307	—

CONVERTIBLE OBLIGATIONS - 0.04% (Cost $7)
Utilities - 0.04%
SolarCity Corp., 1.625%, Due 11/1/2019	10	7

SHORT-TERM INVESTMENTS - 17.26% (Cost $2,786)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,785,737	2,786

TOTAL SECURITIES HELD LONG (Cost $15,496)		14,990

SECURITIES SOLD SHORT
COMMON STOCKS - -26.40%
CONSUMER DISCRETIONARY – (3.89%)
Auto Components – (0.10%)
Mobileye N.V.A	(583)	(16)

Automobiles – (0.51%)
General Motors Co.	(848)	(25)
Tesla Motors, Inc.A	(99)	(19)
Toyota Motor Corp., Sponsored ADRC	(310)	(37)

		(81)

Hotels, Restaurants & Leisure – (0.29%)
BJ’s Restaurants, Inc.A	(111)	(5)
Carnival Corp.	(74)	(4)
China Lodging Group Ltd., Sponsored ADRC M	(11)	0
Chipotle Mexican Grill, Inc.A	(4)	(2)
Marriott International, Inc., Class A	(456)	(28)
Restaurant Brands International, Inc.	(97)	(3)
SeaWorld Entertainment, Inc.	(73)	(1)
Six Flags Entertainment Corp.	(48)	(2)
Wynn Resorts Ltd.	(58)	(4)

		(49)

Internet & Catalog Retail – (0.02%)
JD.com, Inc., ADRA C	(55)	(1)
SS&C Technologies Holdings, Inc.	(21)	(1)

		(2)

Leisure Equipment & Products – (0.05%)
BRP, Inc.A	(731)	(8)

Media – (0.95%)
AMC Networks, Inc., Class AA	(69)	(5)
Discovery Communications, Inc., Class AA	(180)	(5)

See accompanying notes
24

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Interpublic Group of Cos., Inc.	(63)	$(1)
Mediaset SpAB	(1,025)	(3)
Netflix, Inc.A	(435)	(40)
Nexstar Broadcasting Group, Inc., Class A	(123)	(6)
Nielsen Holdings PLCE	(321)	(15)
Omnicom Group, Inc.	(20)	(1)
Scripps Networks Interactive, Inc., Class A	(108)	(7)
Sinclair Broadcast Group, Inc., Class A	(304)	(10)
Stroeer SEB	(96)	(6)
Walt Disney Co.	(531)	(51)
WPP PLCB E	(67)	(1)

		(151)

Multiline Retail – (1.03%)
Canadian Tire Corp., Ltd., Class A	(1,366)	(111)
Kohl’s Corp.	(557)	(28)
Target Corp.	(380)	(28)

		(167)

Specialty Retail – (0.62%)
Brown Group PLCB E	(264)	(1)
Dollar Tree, Inc.A	(166)	(13)
Dollarama, Inc.	(619)	(33)
Foot Locker, Inc.	(414)	(28)
Hennes & Mauritz AB, Class BB	(307)	(10)
RONA, Inc.	(1,609)	(14)

		(99)

Textiles & Apparel – (0.32%)
Five Below, Inc.A	(27)	(1)
Hugo Boss AGB	(13)	(1)
Swatch Groug AGB	(102)	(35)
Under Armour, Inc., Class AA	(79)	(7)
VF Corp.	(122)	(8)

		(52)

Total Consumer Discretionary		(625)

CONSUMER STAPLES – (0.91%)
Beverages – (0.01%)
PepsiCo, Inc.	(19)	(2)

Food & Drug Retailing – (0.76%)
CVS Caremark Corp.	(226)	(22)
J Sainsbury PLCB E	(945)	(3)
Kroger Co.	(433)	(17)
Sysco Corp.	(174)	(7)
Tesco PLCA B E	(8,267)	(20)
Wal-Mart Stores, Inc.	(351)	(23)
WM Morrison Supermarkets PLCB E	(1,355)	(3)
Woolworths Holdings Ltd.B	(1,545)	(27)

		(122)

Food Products – (0.14%)
Archer Daniels Midland Co.	(203)	(7)
Hershey Co.	(90)	(8)
Kellogg Co.	(115)	(8)

		(23)

Total Consumer Staples		(147)

ENERGY – (3.46%)
Energy Equipment & Services – (1.33%)
National Oilwell Varco, Inc.	(3,378)	(110)
Schlumberger Ltd.	(1,441)	(104)

		(214)

See accompanying notes
25

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Oil & Gas – (2.13%)
Apache Corp.	(1,125)	$(48)
BP PLC, Sponsored ADRC E	(870)	(28)
Chevron Corp.	(918)	(79)
Enterprise Products Partners Ltd.	(825)	(20)
EOG Resources, Inc.	(225)	(16)
Hess Corp.	(1,014)	(43)
Marathon Petroleum Corp.	(616)	(26)
Occidental Petroleum Corp.	(1,054)	(73)
Phillips 66	(142)	(11)

		(344)

Total Energy		(558)

FINANCIALS – (7.54%)
Banks – (6.09%)
Ameris Bancorp	(419)	(12)
Bank of the Ozarks, Inc.	(106)	(5)
BNC Bancorp	(1,301)	(30)
Canadian Imperial Bank of Commerce	(575)	(37)
Capital Bank Financial Corp., Class A	(629)	(19)
City Holding Co.	(136)	(6)
Clifton Bancorp, Inc.	(988)	(14)
Community Bank System, Inc.	(1,146)	(43)
DBS Group Holdings Ltd.B	(2,275)	(23)
Eagle Bancorp, Inc.A	(637)	(30)
Enterprise Financial Services Corp.	(426)	(12)
FCB Financial Holdings, Inc., Class AA	(888)	(30)
First Financial Bankshares, Inc.	(1,574)	(41)
First Republic Bank	(440)	(30)
Flushing Financial Corp.	(540)	(12)
Glacier Bancorp, Inc.	(2,037)	(48)
Heritage Commerce Corp.	(422)	(4)
Home Bancshares, Inc.	(127)	(5)
Independent Bank Corp.	(1,058)	(48)
Investors Bancorp, Inc.	(2,915)	(34)
New York Community Bancorp, Inc.	(2,302)	(36)
Northwest Bancshares, Inc.	(1,505)	(19)
Prosperity Bancshares, Inc.	(574)	(24)
Renasant Corp.	(1,517)	(48)
Simmons First National Corp., Class A	(545)	(24)
South State Corp.	(625)	(42)
Southside Bancshares, Inc.	(1,159)	(26)
State Bank Financial Corp.	(769)	(15)
TFS Financial Corp.	(692)	(12)
United Bankshares, Inc.	(1,376)	(46)
Washington Trust Bancorp, Inc.	(123)	(5)
WesBanco, Inc.	(214)	(6)
Westamerica Bancorporation	(1,422)	(62)
Western Alliance BancorpA	(1,462)	(48)
WSFS Financial Corp.	(1,638)	(48)
Yadkin Financial Corp.	(1,568)	(36)

		(980)

Diversified Financials – (0.82%)
Capitol Federal Financial, Inc.	(2,556)	(31)
Kearny Financial Corp.	(427)	(5)
Meridian Bancorp, Inc.	(1,848)	(26)
Northfield Bancorp, Inc.	(2,524)	(39)
Oritani Financial Corp.	(1,902)	(32)

		(133)

See accompanying notes
26

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Insurance – (0.40%)
Aon PLCE	(210)	$(18)
CNP AssurancesB	(3,421)	(46)

		(64)

Real Estate – (0.23%)
Acadia Realty TrustJ	(110)	(4)
Camden Property TrustJ	(57)	(4)
Crown Castle International Corp.J	(63)	(5)
Empire State Realty Trust, Inc.J	(155)	(3)
Essex Property Trust, Inc.J	(33)	(7)
Federal Realty Investment TrustJ	(25)	(4)
Highwoods Properties, Inc.J	(82)	(3)
Mid-America Apartment Communities, Inc.J	(31)	(3)
Public Storage, Inc.J	(9)	(2)
UDR, Inc.J	(85)	(3)

		(38)

Total Financials		(1,215)

HEALTH CARE – (1.75%)
Health Care Equipment & Supplies – (0.62%)
Baxter International, Inc.	(421)	(15)
Illumina, Inc.A	(141)	(22)
Intuitive Surgical, Inc.A	(24)	(13)
Stryker Corp.	(218)	(22)
Varian Medical Systems, Inc.A	(349)	(27)

		(99)

Health Care Providers & Services – (0.76%)
Aetna, Inc.	(369)	(38)
AmerisourceBergen Corp.	(147)	(13)
Anthem, Inc.	(68)	(9)
Cardinal Health, Inc.	(205)	(17)
Cerner Corp.A	(96)	(6)
DaVita HealthCare Partners, Inc.A	(292)	(20)
Humana, Inc.	(143)	(23)

		(126)

Pharmaceuticals – (0.37%)
Abbott Laboratories	(368)	(14)
Johnson & Johnson	(272)	(28)
Novartis AGB	(22)	(2)
Shire PLC, ADRC E	(91)	(15)

		(59)

Total Health Care		(284)

INDUSTRIALS – (2.70%)
Aerospace & Defense – (0.15%)
Boeing Co.	(45)	(5)
United Technologies Corp.	(213)	(19)

		(24)

Airlines – (0.52%)
American Airlines Group, Inc.	(244)	(10)
Delta Air Lines, Inc.	(356)	(16)
Deutsche Lufthansa AGA B	(3,958)	(58)

		(84)

Commercial Services & Supplies – (0.03%)
Waste Management, Inc.	(84)	(4)

Industrial Conglomerates – (0.33%)
General Electric Co.	(573)	(17)
Honeywell International, Inc.	(353)	(36)

		(53)

See accompanying notes
27

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Machinery – (1.07%)
Caterpillar, Inc.	(844)	$(55)
Danaher Corp.	(83)	(7)
Deere & Co.	(331)	(25)
Hitachi Construction Machinery Co., Ltd.B	(100)	(1)
Illinois Tool Works, Inc.	(244)	(22)
Kone Oyj, Class BB	(103)	(5)
KUKA AGB	(31)	(2)
PACCAR, Inc.	(211)	(10)
Parker Hannifin Corp.	(488)	(49)

		(176)

Road & Rail – (0.34%)
Canadian Pacific Railway Ltd.	(92)	(11)
Union Pacific Corp.	(492)	(35)
Werner Enterprises, Inc.	(324)	(8)

		(54)

Trading Companies & Distributors – (0.26%)
Fastenal Co.	(1,053)	(43)

Total Industrials		(438)

INFORMATION TECHNOLOGY – (3.80%)
Communications Equipment – (0.56%)
Corning, Inc.	(4,837)	(90)

Computers & Peripherals – (0.94%)
Apple, Inc.	(701)	(69)
International Business Machines Corp.	(639)	(80)
Logitech International S.A.B	(41)	(1)
NVIDIA Corp.	(96)	(3)

		(153)

Internet Software & Services – (0.37%)
Equinix, Inc.J	(75)	(23)
LinkedIn Corp., Class AA	(82)	(16)
RealPage, Inc.A M	(13)	—
United Internet AG, Reg SB L	(115)	(6)
Wirecard AGB	(78)	(4)
Zillow Group, Inc., Class CA	(554)	(11)

		(60)

IT Consulting & Services – (0.84%)
FleetCor Technologies, Inc.A	(243)	(30)
Infosys Technologies Ltd., Reg S, Sponsored ADRC L	(5,316)	(95)
Western Union Co.	(607)	(11)

		(136)

Office Electronics – (0.04%)
Canon, Inc.B	(240)	(7)

Semiconductor Equipment & Products – (0.49%)
Avago Technologies, Ltd.	(441)	(59)
Micron Technology, Inc.A	(1,718)	(19)

		(78)

Software – (0.56%)
Activision Blizzard, Inc.	(354)	(12)
Adobe Systems, Inc.A	(352)	(31)
Ambarella, Inc.A	(14)	(1)
Check Point Software Technologies Ltd.A	(18)	(1)
Citrix Systems, Inc.A	(8)	(1)
CommVault Systems, Inc.A	(15)	(1)
Electronic Arts, Inc.A	(308)	(20)
Imperva, Inc.A M	(5)	—
MicroStrategy, Inc., Class AA	(6)	(1)

See accompanying notes
28

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
NetSuite, Inc.A	(21)	$(1)
Paylocity Holding Corp.A M	(13)	—
Salesforce.com, Inc.A	(20)	(1)
SAP AG, Sponsored ADRC	(51)	(4)
Ultimate Software Group, Inc.A	(23)	(4)
Workday, Inc., Class AA	(185)	(12)

		(90)

Software & Services – (0.00%)
Square, Inc., Class AA M	(25)	—

Total Information Technology		(614)

MATERIALS – (2.19%)
Chemicals – (1.84%)
Air Products & Chemicals, Inc.	(284)	(36)
EI du Pont de Nemours & Co.	(1,114)	(59)
LyondellBasell Industries N.V., Class A	(281)	(22)
Monsanto Co.	(425)	(39)
Mosaic Co.	(1,799)	(43)
Potash Corp of Saskatchewan, Inc.	(784)	(13)
PPG Industries, Inc.	(583)	(55)
Praxair, Inc.	(304)	(30)

		(297)

Metals & Mining – (0.35%)
First Quantum Minerals Ltd.	(4,121)	(9)
Glencore Xstrata PLCB E	(37,324)	(48)

		(57)

Total Materials		(354)

TELECOMMUNICATION SERVICES – (0.16%)
Diversified Telecommunication Services – (0.14%)
Charter Communications, Inc. A	(44)	(8)
Deutsche Telekom AGB	(319)	(6)
Telenor ASAB	(629)	(10)

		(24)

Wireless Telecommunication Services – (0.02%)
Millicom International Cellular S.A.B	(71)	(3)

Total Telecommunication Services		(27)

Total COMMON STOCKS (Proceeds $(4,448))		(4,262)

EXCHANGE TRADED INSTRUMENTS – (5.93% )
EXCHANGE TRADED FUNDS – (5.93%)
Consumer Discretionary Select Sector SPDR Fund	(1,450)	(109)
Consumer Staples Select Sector SPDR Fund	(1,399)	(71)
Energy Select Sector SPDR Fund	(454)	(26)
Financial Select Sector SPDR Fund	(1,161)	(25)
Health Care Select Sector SPDR Fund	(67)	(4)
Industrial Select Sector SPDR Fund	(376)	(19)
iShares China Large-Cap Fund	(1,219)	(38)
iShares iBoxx $ High Yield Corporate Bond ETF	(59)	(5)
iShares MSCI Australia Fund	(3,496)	(62)
iShares MSCI Brazil Capped Fund	(4,705)	(95)
iShares MSCI Chile Capped Fund	(630)	(21)
iShares MSCI EAFE Fund	(366)	(20)
iShares MSCI Emerging Markets Fund	(2,798)	(86)
iShares MSCI South Korea Capped Fund	(505)	(24)
iShares MSCI Taiwan ETF	(1,350)	(17)
iShares Russell 2000 Growth Fund	(146)	(18)
iShares Russell 2000 Index Fund	(470)	(48)

See accompanying notes
29

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
iShares Russell 2000 Value Index Fund	(591)	$(51)
Market Vectors Agribusiness Fund	(454)	(20)
Materials Select Sector SPDR Fund	(164)	(6)
PowerShares Emerging Markets Sovereign Debt ETF	(118)	(3)
SPDR S&P 500 ETF Trust	(319)	(62)
SPDR S&P Emerging Markets SmallCap ETF	(836)	(29)
SPDR S&P Telecom Fund	(268)	(13)
Technology Select Sector SPDR Fund	(756)	(31)
Utilities Select Sector SPDR Fund	(538)	(24)
Vanguard FTSE Emerging Markets Fund	(958)	(30)

Total EXCHANGE TRADED INSTRUMENTS (Proceeds $(1,001))		(957)

TOTAL SECURITIES SOLD SHORT (Proceeds $(5,449))		(5,219)

Total Investments in Securites (excludes securities sold short) - 92.87% (Cost $15,496)		14,990
Total Securities Sold Short - (32.33)% (Proceeds $(5,449))		(5,219)
OTHER ASSETS, NET OF LIABILITIES - 39.46%		6,370

TOTAL NET ASSETS - 100.00%		$16,141

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $366 or 2.27% of net assets.
C	ADR - American Depositary Receipt.
D	Non-voting participating shares.
E	PLC - Public Limited Company.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $27 or 0.17% of net assets. The Fund has no right to demand registration of these securities.
G	LP - Limited Partnership.
H	LLC - Limited Liability Company.
I	MLP - Master Limited Partnership.
J	REIT - Real Estate Investment Trust.
K	Warrant.
L	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
M	Amount is less than $500.

Total Return Swaps Open on January 31, 2016:

Pay/Receive Floating Rate	Description	Reference Entity	Counterparty	Floating Rate	Expiration Date	Reference Quantity	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive	1-Day HKD-HONIX	China Eastern Airlines Corp. Ltd.	MSC	0.490%	7/24/2016	16,868	$61,370	$(242)
Pay	1-Month GBP-LIBOR	Wizz Air Holdings, PLC	MSC	1.010%	1/16/2017	1,493	29,775	(2,006)
Pay	1-Month EUR-EURIB	Ryanair Holdings, PLC	MSC	0.300%	4/10/2017	879	11,033	213
Pay	1-Day USD-FEDEF	NVR, Inc.	MSC	0.880%	5/22/2017	62	95,895	6,467
Receive	1-Day HKD-HONIX	China Southern Airlines Co. Ltd.	MSC	0.490%	7/10/2017	93,286	479,667	5,538
Pay	1-Month EUR-EURIB	Safran S.A.	MSC	0.300%	7/21/2017	275	16,108	323
Pay	1-Month EUR-EURIB	Accor S.A.	MSC	0.300%	7/24/2017	332	11,178	478
Pay	1-Day USD-FEDEF	Alaska Air Group, Inc.	MSC	0.880%	7/24/2017	1,032	76,609	(3,956)
Pay	1-Day USD-FEDEF	Brunswick Corp	MSC	0.880%	7/24/2017	722	34,696	(5,925)
Pay	1-Month GBP-LIBOR	Rio Tinto, PLC	MSC	1.010%	7/24/2017	402	6,739	216
Pay	1-Day USD-FEDEF	Kroger Co	MSC	0.880%	7/24/2017	2,688	100,398	3,923
Pay	1-Day USD-FEDEF	Louisiana-Pacific Corp.	MSC	0.880%	7/24/2017	399	5,909	363
Pay	1-Day USD-FEDEF	Costco Wholesale Corp.	MSC	0.880%	7/24/2017	328	50,264	(696)

See accompanying notes
30

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

Pay/Receive Floating Rate	Description	Reference Entity	Counterparty	Floating Rate	Expiration Date	Reference Quantity	Notional Amount	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-EURIB	Moncler SpA	MSC	0.300%	7/24/2017	277	$3,724	$44
Pay	1-Month EUR-EURIB	Peugeot S.A.	MSC	0.300%	7/24/2017	494	7,448	(758)
Pay	1-Day USD-FEDEF	Constellation Brands, Inc.	MSC	0.880%	7/24/2017	697	91,461	14,818
Pay	1-Day USD-FEDEF	United Continental Holdings, Inc.	MSC	0.880%	7/24/2017	1,424	75,555	(6,804)
Receive	1-Day HKD-HONIX	Air China Ltd.	MSC	0.490%	7/24/2017	3,746	19,845	153
Receive	1-Day GBP-SONIA	Burberry Group, PLC	MSC	0.350%	7/24/2017	472	5,599	(59)
Receive	1-Day EUR-EONIA	Airbus Group SE	MSC	0.400%	8/21/2017	246	14,259	39
Receive	1-Day USD-FEDEF	Repsol S.A.	MSC	0.120%	10/5/2017	2,110	26,092	4,394
Pay	1-Day AUD-RBACR	Qantas Airways Ltd.	MSC	1.500%	1/11/2018	11,678	46,464	817
Pay	1-Day EUR-EOINA	Accor S.A.	MSC	0.550%	10/2/2115	1,636	66,768	(10,300)
Receive	1-Day EUR-EONIA	Finecobank Banca Fineco SpA	MSC	0.750%	10/2/2115	5,382	34,657	3,909
Receive	1-Day EUR-EONIA	Casino Guichard Perrachon S.A.	MSC	4.820%	10/2/2115	98	3,944	(157)
Receive	1-Day EUR-EONIA	Metropole Television S.A.	MSC	0.400%	10/2/2115	335	5,639	774
Receive	1-Day EUR-EONIA	Societe Television Francaise 1	MSC	0.400%	10/2/2115	293	3,087	63
Receive	1-Day GBP-SONIA	J Sainsbury, PLC	MSC	0.350%	10/2/2115	2,474	6,309	350
Receive	1-Day GBP-SONIA	Relx, PLC	MSC	0.350%	10/2/2115	166	1,924	(169)
Receive	1-Day EUR-EONIA	Distribuidora Internacional De Alimentacion S.A.	MSC	0.500%	10/2/2115	1,242	6,751	658
Receive	1-Day BRL-FEDEF	Cielo S.A.	MSC	1.120%	10/2/2115	80	2,755	11
Receive	1-Day GBP-SONIA	Pets At Home Group, PLC	MSC	0.590%	10/2/2115	649	1,699	45
Receive	1-Day GBP-SONIA	Zoopla Property Group, PLC	MSC	12.130%	10/2/2115	400	842	(21)
Receive	1-Day TWD-FEDEF	China Steel Corp.	MSC	1.870%	10/5/2115	14,383	271,765	494
Receive	1-Day HKD-HONIX	Hong Kong & China Gas Co. Ltd.	MSC	0.490%	10/5/2115	1,000	14,777	149
Receive	1-Day TWD-FEDEF	Formosa Petrochemical Corp.	MSC	0.500%	10/5/2115	2,000	153,704	(309)
Receive	1-Day HKD-HONIX	HK Electric Investments & HK Electric Investments Ltd.	MSC	3.990%	10/5/2115	2,000	11,031	(145)
Receive	1-Day HKD-HONIX	Dongfeng Motor Group Co. Ltd.	MSC	0.490%	11/13/2115	2,708	28,451	482
Receive	1-Day GBP-SONIA	Ted Baker, PLC	MSC	0.350%	11/25/2115	22	719	(81)
Receive	1-Day EUR-EONIA	Ses S.A.	MSC	0.500%	1/14/2116	126	3,083	55
Receive	1-Day EUR-EONIA	Eutelsat Communications S.A.	MSC	0.400%	1/14/2116	123	3,342	(346)

							$1,891,335	$12,964

Exchange Traded Fund Options on January 31, 2016:

Description	Expiration Date	Number of Contracts	Exercise Price	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Call - Market Vectors Semiconductor ETF	2/19/2016	2	$55.00	$6	$208	$(202)
Put - Financial Select Sector SPDR Fund	3/18/2016	113	21.00	5,311	3,440	1,871

				$5,317	$3,648	$1,669

Equity Options (Purchased) on January 31, 2016:

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Call - CBS Corp.	2/19/2016	13	USD	$55.00	$117	$1,793	$(1,676)
Call - CDK Global, Inc.	2/19/2016	1	USD	55.00	95	46	49
Call - Commscope Holding Co., Inc.	2/19/2016	4	USD	32.00	20	273	(253)
Call - Dunkin’ Brands Group, Inc.	2/19/2016	4	USD	42.50	140	425	(285)
Call - Ellie Mae, Inc.	2/19/2016	2	USD	70.00	740	466	274
Call - Melco Crown Entertainment Ltd.	2/19/2016	7	USD	16.00	420	447	(27)
Call - Ocado Group, PLC	2/19/2016	1	GBP	3.50	—	471	(471)
Call - Red Hat, Inc.	2/19/2016	3	USD	72.50	285	444	(159)
Call - Tile Shop Holdings, Inc.	2/19/2016	9	USD	20.00	45	426	(381)
Put - Apple, Inc.	2/19/2016	3	USD	115.00	5,580	2,490	3,090
Put - Corning, Inc.	2/19/2016	24	USD	17.00	240	1,625	(1,385)
Call - Dunkin’ Brands Group, Inc.	3/18/2016	5	USD	45.00	150	686	(536)
Call - Dunkin’ Brands Group, Inc.	3/18/2016	2	USD	42.50	120	201	(81)

See accompanying notes
31

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Call - Royal Caribbean Cruises Ltd.	3/18/2016	2	USD	$85.00	$640	$740	$(100)
Call - OSI Systems, Inc.	4/15/2016	1	USD	105.00	45	157	(112)
Call - OSI Systems, Inc.	4/15/2016	1	USD	110.00	5	96	(91)
Call - SodaStream International Ltd.	4/15/2016	2	USD	15.00	190	112	78
Call - SodaStream International Ltd.	4/15/2016	5	USD	13.00	950	587	363
Put - Kroger Co.	4/15/2016	1	USD	35.00	70	153	(83)
Call - Koninklijke Ahold NV	12/16/2016	5	EUR	22.00	607	310	297
Call – Proctor & Gamble Co.	1/20/2017	7	USD	97.50	280	197	83
Call – Proctor & Gamble Co.	1/20/2017	6	USD	90.00	882	338	544
Call - Koninklijke Ahold NV	6/16/2017	3	EUR	22.00	474	420	54
Call - Koninklijke Ahold NV	12/15/2017	3	EUR	22.00	575	308	267

					$12,670	$13,211	$(541)

Equity Options (Written) on January 31, 2016:

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Call - Royal Caribbean Cruises Ltd.	3/18/2016	1	USD	$95.00	$(84)	$(133)	$49

					$(84)	$(133)	$49

Forward Currency Contracts Open on January 31, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BUY	GBP	9,205	4/20/2016	MSC	$22	$—	$22
BUY	EUR	9,830	4/20/2016	MSC	14	—	14
BUY	GBP	4,628	4/20/2016	MSC	—	(9)	(9)
BUY	CHF	20,006	4/20/2016	MSC	—	(146)	(146)
BUY	CAD	11,451	2/29/2016	MSC	—	(31)	(31)
BUY	NOK	8,139	2/29/2016	MSC	217	—	217
BUY	EUR	28,444	2/29/2016	MSC	—	(211)	(211)
BUY	CHF	7,872	2/29/2016	MSC	—	(288)	(288)
BUY	EUR	7,422	2/29/2016	MSC	—	(46)	(46)
BUY	EUR	19,687	2/29/2016	MSC	—	(227)	(227)
BUY	EUR	15,385	2/29/2016	MSC	—	(190)	(190)
BUY	EUR	11,766	2/29/2016	MSC	—	(40)	(40)
BUY	SEK	11,046	2/29/2016	MSC	—	(126)	(126)
BUY	CAD	5,672	2/29/2016	MSC	—	(154)	(154)
BUY	EUR	19,910	2/29/2016	MSC	115	—	115
BUY	NOK	7,768	2/29/2016	MSC	202	—	202
BUY	EUR	38,829	2/29/2016	MSC	—	(273)	(273)
BUY	CAD	10,348	2/29/2016	MSC	65	—	65
BUY	JPY	17,032	2/29/2016	MSC	—	(503)	(503)
BUY	CHF	7,430	2/29/2016	MSC	—	(117)	(117)
BUY	EUR	59,514	2/29/2016	MSC	12	—	12
BUY	CAD	8,794	2/29/2016	MSC	—	(116)	(116)
BUY	CAD	39,044	2/29/2016	MSC	—	(661)	(661)
BUY	CAD	6,140	2/29/2016	MSC	—	(122)	(122)
BUY	EUR	18,022	2/29/2016	MSC	—	(340)	(340)
BUY	CAD	5,332	2/29/2016	MSC	—	(110)	(110)
BUY	EUR	9,215	2/29/2016	MSC	—	(156)	(156)
BUY	CAD	6,346	2/29/2016	MSC	—	(131)	(131)
BUY	GBP	5,237	2/29/2016	MSC	—	(342)	(342)
BUY	CAD	85,239	2/29/2016	MSC	—	(2,635)	(2,635)
SELL	GBP	140,325	4/20/2016	MSC	—	(717)	(717)
SELL	EUR	146,167	4/20/2016	MSC	1,086	—	1,086
SELL	CHF	17,577	4/20/2016	MSC	381	—	381
SELL	CNH	26,366	1/20/2017	MSC	—	(192)	(192)

See accompanying notes
32

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

January 31, 2016

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SELL	GBP	7,304	4/20/2016	MSC	$19	$—	$19
SELL	CNH	1,465	1/20/2017	MSC	2	—	2
SELL	EUR	11,606	4/20/2016	MSC	—	—	— *
SELL	EUR	4,929	4/20/2016	MSC	43	—	43
SELL	CAD	5,618	2/29/2016	MSC	—	(194)	(194)
SELL	EUR	6,744	2/29/2016	MSC	15	—	15
SELL	CHF	7,787	2/29/2016	MSC	136	—	136
SELL	EUR	15,840	2/29/2016	MSC	—	(128)	(128)
SELL	CAD	3,997	2/3/2016	MSC	10	—	10
SELL	EUR	9,108	2/29/2016	MSC	3	—	3
SELL	CAD	16,497	2/29/2016	MSC	—	(426)	(426)
SELL	NOK	15,907	2/29/2016	MSC	—	(358)	(358)
SELL	JPY	17,032	2/29/2016	MSC	115	—	115
SELL	EUR	22,458	2/29/2016	MSC	198	—	198
SELL	EUR	201,494	2/29/2016	MSC	2,301	—	2,301
SELL	CAD	7,671	2/29/2016	MSC	—	(144)	(144)
SELL	EUR	6,217	2/29/2016	MSC	2	—	2
SELL	CHF	7,515	2/29/2016	MSC	49	—	49

					$5,007	$(9,133)	$(4,126)

*	Amount is less than $500.

Glossary:

Counterparty Abbreviations:
MSC	Morgan Stanley & Co. Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar
BRL	Brazilian Real	TWD	Taiwanese Dollar
EUR	Euro Currency	USD	United States Dollar
GBP	Pound Sterling	HKD	Hong Kong Dollar

Other Abbreviations:
EONIA	Euro OverNight Index Average	LIBOR	London Interbank Offered Rate
ETF	Exchange-Traded Fund	MSCI	Morgan Stanley Capital International
EURIB	Euro Interbank Offered Rate	RBACR	Reserve Bank of Australia Overnight Rate
FEDEF	Effective Federal Funds Rate	SONIA	Sterling OverNight Index Average
HONIX	Hong Kong Dollar OverNight Index Average	SPDR	Standard & Poor’s Depositary Receipt

See accompanying notes
33

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2016

	Shares	Fair Value
		(000’s)
Argentina - 1.90%
Common Stocks - (Cost $148)
MercadoLibre, Inc.	1,458	$143

Australia - 2.02%
Common Stocks - (Cost $183)
MYOB Group Ltd. A C	67,883	152

Brazil - 2.17%
Common Stocks - (Cost $213)
AMBEV S.A., ADR B	34,967	163

Denmark - 4.32%
Common Stocks - (Cost $236)
Novo Nordisk A.S., Class B C	5,813	325

France - 4.47%
Common Stocks - (Cost $340)
Danone S.A.C	4,872	336

Germany - 3.93%
Common Stocks - (Cost $262)
SAP AG, Sponsored ADR B	3,714	296

Hong Kong/China - 10.95%
Common Stocks - (Cost $787)
AIA Group Ltd.C	51,414	288
Alibaba Group Holding Ltd., ADRA B	2,044	137
Shandong Weigao Group Medical Co., Ltd. H C	154,403	98
Tencent Holdings Ltd.C	15,881	301

Total Hong Kong/China		824

India - 3.02%
Common Stocks - (Cost $219)
HDFC Bank Ltd., ADR B	3,759	227

Mexico - 2.09%
Common Stocks - (Cost $159)
Fomento Economico Mexicano, S.A.B. de C.V., Series B, Sponsored ADR B	1,655	157

Netherlands - 2.92%
Common Stocks - (Cost $284)
Core Laboratories N.V.	2,240	220

South Africa - 2.26%
Common Stocks - (Cost $193)
Shoprite Holdings Ltd. C	18,440	170

	Shares	Fair Value
		(000’s)
South Korea - 3.40%
Common Stocks - (Cost $236)
Amorepacific Corp.C	343	$117
LG Household & Health Care Ltd C.	167	139

Total South Korea		256

Switzerland - 3.19%
Common Stocks - (Cost $223)
Nestle S.A., Reg SC D	3,253	240

United Kingdom - 6.26%
Common Stocks - (Cost $482)
Aon PLCE	2,456	216
ARM Holdings PLCC E	17,787	255

Total United Kingdom		471

United States - 44.48%
Common Stocks - (Cost $2,798)
Alphabet, Inc., Class CA	305	227
Amazon.com, Inc.A	368	216
Amgen, Inc.	1,876	286
Colgate-Palmolive Co.	3,913	264
Equinix, Inc.F	707	220
IHS, Inc., Class AA	1,378	144
Kansas City Southern	2,651	188
LinkedIn Corp., Class AA	749	148
Lowe’s Cos., Inc.	3,058	219
Mondelez International, Inc., Class A	5,267	227
priceline.com, Inc.A	224	239
Regeneron Pharmaceuticals, Inc.A	342	144
Salesforce.com, Inc.A	2,011	137
Schlumberger Ltd.	3,390	245
Starbucks Corp.	2,435	148
Visa, Inc., Class A	3,959	295

Total United States		3,347

SHORT-TERM INVESTMENTS - 3.32% (Cost $250)
JPMorgan U.S. Government Money Market Fund, Capital Class	250,229	250

TOTAL INVESTMENTS - 100.70% (Cost $7,013)		7,577
LIABILITIES, NET OF OTHER ASSETS - (0.70)%		(53)

TOTAL NET ASSETS - 100.00%		$7,524

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,421 or 32.18% of net assets.
D	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
E	PLC - Public Limited Company.
F	REIT - Real Estate Investment Trust.

See accompanying notes
34

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2016

Futures Contracts Open on January 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Emerging Markets March Futures	Long	1	March 2016	$37,390	$863
Mini MSCI EAFE March Futures	Long	1	March 2016	80,080	(357)
S&P 500 Mini E Index March Futures	Long	1	March 2016	96,505	(235)

				$213,975	$271

See accompanying notes
35

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2016 (in thousands, except share and per share amounts)

	Acadian Emerging Markets Managed Volatility Fund	Grosvenor Long/Short Fund	SGA Global Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A	$70,521	$14,990	$7,577
Purchased options outstanding (premiums paid $17)	—	18	—
Foreign currency, at fair value B	76	—	—
Cash	—	1,320	—
Swap premiums paid	—	1	—
Cash with brokers	155	5,386	15
Dividends and interest receivable	81	5	5
Receivable for investments sold	—	629	50
Receivable for fund shares sold	109	—	9
Receivable for tax reclaims	—	—	4
Receivable for expense reimbursement (Note 2)	24	126	13
Unrealized appreciation from swap agreements	—	45	—
Unrealized appreciation from foreign currency contracts	—	5	—
Prepaid expenses	27	46	21

Total assets	70,993	22,571	7,694

Liabilities:
Payable for investments purchased	—	665	125
Payable for fund shares redeemed	103	—	—
Payable for variation margin from open futures contracts	7	—	—
Overdraft payable	—	389	—
Payable for securities sold short, at value C	—	5,219	—
Written options, at fair value (premiums received $-)	—	— *	—
Dividends payable	—	4	—
Management and investment advisory fees payable	38	22	3
Administrative service and service fees payable	21	4	2
Transfer agent fees payable	1	4	—
Custody and fund accounting fees payable	11	24	2
Professional fees payable	53	55	33
Payable for prospectus and shareholder reports	5	2	2
Unrealized depreciation from swap agreements	—	32	—
Unrealized depreciation from foreign currency contracts	—	9	—
Other liabilities	1	1	3

Total liabilities	240	6,430	170

Net Assets	$70,753	$16,141	$7,524

Analysis of Net Assets:
Paid-in-capital	81,196	16,494	6,790
Undistributed (or overdistribution of) net investment income	(37)	(10)	1
Accumulated net realized gain (loss)	(2,644)	(97)	170
Unrealized appreciation (depreciation) of investments	(3,737)	(464)	740
Unrealized (depreciation) of currency transactions	(4,018)	(6)	(177)
Unrealized (depreciation) of futures contracts	(7)	—	—
Unrealized appreciation of swap agreements	—	13	—
Unrealized appreciation of option contracts	—	1	—
Unrealized appreciation of short sales	—	210	—

Net assets	$70,753	$16,141	$7,524

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	4,825,406	1,541,571	451,133

Y Class	3,008,515	16,986	9,277

Investor Class	472,817	48,773	30,863

A Class	88,785	25,833	25,288

C Class	78,308	15,000	30,622

See accompanying notes
36

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2016 (in thousands, except share and per share amounts)

	Acadian Emerging Markets Managed Volatility Fund	Grosvenor Long/Short Fund	SGA Global Growth Fund
Net assets (not in thousands):
Institutional Class	$40,335,580	$15,098,172	$6,219,477

Y Class	$25,098,823	$166,300	$127,585

Investor Class	$3,933,437	$477,097	$421,630

A Class	$740,272	$252,710	$345,107

C Class	$644,704	$146,348	$410,332

Net asset value, offering and redemption price per share:
Institutional Class	$8.36	$9.79	$13.79

Y Class	$8.34	$9.79	$13.75

Investor Class	$8.32	$9.78	$13.66

A Class	$8.34	$9.78	$13.65

A Class (offering price)	$8.85	$10.38	$14.48

C Class	$8.23	$9.76	$13.40

A Cost of investments in unaffiliated securities	$78,278	$15,496	$7,013
B Cost of foreign currency	$74	$—	$—
C Proceeds of securities sold short	$—	$5,449	$—

*Amount is less than $500.

See accompanying notes
37

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2016 (in thousands)

	Acadian Emerging Markets Managed Volatility Fund	Grosvenor Long/Short Fund *	SGA Global Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$1,122	$53	$89
Interest income	1	—	—
Other Income	—	33	—

Total investment income	1,123	86	89

Expenses:
Management and investment advisory fees (Note 2)	256	83	35
Administrative service fees (Note 2):
Institutional Class	51	15	18
Y Class	39	—	1
Investor Class	15	—	1
A Class	5	—	1
C Class	2	—	1
Transfer agent fees:
Institutional Class	3	2	2
Y Class	1	2	—
Investor Class	2	2	1
A Class	—	2	—
C Class	—	2	—
Custody and fund accounting fees	95	24	24
Professional fees	71	349	33
Registration fees and expenses	63	28	59
Service fees (Note 2):
Y Class	13	—	—
Investor Class	12	—	1
A Class	3	—	—
C Class	1	—	1
Distribution fees (Note 2):
A Class	5	—	1
C Class	8	1	4
Prospectus and shareholder report expenses	20	23	6
Trustee fees	2	—	—
Prime broker fees	—	56	—
Dividends on securities sold short	—	42	—
Other expenses	10	6	8

Total expenses	677	637	197

Net fees waived and expenses reimbursed (Note 2)	(120)	(426)	(118)

Net expenses	557	211	79

Net investment income (loss)	566	(125)	10

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from: B
Investments	(413)	12	313
Foreign currency transactions	(1,516)	16	(90)
Futures contracts	(506)	—	(30)
Swap agreements	—	7	—
Options contracts	—	(18)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(5,108)	(464)	69
Foreign currency transactions	(2,579)	(6)	(28)
Futures contracts	3	—	1
Swap agreements	—	13	—
Options contracts	—	1	—
Short sales	—	210	—

Net gain (loss) from investments	(10,119)	(229)	235

Net increase (decrease) in net assets resulting from operations	$(9,553)	$(354)	$245

A Foreign taxes	$152	$—	$6
B Net of foreign withholding taxes on capital gains	—	1	1
* Commencement of operations, October 1, 2015 through January 31, 2016.

See accompanying notes
38

American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Acadian Emerging Markets Managed Volatility Fund		Grosvenor Long/Short Fund	SGA Global Growth Fund
	Year Ended January 31, 2016	Year Ended January 31, 2015	From October 1A to January 31, 2016	Year Ended January 31, 2016	Year Ended January 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$566	$228	$(125)	$10	$18
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, swap agreements, and options contracts	(2,435)	(77)	17	193	237
Change in net unrealized appreciation (depreciation) of investments, foreign currency transactions, futures contracts, swap agreements, options contracts, and short sales	(7,684)	451	(246)	42	75

Net increase (decrease) in net assets resulting from operations	(9,553)	602	(354)	245	330

Distributions to Shareholders:
Net investment income:
Institutional Class	(390)	(151)	—	(7)	(13)
Y Class	(218)	(49)	—	—	—
Investor Class	(27)	(52)	—	(1)	—
A Class	(2)	(39)	—	—	(1)
C Class	—	(5)	—	—	(1)
Net realized gain from investments:
Institutional Class	—	—	—	(87)	(140)
Y Class	—	—	—	(2)	(3)
Investor Class	—	—	—	(14)	(3)
A Class	—	—	—	(4)	(12)
C Class	—	—	—	(6)	(10)
Return of Capital:
Institutional Class	(16)	—	—	—	—
Y Class	(9)	—	—	—	—
Investor Class	(1)	—	—	—	—
A Class	—	—	—	—	—
C Class	—	—	—	—	—

Net distributions to shareholders	(663)	(296)	—	(121)	(183)

Capital Share Transactions:
Proceeds from sales of shares	79,785	14,431	6,495	2,216	507
Reinvestment of dividends and distributions	662	294	—	121	179
Cost of shares redeemed	(25,612)	(1,384)	—	(1,099)	(93)

Net increase in net assets from capital share transactions	54,835	13,341	6,495	1,238	593

Net increase in net assets	44,619	13,647	6,141	1,362	740

Net Assets:
Beginning of period	26,134	12,487	10,000	6,162	5,422

End of Period *	$70,753	$26,134	$16,141	$7,524	$6,162

*Includes undistributed (or overdistribution of) net investment income	$(37)	$(32)	$(10)	$1	$3

A Commencement of operations.

See accompanying notes
39

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

1. Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2016, the Trust consists of twenty-four active series, three of which are presented in this filing (collectively the “Funds” and each individually a “Fund”): American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian Fund”), the American Beacon Grosvenor Long/Short Fund (“Grosvenor Fund”), and the American Beacon SGA Global Growth Fund (“SGA Fund”). The remaining twenty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

October 1, 2015 is the inception date for all classes of the American Beacon Grosvenor Long/Short Fund.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administration fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired to direct investment activities of the Funds. Management fees paid by the Funds during the periods ended January 31, 2016 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Acadian Fund	0.68%	$256	$238	$18
Grosvenor Fund	1.56%	83	80	3
SGA Fund	0.49%	35	32	3

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Notes to Financial Statements

January 31, 2016

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives management and administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the periods ended January 31, 2016, the Funds did not invest in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended January 31, 2016, Acadian Fund borrowed on average $1,626,626 for seven days at an average rate of 0.74% with interest charges of $232 and the SGA Fund borrowed on average $145,622 for three days at an average rate of 0.96% with interest charges of $11. This amount is recorded within “Other expenses” on the accompanying Statements of Operations.

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Notes to Financial Statements

January 31, 2016

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Fund’s expense cap. During the periods ended January 31, 2016, the Manager reimbursed expenses as follows:

		Expense Caps
Fund	Class	2/1/15- 9/30/15	10/1/15- 1/31/16	Reimbursed Expenses	Expiration of Reimbursements
Acadian Fund	Institutional	1.35%	1.35%	$57,443	2019
Acadian Fund	Y	1.45%	1.45%	41,275	2019
Acadian Fund	Investor	1.73%	1.73%	12,275	2019
Acadian Fund	A	1.75%	1.75%	6,400	2019
Acadian Fund	C	2.50%	2.50%	2,933	2019
Grosvenor Fund	Institutional	N/A	2.10%	398,423	2019
Grosvenor Fund	Y	N/A	2.20%	5,730	2019
Grosvenor Fund	Investor	N/A	2.48%	8,928	2019
Grosvenor Fund	A	N/A	2.50%	7,463	2019
Grosvenor Fund	C	N/A	3.25%	5,526	2019
SGA Fund	Institutional	0.98%	0.98%	96,663	2019
SGA Fund	Y	1.08%	1.08%	2,635	2019
SGA Fund	Investor	1.36%	1.36%	7,796	2019
SGA Fund	A	1.38%	1.38%	4,217	2019
SGA Fund	C	2.13%	2.13%	7,057	2019

Of these amounts, $24,015, $126,001, and $13,436 were receivable from the Manager to the Acadian, Grosvenor, and SGA Funds, respectively, at January 31, 2016. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the periods ended January 31, 2016, the Funds did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Acadian Fund	$—	$118,179	2017
Acadian Fund	—	169,517	2018
SGA Fund	—	79,392	2017
SGA Fund	—	170,369	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the periods ended January 31, 2016, Foreside collected $774, $73, and $574 for Acadian, Grosvenor, and SGA Funds, respectively from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the periods ended January 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the

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Notes to Financial Statements

January 31, 2016

original purchase price or the value of the redemption of the Class C Shares redeemed. During the periods ended January 31, 2016, a CDSC fee of $270 was collected for the Acadian Fund for Class C shares.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the margin disclosed on the Statements of Assets and Liabilities.

Debt securities are normally valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the earlier close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the close of the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements

January 31, 2016

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of January 31, 2016, the investments were classified as described below (in thousands):

Acadian Fund*	Level 1	Level 2	Level 3	Total
Foreign Common Stocks	$14,679	$53,756	$—	$68,435
Foreign Preferred Stocks	135	50	—	185
Domestic Common Stocks	94	—	—	94
Short-Term Investments – Money Market Funds	1,807	—	—	1,807

Total Investments in Securities	$16,715	$53,806	$—	$70,521

Financial Derivative Instruments
Futures Contracts	$(7)	$—	$—	$(7)

Grosvenor Fund*	Level 1		Level 2	Level 3	Total
Assets
Common Stocks	$11,499		$698	$—	$12,197
Warrants	—	(1)	—	—	—	(1)
Convertible Obligations	—		7	—	7
Short-Term Investments – Money Market Funds	2,786		—	—	2,786

Total Investments in Securities - Assets	$14,285		$705	$—	$14,990

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Notes to Financial Statements

January 31, 2016

Liabilities
Common Stocks (Sold Short)	$(3,930)	$(332)	$—	$(4,262)
Exchange Traded Instruments	(957)	—	—	(957)

Total Investments in Securities - Liabilities	(4,887)	(332)	—	(5,219)

Total Investments in Securities	$9,398	$373	$—	$9,771

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$5	$—	$5
Purchased Options	1	—	—	1
Total Return Swaps	—	45	—	45

Total Financial Derivative Instruments - Assets	$1	$50	$—	$51

Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(9)	$—	$(9)
Written Options	— (1)	—	—	— (1)
Total Return Swaps	—	(32)	—	(32)

Total Financial Derivative Instruments - Liabilities	$—	$(41)	$—	$(41)

SGA Fund*	Level 1	Level 2	Level 3	Total
Foreign Common Stocks	$1,559	$2,421	$—	$3,980
Domestic Common Stocks	3,347	—	—	3,347
Short-Term Investments – Money Market Funds	250	—	—	250

Total Investments in Securities	$5,156	$2,421	$—	$7,577

Financial Derivative Instruments-Assets
Futures Contracts	$1	$—	$—	$1
Financial Derivative Instruments-Liabilities
Futures Contracts	$(1)	$—	$—	$(1)

*	Refer to the Schedules of Investments for country information.
(1)	Amount is less than $500.

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the periods ended January 31, 2016, Acadian transferred preferred stock with a value of $50 and common stock with a value of $53,756, Grosvenor transferred common stock with a value of $366, and SGA transferred common stock with a value of $2,421 from Level 1 to Level 2 as of the end of period in accordance with fair value procedures established by the Board (in thousands). These transfers into Level 2 were due to an assessment in the current year that adjustments should be applied to certain securities due to significant movement in the market.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of

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Notes to Financial Statements

January 31, 2016

discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Acadian Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or

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Notes to Financial Statements

January 31, 2016

liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer, but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an

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Notes to Financial Statements

January 31, 2016

acceptable price. There is no specific limit on the percentage of assets the Funds may invest in rights and warrants.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of January 31, 2016, short positions were held by the Grosvenor Fund.

Master Agreements

The Grosvenor Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

Options Contracts

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Notes to Financial Statements

January 31, 2016

The Grosvenor Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies they own or in which they may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as “Written Options, at fair value” on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Grosvenor Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options

For the periods ended January 31, 2016, the Grosvenor Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

The option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end (in thousands).

Average Purchased Option Notional Amounts Outstanding
Fund	Period ended January 31, 2016
Grosvenor Fund (1)	$24,900

Average Written Option Notional Amounts Outstanding
Fund	Period ended January 31, 2016
Grosvenor Fund (1)	$150

(1)	Averages presented are representative of the inception date to period end.

Forward Foreign Currency Contracts

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Notes to Financial Statements

January 31, 2016

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the period ended January 31, 2016, the Grosvenor Fund entered into foreign currency exchange contracts primarily for speculative purposes.

The foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

Average Forward Foreign Currency Notional Amount Outstanding during the period ended January 31, 2016
Fund	Purchased Contracts	Sold Contracts
Grosvenor Fund (1)	$275,909	$532,426

Total Return Swap Agreements

The Grosvenor Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end (in thousands).

Average Total Return Swap Notional Amounts Outstanding
Fund	Period ended January 31, 2016
Grosvenor Fund (1)	$1,757,841

(1)	Averages presented are representative of the inception date to period end.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities.

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Notes to Financial Statements

January 31, 2016

Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the periods ended January 31, 2016, the Acadian and SGA Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end (in thousands).

Average Futures Contracts Outstanding
Fund	Year Ended January 31, 2016
Acadian Fund	27
SGA Fund	4

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1):

Fair Values of financial derivative instruments on the Statements of Assets and Liabilities not accounted for as hedging instruments as of January 31, 2016:

Assets	Derivative	Acadian Fund	Grosvenor Fund		SGA Fund
Unrealized appreciation from foreign currency contracts	Foreign Exchange Contracts	$—	$5		$—
Unrealized appreciation from swap agreements	Total Return Contracts	—	45		—
Purchased options outstanding	Equity Contracts	—	18		—
Receivable for variation margin from open futures contracts(2)	Equity Index	—	—		1

Liabilities	Derivative	Acadian Fund	Grosvenor Fund		SGA Fund
Unrealized depreciation from foreign currency contracts	Foreign Exchange Contracts	$—	$9		$—
Unrealized depreciation from swap agreements	Total Return Contracts	—	32		—
Written options outstanding	Equity Contracts	—	—	(3)	—
Payable for variation margin from open futures contracts(2)	Equity Index	7	—		1

The effect of financial derivative instruments on the Statements of Operations not accounted for as hedging instruments for the periods ended January 31, 2016:

Statements of Operations	Derivative	Acadian Fund	Grosvenor Fund	SGA Fund
Net realized gain (loss) from futures contracts	Equity Index	$(506)	$—	$(30)
Net realized gain (loss) from swap agreements	Total Return Contracts	—	7	—
Net realized gain (loss) from options contracts	Equity Contracts	—	(18)	—
Net realized gain (loss) from foreign currency transactions	Foreign Exchange Contracts	—	8	—

Statements of Operations	Derivative	Acadian Fund	Grosvenor Fund	SGA Fund
Change in net unrealized appreciation (depreciation) of futures contracts	Equity Index	$2	$—	$1
Change in net unrealized appreciation (depreciation) of swap agreements	Total Return Contracts	—	13	—
Change in net unrealized appreciation (depreciation) of options contracts	Equity Contracts	—	1	—
Change in net unrealized appreciation (depreciation) of foreign currency transactions	Foreign Exchange Contracts	—	(4)	—

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

(1)	See Note 6 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Amount is less than $500.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Funds are required to liquidate all or a portion of its investments quickly, the Funds may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. In addition, the value of emerging and frontier market fixed income securities may be particularly sensitive to interest rate changes.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

production costs and competitive conditions within an industry. The values of equity securities for companies operating in emerging markets may also be affected by political uncertainty, limited liquidity, and other volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers for futures contracts.” Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of January 31, 2016 (in thousands).

Acadian Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(1)	$(7)	$—	$(7)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of January 31, 2016:

	Net amount of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$(7)	$—	$—	$(7)

Grosvenor Fund

Offsetting of Financial Assets and Derivative Assets as of January 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Swap Agreements	$45	$—	$45
Purchased Options Outstanding	18	—	18
Forward Currency Contracts	5	—	5

	$68	$—	$68

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2016:

Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Swap Agreements	$(32)		$—	$(32)
Written Options Outstanding	(—	)(2)	—	(—	)(2)
Forward Currency Contracts	(9)		—	(9)

	$(41)		$—	$(41)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2016:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Morgan Stanley & Co, Inc.	$27	$—	$—	$27

SGA Fund

Offsetting of Financial Assets and Derivative Assets as of January 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Futures Contract(1)	$1	$—	$1

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contract(1)	$(1)	$—	$(1)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of January 31, 2016:

	Net amount of Liabilities Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$—	(2)	$—	$—	$—	(2)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Amount is less than $500.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended September 30, 2012 and 2013 for the SGA Fund, the periods ended January 31, 2014, 2015, and 2016 for Acadian and SGA Funds, and the period ended January 31, 2016 for the Grosvenor Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Acadian Fund		Grosvenor Fund
Distributions paid from:	Year Ended January 31, 2016	Year Ended January 31, 2015	From Oct. 1 to January 31, 2016
Ordinary income*
Institutional Class	$390	$146	$—
Y Class	218	47	—
Investor Class	27	50	—
A Class	2	38	—
C Class	—	5	—
Long-term capital gains
Institutional Class	—	5	—
Y Class	—	2	—
Investor Class	—	2	—
A Class	—	1	—
C Class	—	—	—
Return of Capital
Institutional Class	16	—	—

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Y Class	9	—	—
Investor Class	1	—	—
A Class	—	—	—
C Class	—	—	—

Total distributions paid	$663	$296	$—

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

	SGA Fund
Distributions paid from:	Year ended January 31, 2016	Year ended January 31, 2015
Ordinary income*
Institutional Class	$6	$46
Y Class	—	1
Investor Class	1	1
A Class	—	3
C Class	—	4
Long-term capital gains
Institutional Class	88	106
Y Class	2	3
Investor Class	14	2
A Class	4	10
C Class	6	7

Total distributions paid	$121	$183

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2016, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

	Acadian Fund	Grosvenor Fund	SGA Fund
Cost basis of investments for federal income tax purposes	$78,331	$15,567	$7,041
Unrealized appreciation	1,228	348	939
Unrealized depreciation	(9,038)	(925)	(403)

Net unrealized appreciation (depreciation)	(7,810)	(577)	536
Undistributed ordinary income	—	32	—
Undistributed long-term capital gains	—	—	198
Accumulated capital and other losses	(2,633)	—	—
Other temporary differences	—	192	—

Distributable earnings (deficits)	$(10,443)	$(353)	$734

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and reclassifications of income from real estate investment securities and master limited partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, reclassifications of income from real estate investment securities and master limited partnerships, net operating losses used to offset short-term capital gains, and dividends that have been reclassified as of January 31, 2016 (in thousands):

	Acadian Fund	Grosvenor Fund	SGA Fund
Paid-in-capital	$(1)	$(1)	$—
Undistributed net investment income (loss)	66	115	(4)
Accumulated net realized gain (loss)	(65)	(114)	4
Unrealized appreciation (depreciation) of investments, futures contracts, and foreign currency contracts	—	—	—

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds are carried forward indefinitely and retain their character as short-term and/or long-term losses.

Losses incurred that will be carried forward under the provisions of RIC MOD for the periods ended January 31, 2016 are as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long-Term	Total
Acadian Fund	$1,187	$1,415	$2,602

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year January 31, 2016. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, January 31, 2016. For the periods ended January 31, 2016, the Acadian Fund deferred $31 of qualified late year ordinary losses to February 1, 2016 (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the periods ended January 31, 2016 were as follows (in thousands):

	Acadian Fund	Grosvenor Fund	SGA Fund
Purchases	$65,690	$32,136	$3,859
Sales and Maturities	13,198	13,596	2,653

9. Option Contracts Written

The premium amount and number of option contracts written by the Grosvenor Long/Short Fund during the year ended January 31, 2016 were as follows:

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at January 31, 2015	—	$—	$—
Options written	(7)	(700)	(931)
Options expired	6	600	798
Options exercised	—	—	—
Options closed	—	—	—

Outstanding at January 31, 2016	(1)	$(100)	$(133)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (shares and dollars in thousands):

For the Periods ended January 31, 2016

	Institutional Class		Y Class		Investor Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,701	$41,831	3,551	$34,027	329	$3,168
Reinvestment of dividends	46	406	26	226	3	28
Shares redeemed	(1,199)	(10,600)	(1,019)	(9,342)	(312)	(2,869)

Net increase in shares outstanding	3,548	$31,637	2,558	$24,911	20	$327

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

	A Class		C Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	36	$352	41	$407
Reinvestment of dividends	—	2	—	—
Shares redeemed	(263)	(2,592)	(24)	(209)

Net increase (decrease) in shares outstanding	(227)	$(2,238)	17	$198

	Institutional Class		Y Class		Investor Class
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	602	$6,027	2	$20	34	$338
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net increase in shares outstanding	602	$6,027	2	$20	34	$338

	A Class		C Class
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	11	$110	—	$—
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	11	$110	—	$—

	Institutional Class		Y Class		Investor Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	67	$917	8	$118	64	$937
Reinvestment of dividends	6	93	—	2	1	15
Shares redeemed	(2)	(33)	(8)	(118)	(42)	(612)

Net increase in shares outstanding	71	$977	—	$2	23	$340

	A Class		C Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	14	$194	4	$50
Reinvestment of dividends	—	5	—	6
Shares redeemed	(21)	(293)	(3)	(43)

Net increase (decrease) in shares outstanding	(7)	$(94)	1	$13

For the Year ended January 31, 2015

	Institutional Class		Y Class		Investor Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	240	$2,535	452	$4,832	344	$3,650
Reinvestment of dividends	15	151	5	49	5	52
Shares redeemed	(17)	(181)	(57)	(593)	(35)	(365)

Net increase in shares outstanding	238	$2,505	400	$4,288	314	$3,337

	A Class		C Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	271	$2,856	53	$558
Reinvestment of dividends	4	37	—	5
Shares redeemed	(17)	(173)	(7)	(72)

Net increase (decrease) in shares outstanding	258	$2,720	46	$491

American Beacon FundsSM

Notes to Financial Statements

January 31, 2016

	Institutional Class		Y Class		Investor Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11	$144	1	$13	—	$3
Reinvestment of dividends	11	151	—	4	—	3
Shares redeemed	(5)	(63)	—	(5)	—	(7)

Net increase in shares outstanding	17	$232	1	$12	—	$(1)

	A Class		C Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4	$59	21	$288
Reinvestment of dividends	1	13	1	8
Shares redeemed	—	(8)	(1)	(10)

Net increase (decrease) in shares outstanding	5	$64	21	$286

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended January 31,			September 27A to January 31, 2014		Year Ended January 31,			September 27A to January 31, 2014
	2016		2015			2016		2015
Net asset value, beginning of period	$10.24		$9.59	$10.00		$10.22		$9.59	$10.00

Income from investment operations:
Net investment income (loss)	0.04		0.13	0.02		0.14		0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	(1.84)		0.64	(0.42)		(1.94)		0.71	(0.41)

Total income (loss) from investment operations	(1.80)		0.77	(0.40)		(1.80)		0.75	(0.40)

Less distributions:
Dividends from net investment income	(0.08)		(0.12)	(0.01)		(0.08)		(0.12)	(0.01)
Distributions from net realized gains	—		—	—		—		—	—
Tax Return of Capital	(0.00	)F	—	—		(0.00	)F	—	—

Total distributions	(0.08)		(0.12)	(0.01)		(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interests F	—		—	—		—		—	—

Net asset value, end of period	$8.36		$10.24	$9.59		$8.34		$10.22	$9.59

Total return B	(17.58)%		8.04%	(4.05	)%C	(17.64)%		7.83%	(4.05	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$40,336		$13,080	$9,969		$25,099		$4,604	$489
Ratios to average net assets:
Expenses, before reimbursements	1.68%		2.26%	4.20	%D	1.77%		2.12%	6.19	%D
Expenses, net of reimbursements	1.35%		1.35%	1.35	%D	1.45%		1.45%	1.45	%D
Net investment income (loss), before expense reimbursements	1.16%		0.44%	(2.30	)%D	1.23%		0.01%	(4.30	)%D
Net investment income (loss), net of reimbursements	1.49%		1.35%	0.55	%D	1.55%		0.68%	0.44	%D
Portfolio turnover rate	35%		22%	9	%E	35%		22%	9	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate (not annualized) is for the period from September 27, 2013 through January 31, 2014.
F	Amount represents less than $0.01 per share.

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Year Ended January 31,			September 27 A to January 31, 2014		Year Ended January 31,			September 27A to January 31, 2014		Year Ended January 31,			September 27 A to January 31, 2014
2016		2015			2016		2015			2016		2015
$10.19		$9.58	$10.00		$10.18		$9.58	$10.00		$10.10		$9.55	$10.00

0.16		0.07	0.00	F	0.12		0.06	0.00	F	0.10		0.02	(0.01)
(1.98)		0.66	(0.41)		(1.94)		0.66	(0.41)		(1.97)		0.62	(0.43)

(1.82)		0.73	(0.41)		(1.82)		0.72	(0.41)		(1.87)		0.64	(0.44)

(0.05)		(0.12)	(0.01)		(0.02)		(0.12)	(0.01)		0.00		(0.09)	(0.01)
—		—	—		—		—	—		—		—	—
(0.00	)F	—	—		(0.00	)F	—	—		(0.00	)F	—	—

(0.05)		(0.12)	(0.01)		(0.02)		(0.12)	(0.01)		0.00		(0.09)	(0.01)

—		—	—		—		—	—		—		—	—

$8.32		$10.19	$9.58		$8.34		$10.18	$9.58		$8.23		$10.10	$9.55

(17.86)%		7.63%	(4.15	)%C	(17.90)%		7.53%	(4.15	)%C	(18.50)%		6.66%	(4.45	)%C

$3,933		$4,612	$1,326		$740		$3,215	$554		$645		$623	$149
1.98%		2.42%	5.46	%D	2.10%		2.49%	7.71	%D	2.87%		3.26%	10.04	%D
1.73%		1.73%	1.73	%D	1.75%		1.77%	1.85	%D	2.50%		2.52%	2.60	%D
1.30%		0.12%	(3.60	)%D	1.08%		0.09%	(5.92	)%D	0.40%		(0.90)%	(8.13	)%D
1.55%		0.81%	0.13	%D	1.43%		0.81%	(0.07	)%D	0.77%		(0.16)%	(0.68	)%D
35%		22%	9	%E	35%		22%	9	%E	35%		22%	9	%E

American Beacon Grosvenor Long/Short Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class		Y Class		Investor Class		A Class		C Class
	October 1A to January 31, 2016		October 1 A to January 31, 2016		October 1 A to January 31, 2016		October 1 A to January 31, 2016		October 1 A to January 31, 2016
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income from investment operations:
Net investment (loss)	(0.02)		(0.01)		(0.01)		(0.02)		(0.05)
Net gains (losses) on investments (both realized and unrealized)	(0.19)		(0.20)		(0.21)		(0.20)		(0.19)

Total income (loss) from investment operations	(0.21)		(0.21)		(0.22)		(0.22)		(0.24)

Less distributions:
Dividends from net investment income	—		—		—		—		—
Distributions from net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net asset value, end of period	$9.79		$9.79		$9.78		$9.78		$9.76

Total return B	(2.10	)% D	(2.10	)% D	(2.20	)% D	(2.20	)% D	(2.40	)% D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$15,098		$166		$477		$253		$147
Ratios to average net assets:
Expenses, before reimbursements	11.84	% C	14.92	% C	15.21	% C	14.66	% C	16.08	% C
Expenses, before reimbursements, excluding non-operating expenses	9.99	% C	13.09	% C	13.32	% C	12.80	% C	14.23	% C
Expenses, net of reimbursements	3.95	% C	4.03	% C	4.37	% C	4.36	% C	5.10	% C
Expenses, net of reimbursements and non-operating expenses	2.10	% C	2.20	% C	2.48	% C	2.50	% C	3.25	% C
Net investment (loss), before expense reimbursements	(10.23	)% C	(13.32	)% C	(13.54	)% C	(13.03	)% C	(14.48	)% C
Net investment (loss), net of reimbursements	(2.34	)% C	(2.43	)% C	(2.69	)% C	(2.74	)% C	(3.49	)% C
Portfolio turnover rate	77	% D	77	% D	77	% D	77	% D	77	% D

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Annualized.
D	Not annualized.

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American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year ended Jan. 31, 2016	Year Ended Jan. 31, 2015	Four Months Ended Jan. 31, 2014		Year Ended September 30,				Dec. 31E to Sept. 30, 2011
					2013		2012
Net asset value, beginning of period	$13.43	$13.05	$13.15		$12.04		$9.48		$10.00

Income from investment operations:
Net investment income (loss)	0.03	0.06	0.01		(0.04	)F	(0.05	)F	(0.04	)F
Net gains (losses) on investments (both realized and unrealized)	0.56	0.72	0.15		1.36		2.61		(0.48)

Total income (loss) from investment operations	0.59	0.78	0.16		1.32		2.56		(0.52)

Less distributions:
Dividends from net investment income	(0.02)	(0.03)	—		—		—		—
Distributions from net realized gains	(0.21)	(0.37)	(0.26)		(0.21)		—		—

Total distributions	(0.23)	(0.40)	(0.26)		(0.21)		—		—

Net asset value, end of period	$13.79	$13.43	$13.05		$13.15		$12.04		$9.48

Total return A	4.26%	5.98%	1.13	%B	11.21	%H	27.00	%H	(5.20	)%BH

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,219	$5,106	$4,738		$4		$2		$1
Ratios to average net assets:
Expenses, before reimbursements	2.62%	3.82%	5.28	%C	8.00%		12.02%		28.14	%C
Expenses, net of reimbursements	0.98%	0.98%	1.00	%C	1.75%		1.75%		1.74	%C
Net investment (loss), before expense reimbursements	(1.37)%	(2.41)%	(4.12	)%C	(6.56)%		(10.76)%		(26.92	)%C
Net investment income (loss), net of reimbursements	0.27%	0.42%	0.16	%C	(0.31)%		(0.49)%		(0.52	)%C
Portfolio turnover rate	39%	38%	15	%G	39%		41%		48%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Commencement of operations for the Predecessor Fund is December 31, 2010.
F	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
G	Portfolio turnover rate (not annualized) is for the period from October 1, 2013 through January 31, 2014.
H	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
I	Amounts represent less than $0.01 per share.

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class				Investor Class				A Class					C Class
Year ended Jan. 31, 2016	Year ended Jan. 31, 2015	Oct. 4 D to Jan. 31, 2014		Year ended Jan. 31, 2016	Year ended Jan. 31, 2015	Oct. 4 D to Jan. 31, 2014		Year ended Jan. 31, 2016	Year ended Jan. 31, 2015		Oct. 4 D to Jan. 31, 2014		Year ended Jan. 31, 2016	Year ended Jan. 31, 2015	Oct. 4 D to Jan. 31, 2014
$13.41	$13.05	$13.25		$13.36	$13.03	$13.25		$13.35	$13.03		$13.25		$13.21	$13.00	$13.25

0.02	0.04	0.00	I	(0.04)	0.01	(0.01)		(0.03)	0.00	I	0.00	I	(0.12)	(0.05)	(0.04)
0.55	0.72	0.06		0.57	0.72	0.05		0.56	0.72		0.04		0.54	0.66	0.05

0.57	0.76	0.06		0.53	0.73	0.04		0.53	0.72		0.04		0.42	0.61	0.01

(0.02)	(0.03)	—		(0.02)	(0.03)	—		(0.02)	(0.03)		—		(0.02)	(0.03)	—
(0.21)	(0.37)	(0.26)		(0.21)	(0.37)	(0.26)		(0.21)	(0.37)		(0.26)		(0.21)	(0.37)	(0.26)

(0.23)	(0.40)	(0.26)		(0.23)	(0.40)	(0.26)		(0.23)	(0.40)		(0.26)		(0.23)	(0.40)	(0.26)

$13.75	$13.41	$13.05		$13.66	$13.36	$13.03		$13.65	$13.35		$13.03		$13.40	$13.21	$13.00

4.12%	5.83%	0.37	% B	3.84%	5.60%	0.22	%B	3.84%	5.53%		0.22	%B	3.04%	4.69%	(0.01	)%B

$128	$120	$105		$422	$108	$107		$345	$435		$363		$410	$393	$109
2.72%	3.84%	10.23	%C	3.08%	5.28%	10.37	%C	3.05%	4.19%		8.22	%C	3.76%	4.77%	11.36	%C
1.08%	1.08%	1.08	%C	1.36%	1.36%	1.36	%C	1.38%	1.42%		1.48	%C	2.13%	2.16%	2.23	%C
(1.51)%	(2.44)%	(9.09	)%C	(2.04)%	(3.88)%	(9.22	)%C	(1.90)%	(2.78)%		(6.91	)%C	(2.51)%	(3.41)%	(10.22	)%C
0.13%	0.32%	0.06	%C	(0.32)%	0.05%	(0.22	)%C	(0.22)%	(0.01)%		(0.17	)%C	(0.89)%	(0.80)%	(1.09	)%C
39%	38%	15	%G	39%	38%	15	%G	39%	38%		15	%G	39%	38%	15	%G

American Beacon FundsSM

Privacy Policy and Federal Tax Information

January 31, 2016 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2016. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Acadian Fund	Grosvenor Fund	SGA Fund
Corporate Dividends Received Deduction	2.0%	—	16.0%
Qualified Dividend Income	100.0%	—	100.0%
Long-term Capital Gain Distributions	$—	—	$114,816
Short-term Capital Gain Distributions	$—	—	$—

Shareholders received notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Grosvenor Long/Short Fund

At its March 3-4, 2015 meetings, the Board of Trustees (“Board”) considered the approval of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of American Beacon Grosvenor Long/Short Fund, a new series of the Trust (“Grosvenor Fund”).

Approval of American Beacon Advisors, Inc.

In advance of the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement for the Grosvenor Fund, and the Investment Committee of the Board met with representatives of the Manager.

The Board also considered information that had been provided by the Manager to the Board at the May 2014 meeting in connection with the renewal of the Management Agreement between the Manager and the Trust as it related to other existing series of the Trust (“Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its March 3-4, 2015 meetings at which the Board considered the approval of the Management Agreement. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Grosvenor Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Grosvenor Fund.

Nature, Extent and Quality of Services. The Board noted that it had considered the renewal of the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 2014 meeting. At that meeting, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. At the May meeting, the Board also considered the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board considered the advisory services to be provided by the Manager to the Grosvenor Fund and the Manager’s representation that certain advisory responsibilities would be delegated to a lead subadviser. The Board noted that, for the Grosvenor Fund, the lead subadviser, rather than the Manager, would allocate assets among multiple underlying investment advisors, a service performed by the Manager for many of the Existing Funds. However, the Board also noted the Manager’s representation that many other advisory and related administrative services proposed to be provided by the Manager to the Grosvenor Fund would be consistent with the services provided to the Existing Funds. The Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Grosvenor Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by the Manager were appropriate for the Grosvenor Fund.

68

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Investment Performance. The Board noted that the Grosvenor Fund is new and, therefore, had no historical performance for the Board to review. The Board also noted that the Trustees would review the performance of Grosvenor Capital Management, L.P. (“Grosvenor”) in connection with their consideration of the Lead Advisory Agreement.

Costs of the Services Provided to the Grosvenor Fund and the Profits Realized by the Manager from its Relationship with the Grosvenor Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager. The Board also considered that the Manager will receive service and administrative fees to compensate the Manager for providing administrative services to the Grosvenor Fund. The Board noted the Manager’s representation that its accounting system does not provide for cost allocation. Accordingly, the Manager created an allocation of expenses based upon the estimated percentage of time spent by its employees on non-distribution related business. The Board then noted that the Manager was projected to incur losses from its first year of rendering services to the Grosvenor Fund.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by comparable funds. The Board noted the Manager’s representation that the management fee rate proposed by the Manager for the Grosvenor Fund is slightly higher than the average fee rate of Morningstar, Inc. (“Morningstar”) peer group funds. The Board also noted the Manager’s representation that there are very few funds in the Grosvenor Fund’s Morningstar peer group that are managed by experienced long/short managers similar to the underlying subadvisers that will provide portfolio management services to the Grosvenor Fund and that the Grosvenor Fund’s total expense ratio is expected to be lower than funds in its Morningstar peer group that are managed by experienced long/short managers. In addition, the Board considered that the Manager has agreed to contractually limit the expenses of the Grosvenor Fund for at least one year following the inception date of the Grosvenor Fund at competitive market levels. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Grosvenor Fund, in light of all the factors considered.

Economies of Scale. The Board considered that breakpoints were not included in the proposed management fee and noted the Manager’s representation that the proposed management fee rate for the Grosvenor Fund reflects economies of scale for the benefit of Grosvenor Fund shareholders.

Benefits to be Derived from the Relationship with the Grosvenor Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the Grosvenor Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationships with the Grosvenor Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Grosvenor Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable; (2) determined that the Grosvenor Fund and its shareholders would benefit from the Manager’s management of the Grosvenor Fund; and (3) approved the Management Agreement.

Approval of Grosvenor Capital Management, L.P. (“Grosvenor”)

At its March 3-4, 2015 and August 5-6, 2015 meetings, the Board considered the approval of a new lead investment advisory agreement between the Manager and Grosvenor (“New Lead Agreement”).

Prior to the meetings, the Board requested and reviewed information provided by Grosvenor and the Manager in connection with its consideration of the New Lead Agreement, and the Investment Committee and the Audit and Compliance Committee of the Board met with representatives of Grosvenor.

69

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Provided below is an overview of the primary factors the Board considered in connection with the approval of the New Lead Agreement. In determining whether to approve the New Lead Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of Grosvenor; (3) the costs to be incurred by Grosvenor in rendering its services and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by Grosvenor with other clients; and (7) any other benefits anticipated to be derived by Grosvenor from its relationship with the Grosvenor Fund.

The Board did not identify any particular information that was most relevant to its consideration of the New Lead Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of Grosvenor regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Lead Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the New Lead Agreement were reasonable and fair and that the approval of the New Lead Agreement was in the best interests of the Grosvenor Fund.

Nature, extent and quality of the services to be provided by Grosvenor. The Board considered information regarding Grosvenor’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the New Lead Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Grosvenor Fund. The Board also considered the services to be provided by Grosvenor, including Grosvenor’s methodology for the selection and ongoing evaluation of the underlying subadvisers, and the proposed allocation of the Grosvenor Fund’s assets among the underlying subadvisers. The Board considered Grosvenor’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of Grosvenor. The Board considered Grosvenor’s representation that its financial condition is adequate to provide high quality advisory services to the Grosvenor Fund and that its current staffing levels were adequate to service the Grosvenor Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Grosvenor were appropriate for the Grosvenor Fund in light of its investment objective, and, thus, supported a decision to approve the New Lead Agreement.

Performance of Grosvenor. The Board evaluated the performance information provided by Grosvenor and the Manager regarding the performance of the equity component (“Equity Component”) of the Grosvenor Multi-Strategy Fund, L.P. (“GMSF”), as compared to the GMSF, the MSCI World Index and the Morningstar Long/Short Equity Category (“Morningstar Category”). The Board noted that, while the Equity Component included the returns of underlying funds pursuing the long/short equity strategy, the funds whose performance is included in the Equity Component have not operated as standalone portfolios pursuing this strategy. The Board considered that, as of December 31, 2014, the Equity Component outperformed the GMSF, the MSCI World Index and the Morningstar Category for the one-year period and the period from January 1, 1993 to December 31, 2014. The Board also considered that the Equity Component outperformed the GMSF and the Morningstar Category and underperformed the MSCI World Index for the three- and five-year periods. Based on the foregoing information, the Board concluded that the historical investment performance record of Grosvenor supported approval of the New Lead Agreement.

Comparisons of the amounts to be paid under the New Lead Agreement with those under contracts between Grosvenor and its other clients. In evaluating the Grosvenor Agreement, the Board considered that Grosvenor’s investment advisory fee rate under the New Lead Agreement would be paid to Grosvenor by the Manager, and that Grosvenor would, in turn, pay advisory fees to the underlying subadvisers. The Board reviewed the proposed advisory fee rates for the services to be performed by Grosvenor and the underlying subadvisers on behalf of the Grosvenor Fund. The Board considered the advisory fee rate proposed for the Grosvenor Fund relative to the fee rates charged to a closed-end investment company managed by Grosvenor

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Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

and private fund clients of Grosvenor. The Board noted that the fee structures of both the closed-end investment company and the private funds differ from the fee structure of the Grosvenor Fund. After evaluating this information, the Board concluded that Grosvenor’s advisory fee rate under the New Lead Agreement was reasonable in light of the services to be provided to the Grosvenor Fund.

Costs of the services to be provided and profits to be realized by Grosvenor and its affiliates from its relationship with the Grosvenor Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Grosvenor from its relationship with the Grosvenor Fund, noting instead the arm’s-length nature of the relationship between the Manager and Grosvenor with respect to the negotiation of the advisory fee rate on behalf of the Grosvenor Fund.

Economies of Scale. The Board considered Grosvenor’s representation that the Grosvenor Fund’s advisory fee reflected Grosvenor’s existing economies of scale and that Grosvenor was uncertain whether it would be able to achieve additional economies of scale in connection with the services it proposes to provide to the Grosvenor Fund.

Benefits to be derived by Grosvenor from the relationship with the Grosvenor Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Grosvenor as a result of its relationship with the Grosvenor Fund, including greater exposure in the marketplace and the potential for other portfolios managed by Grosvenor to obtain more favorable pricing and/or service from third party service providers that also provide services to the Grosvenor Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Grosvenor by virtue of its relationship with the Grosvenor Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Grosvenor Fund, the Manager or Grosvenor, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the New Lead Agreement is in the best interests of the Grosvenor Fund and approved the New Lead Agreement.

Approval of Underlying Subadvisers

At its June 2-3, 2015 and August 5-6, 2015 meetings, the Board considered the approval of new investment advisory agreements (each, an “Underlying Agreement”) among the Manager, Grosvenor, as the lead subadviser of the Grosvenor Fund, and each of (1) Basswood Capital Management, LLC (“Basswood”), (2) Impala Asset Management, LLC (“Impala”), (3) Incline Global Management, LLC (“Incline”), (4) Passport Capital, LLC (“Passport”), (5) Pine River Capital Management, LP (“Pine River”), (6) River Canyon Fund Management, LLC (“River Canyon”) and (7) Tremblant Capital Group (“Tremblant”), the Fund’s proposed underlying subadvisers (each, an “Underlying Subadviser”).

Prior to the meetings, the Board requested and reviewed information provided by Grosvenor and each Underlying Subadviser in connection with the Board’s consideration of each Underlying Agreement; and over the course of meetings held on April 6, 2015, April 24, 2015 and May 6, 2015, the Investment Committee of the Board met with representatives of each Underlying Subadviser. Also in attendance at each such meeting were representatives of the Manager and the Lead Adviser. In addition, at its meeting held on June 2, 2015, the Investment Committee of the Board met with a representative of the Lead Adviser who explained the basis for the Lead Adviser’s recommendation of each of the proposed Underlying Subadvisers.

Provided below is an overview of the primary factors the Board considered in connection with the approval of each Underlying Agreement. In determining whether to approve each Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of the Underlying Subadviser with respect to certain comparable accounts, as applicable; (3) any benefits, aside from the receipt of fees, anticipated to be derived by the Underlying Subadviser from its relationship with the Fund; (4) costs to be incurred by each Underlying Subadviser in rendering its services and the resulting profits or losses; (5) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (6) whether the proposed fee rates reflect these economies of scale, if any, for the benefit of investors; and (7) comparisons of services and fees

71

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

with contracts entered into by each Underlying Subadviser with other clients. In addition, the Board considered that each Underlying Subadviser would be compensated for its services exclusively by Grosvenor from its fixed rate advisory fee, and not by the Fund.

The Board did not identify any particular information that was most relevant to its consideration of each Underlying Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager, the Lead Subadviser and each Underlying Subadviser regarding certain key aspects of the materials submitted in support of the applicable approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as each Underlying Agreement. The memorandum explained the legal guidelines surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Underlying Agreement were reasonable and fair and that the approval of each Underlying Agreement was in the best interests of the Fund.

Approval of Basswood Capital Management, LLC

Nature, extent and quality of the services to be provided by Basswood. The Board considered information regarding Basswood’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Basswood’s allocation of the Fund. The Board also considered Basswood’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that the Lead Adviser had recommended Basswood and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Basswood’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Basswood were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Basswood. The Board evaluated information provided by Basswood regarding the performance of a private fund managed in the same strategy as the Fund for which Basswood serves as adviser (“Basswood Fund”) relative to the performance of two benchmark indices. The Board considered that the Basswood Fund outperformed each of the benchmark indices for the one-year period ended December 31, 2014 and variously outperformed and underperformed each of the benchmark indices for the one-year periods ended December 31, 2013, December 31, 2012 and December 31, 2011. Based on the foregoing information, the Board concluded that the historical investment performance record of Basswood supported approval of the Agreement.

Benefits to be derived by Basswood from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Basswood as a result of its relationship with the Fund, including Basswood’s representation that it intends to receive soft dollar benefits in connection with Fund transactions. Based on the foregoing information, the Board concluded that the potential benefits accruing to Basswood by virtue of its relationship with the Fund appear to be fair and reasonable.

Comparisons of the amounts to be paid under the Underlying Agreement with those under contracts between Basswood and its other clients. In evaluating the Underlying Agreement, the Board reviewed Basswood’s proposed maximum advisory fee schedule for services to be performed by Basswood on behalf of the Fund. The Board also considered: (a) Basswood’s representation that it does not provide comparable services to its other clients; and (b) that the fee rate provided to the Board was in line with the fee rates that other Underlying Subadvisers proposed to charge with respect to the Fund. After evaluating this information, the Board concluded that the advisory fee rate under the Underlying Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Basswood and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Basswood from its relationship with the Fund, noting instead the arm’s length nature of the

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Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

relationship between the Manager and Grosvenor and Basswood with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Basswood’s representation that it does not believe that it is likely to experience economies of scale in connection with the services that it proposes to provide to the Fund.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or Basswood, as that term is defined in the 1940 Act, concluded that, the proposed investment advisory fee rate is fair and reasonable and that the approval of the Underlying Agreement is in the best interests of the Fund and approved the Underlying Agreement.

Approval of Impala Asset Management, LLC

Nature, extent and quality of the services to be provided by Impala. The Board considered information regarding Impala’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Impala’s allocation of the Fund. The Board also considered Impala’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that the Lead Adviser had recommended Impala and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Impala’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Impala were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Impala. The Board evaluated information provided by Impala regarding the performance of a registered investment company (“Impala Registered Fund”) and a private fund (“Impala Private Fund”), each of which is managed in the same strategy as the Fund, for which Impala serves as a subadviser relative to the performance of a benchmark index. The Board considered that the Impala Registered Fund underperformed the benchmark index for the period October 14, 2013 to December 31, 2013 and the one-year period ended December 31, 2014, and outperformed the benchmark index for the quarter ended March 31, 2015, and that the Impala Private Fund outperformed the benchmark index for each calendar year from 2005 to 2010 and 2012 and underperformed the benchmark index for the 2011, 2013 and 2014 calendar years. The Board also considered Impala’s representation that the Impala Registered Fund and Impala Private Fund differ materially from the benchmark index because, among other things, the Impala Registered Fund and Impala Private Fund take both long and short positions and may hold more concentrated positions. Based on the foregoing information, the Board concluded that the historical investment performance record of Impala supported approval of the Agreement.

Benefits to be derived by Impala from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Impala as a result of its relationship with the Fund, including Impala’s representation that it intends to receive soft dollar benefits in connection with Fund transactions and that Impala has entered into commission-sharing agreements with certain broker-dealers. Based on the foregoing information, the Board concluded that the potential benefits accruing to Impala by virtue of its relationship with the Fund appear to be fair and reasonable.

Comparisons of the amounts to be paid under the Underlying Agreement with those under contracts between Impala and its other clients. In evaluating the Underlying Agreement, the Board reviewed Impala’s proposed advisory fee schedule for services to be performed by Impala on behalf of the Fund. The Board considered Impala’s representation that its advisory fee rates for other subadvised accounts are not lower than the proposed advisory fee rate under the Underlying Agreement. After evaluating this information, the Board

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Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

concluded that the advisory fee rate under the Underlying Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Impala and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Impala from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Grosvenor and Impala with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Impala’s representation that it may not experience economies of scale in connection with the services that it proposes to provide to the Fund for an extended period of time.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or Impala, as that term is defined in the 1940 Act, concluded that, the proposed investment advisory fee rate is fair and reasonable and that the approval of the Underlying Agreement is in the best interests of the Fund and approved the Underlying Agreement.

Approval of Incline Global Management, LLC

Nature, extent and quality of the services to be provided by Incline. The Board considered information regarding Incline’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Incline’s allocation of the Fund. The Board also considered Incline’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that the Lead Adviser had recommended Incline and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Incline’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Incline were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Incline. The Board evaluated information provided by Incline regarding the performance of a private fund managed in the same strategy as the Fund for which Incline serves as adviser (“Incline Fund”) relative to the performance of a benchmark index. The Board considered Incline’s representation that the Incline Fund outperformed the benchmark index for the since-inception period, the period April 1, 2012 to December 31, 2013, for the one-year period ended December 31, 2014 and for the quarter-ended March 31, 2015, and underperformed the benchmark index for the one-year period ended December 31, 2013. Based on the foregoing information, the Board concluded that the historical investment performance record of Incline supported approval of the Agreement.

Benefits to be derived by Incline from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Incline as a result of its relationship with the Fund, including Incline’s representation that it intends to receive soft dollar benefits in connection with Fund transactions and that Incline anticipates that a larger asset base will benefit its overall investment process. Based on the foregoing information, the Board concluded that the potential benefits accruing to Incline by virtue of its relationship with the Fund appear to be fair and reasonable.

Comparisons of the amounts to be paid under the Underlying Agreement with those under contracts between Incline and its other clients. In evaluating the Underlying Agreement, the Board reviewed Incline’s proposed maximum advisory fee schedule for services to be performed by Incline on behalf of the Fund. The Board also considered that fee rate provided to the Board was in line with the fee rates that other Underlying

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Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Subadvisers proposed to charge with respect to the Fund. After evaluating this information, the Board concluded that the advisory fee rate under the Underlying Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Incline and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Incline from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Grosvenor and Incline with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Incline’s representation that it was unable to comment on potential economies of scale.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or Incline, as that term is defined in the 1940 Act, concluded that, the proposed investment advisory fee rate is fair and reasonable and that the approval of the Underlying Agreement is in the best interests of the Fund and approved the Underlying Agreement.

Approval of Passport Capital, LLC

Nature, extent and quality of the services to be provided by Passport. The Board considered information regarding Passport’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Passport’s allocation of the Fund. The Board also considered Passport’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that the Lead Adviser had recommended Passport and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Passport’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Passport were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Passport. The Board evaluated information provided by Passport regarding the performance of an account managed in the same strategy as the Fund for which Passport serves as adviser (“Passport Account”) relative to the performance of a benchmark index. The Board considered that the Passport Account underperformed the benchmark index for the one-year period ended December 31, 2014 and outperformed the benchmark index for the quarter-ended March 31, 2015. The Board also considered Passport’s representation that the comparison of the Passport Account to the benchmark index is imperfect because the Passport Account’s portfolio may contain options and other derivative securities, may include margin trading and other leverage, may experience greater volatility, and is not as diversified as the benchmark index. Based on the foregoing information, the Board concluded that the historical investment performance record of Passport supported approval of the Agreement.

Benefits to be derived by Passport from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Passport as a result of its relationship with the Fund, including Passport’s representation that it intends to receive soft dollar benefits in connection with Fund transactions. Based on the foregoing information, the Board concluded that the potential benefits accruing to Passport by virtue of its relationship with the Fund appear to be fair and reasonable.

Comparisons of the amounts to be paid under the Underlying Agreement with those under contracts between Passport and its other clients. In evaluating the Underlying Agreement, the Board reviewed Passport’s proposed advisory fee schedule for services to be performed by Passport on behalf of the Fund. The Board considered Passport’s representation that the advisory fee rate proposed for the Fund was lower than

75

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

the advisory fee rate that Passport generally charges to private funds for which it serves as adviser. After evaluating this information, the Board concluded that the advisory fee rate under the Underlying Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Passport and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Passport from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Grosvenor and Passport with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Passport’s representation that it was unable to make a determination of whether and/or how economies of scale, if any, may impact its fee structure.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or Passport, as that term is defined in the 1940 Act, concluded that, the proposed investment advisory fee rate is fair and reasonable and that the approval of the Underlying Agreement is in the best interests of the Fund and approved the Underlying Agreement.

Approval of Pine River Capital Management, LP

Nature, extent and quality of the services to be provided by Pine River. The Board considered information regarding Pine River’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Pine River’s allocation of the Fund. The Board also considered Pine River’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that the Lead Adviser had recommended Pine River and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Pine River’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Pine River were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Pine River. The Board evaluated information provided by Pine River regarding the performance of two registered investment companies managed in the same strategy as the Fund for which Pine River serves as subadviser (together, the “Pine River Funds”) relative to the performance of a benchmark index. The Board considered that the Pine River Funds underperformed the benchmark index for their respective since-inception periods ended February 28, 2015. However, the Board considered that the Pine River Funds commenced operations in May 2014 and December 2014, respectively, and that a private fund managed in the same strategy as the Fund for which Pine River serves as adviser that launched in June 2002 outperformed the benchmark index for the ten-year and since-inception periods. Based on the foregoing information, the Board concluded that the historical investment performance record of Pine River supported approval of the Agreement.

Benefits to be derived by Pine River from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Pine River as a result of its relationship with the Fund, including Pine River’s representation that it intends to receive soft dollar benefits in connection with Fund transactions. Based on the foregoing information, the Board concluded that the potential benefits accruing to Pine River by virtue of its relationship with the Fund appear to be fair and reasonable.

Comparisons of the amounts to be paid under the Underlying Agreement with those under contracts between Pine River and its other clients. In evaluating the Underlying Agreement, the Board reviewed Pine River’s proposed advisory fee schedule for services to be performed by Pine River on behalf of the Fund. The Board considered Pine River’s representation that the advisory fee rate proposed for the Fund was the same as

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Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

the advisory fee rate that Pine River charges to other registered investment companies managed in the same strategy as the Fund and was lower than the advisory fee rate that Pine River charges to other accounts managed in the same strategy as the Fund. After evaluating this information, the Board concluded that the advisory fee rate under the Underlying Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Pine River and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Pine River from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Grosvenor and Pine River with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Pine River’s representation that the proposed advisory fee rate reflected any future economies of scale that it may experience.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or Pine River, as that term is defined in the 1940 Act, concluded that, the proposed investment advisory fee rate is fair and reasonable and that the approval of the Underlying Agreement is in the best interests of the Fund and approved the Underlying Agreement.

Approval of River Canyon Fund Management, LLC

Nature, extent and quality of the services to be provided by River Canyon. The Board considered information regarding River Canyon’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing River Canyon’s allocation of the Fund. The Board also considered River Canyon’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that the Lead Adviser had recommended River Canyon and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered River Canyon’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by River Canyon were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of River Canyon. The Board considered River Canyon’s representation that it does not currently manage any comparable client account with the same investment strategy as the Fund. The Board also considered Grosvenor’s representation that River Canyon’s flagship private fund outperformed its benchmark index for the period January 2005 to December 2014 and that Grosvenor expects River Canyon’s strategy with respect to the management of Fund assets to provide an attractive return profile.

Benefits to be derived by River Canyon from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to River Canyon as a result of its relationship with the Fund, including River Canyon’s representation that it intends to receive soft dollar benefits in connection with Fund transactions and that it anticipates increased name recognition. Based on the foregoing information, the Board concluded that the potential benefits accruing to River Canyon by virtue of its relationship with the Fund appear to be fair and reasonable.

Comparisons of the amounts to be paid under the Underlying Agreement with those under contracts between River Canyon and its other clients. In evaluating the Underlying Agreement, the Board reviewed River Canyon’s proposed advisory fee schedule for services to be performed by River Canyon on behalf of the Fund. The Board considered River Canyon’s representation that the advisory fee rate proposed for the Fund was generally in line with the advisory fee rates that River Canyon charges to other subadvised registered

77

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

investment company clients. After evaluating this information, the Board concluded that the advisory fee rate under the Underlying Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by River Canyon and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by River Canyon from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Grosvenor and River Canyon with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Pine River’s representation that it does not expect to experience economies of scale in connection with the investment advisory services that it proposes to provide to the Fund.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or River Canyon, as that term is defined in the 1940 Act, concluded that, the proposed investment advisory fee rate is fair and reasonable and that the approval of the Underlying Agreement is in the best interests of the Fund and approved the Underlying Agreement.

Approval of Tremblant Capital Group

Nature, extent and quality of the services to be provided by Tremblant. The Board considered information regarding Tremblant’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Tremblant’s allocation of the Fund. The Board also considered Tremblant’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that the Lead Adviser had recommended Tremblant and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Tremblant’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Tremblant were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Tremblant. The Board evaluated information provided by Tremblant regarding the performance of three private funds managed in the same strategy as the Fund for which Tremblant serves as adviser (collectively, the “Tremblant Funds”) relative to the performance of their respective benchmark indices. The Board considered that two of the Tremblant Funds outperformed their benchmark indices for the since-inception periods from July 2001 and July 2002, respectively, and underperformed their benchmark indices for recent one-, three- and five-year periods. The Board also considered that another Tremblant Fund outperformed its benchmark index for the one- and three-year periods, and for the since-inception period from November 2011. The Board considered Tremblant’s representation that it is a long-term investor and that each of the Tremblant Funds have outperformed their benchmark indices since inception. Based on the foregoing information, the Board concluded that the historical investment performance record of Tremblant supported approval of the Agreement.

Benefits to be derived by Tremblant from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Tremblant as a result of its relationship with the Fund, including Tremblant’s representation that it intends to receive soft dollar benefits in connection with Fund transactions. Based on the foregoing information, the Board concluded that the potential benefits accruing to Tremblant by virtue of its relationship with the Fund appear to be fair and reasonable.

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Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Comparisons of the amounts to be paid under the Underlying Agreement with those under contracts between Tremblant and its other clients. In evaluating the Underlying Agreement, the Board reviewed Tremblant’s proposed advisory fee schedule for services to be performed by Tremblant on behalf of the Fund. The Board considered Tremblant’s representations that: (i) it does not charge a lower advisory fee to clients for which it provides comparable services; and (ii) the advisory fee rate that Tremblant was proposing for the Fund was within the range of advisory fee rates that Tremblant charges to private funds for which it serves as adviser, but that, in addition to an advisory fee, such private funds are also assessed a performance based fee. After evaluating this information, the Board concluded that the advisory fee rate under the Underlying Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Tremblant and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Tremblant from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Grosvenor and Tremblant with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Tremblant’s representation that the proposed advisory fee rate reflected any future economies of scale that it may experience.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, Grosvenor or Tremblant, as that term is defined in the 1940 Act, concluded that, the proposed investment advisory fee rate is fair and reasonable and that the approval of the Underlying Agreement is in the best interests of the Fund and approved the Underlying Agreement.

79

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (79)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED	Term
TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (46)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (55)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
TRUSTEES (CONT.)	Term
One Year

Thomas M. Dunning (73)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (70) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275 OFFICERS	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (61)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (45)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (52)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (59)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month for the SGA Global Growth Fund and sixty days after the end of each quarter for Acadian Emerging Markets Managed Volatility Fund and Grosvenor Long/Short Fund.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.

American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Earnest Partners Emerging Markets Equity Fund, and American Beacon SGA Global Growth Fund are service marks of American Beacon Advisors, Inc.

AR 1/16

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The trust amended its code November 12, 2003 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE.ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$197,167	1/31/2015
$219,621	1/31/2016

(b)

Audit-Related Fees	Fiscal Year Ended
$0	1/31/2015
$0	1/31/2016

(c)

Tax Fees	Fiscal Year Ended
$19,500	1/31/2015
$59,912	1/31/2016

(d)

All Other Fees	Fiscal Year Ended
$0	1/31/2015
$0	1/31/2016

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$19,500	$34,905	N/A	1/31/2015
$59,912	$46,065	N/A	1/31/2016

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: April 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: April 7, 2016

By	/s/ Melinda G. Heika

Melinda G. Heika
Treasurer
American Beacon Funds

Date: April 7, 2016